UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website http://www.barings.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-766-0014.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-766-0014 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Semi-Annual Report

December 31, 2019

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank &Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Daniel McGee

President,

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Diversified Income Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you, as always, for your continued trust and partnership. 2019 was a strong year for fixed income across the board, with high yield, emerging markets debt and investment grade credit markets all delivering decidedly positive returns. While volatility has returned in recent weeks amid concerns over the spreading coronavirus – a good reminder that global markets are vulnerable to unforeseen shocks – fundamentals across the fixed income markets appear stable and defaults, overall, remain below long-term averages.

As we look out over the next several months, we see both tailwinds and headwinds for the global economy and capital markets. On the positive front, tensions around trade and Brexit appear to be fading. In the U.S., the economic picture looks relatively stable – labor market, sentiment and housing data are generally positive, and both wage pressure and inflation remain in reasonable territory. From a bottom-up, fundamental perspective, our investment teams believe there are still attractive opportunities to be found across developed and emerging markets – including in less trafficked markets such as CLOs and asset-backed securities.

All of that said, there are a number of potential volatility triggers on the horizon. While the coronavirus was the main contributor to the most recent bout of volatility, it joins a number of other lingering risks – from regional political tensions to commodity prices and global growth. The U.S. also faces what is sure to be a politically charged year in the run-up to November’s presidential election.

As active managers, we look for opportunity in markets during periods of volatility and change. With some of the industry’s largest research teams covering asset classes from high yield bonds and investment grade credit to emerging markets debt, we believe we are well-positioned to provide access to opportunities as they arise across the global fixed income spectrum. Above all, and throughout the ups and downs of market cycles, we continue to focus on delivering our shareholders strong risk-adjusted returns.

On behalf of the entire Barings team, we thank you for your partnership and look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trusts’ current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

Investment Objective

Barings Global Floating Rate Fund (the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2019 through December 31, 2019 of 3.19%, outperforming the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned 2.76%.[1,6]

What factors influenced performance of the Fund?

∎	Credit selection overall, and in the single-B rating category in particular, was the driver of outperformance during the reporting period.

∎

Investor sentiment toward various macroeconomic and geopolitical themes improved heading into the final months of the calendar year. As a result, trading levels for loans rated single-B and below improved noticeably in the last two months. Given the Fund is overweight the single-B rating category relative to the Benchmark, both this positioning and credit selection within the rating category were beneficial to performance for the period.

∎	From a regional perspective, the Fund’s allocation between the North American and European markets did not have a material impact on relative performance against the Benchmark.

∎

Outperformance by the Fund’s holdings relative to the Benchmark in the metals/minerals and information technology sectors (based on the Benchmark’s Credit Suisse industry sectors), among others, offset underperformance by the Fund’s holdings in the energy and health care sectors.

∎	With a healthy return for the market during the reporting period, even the Fund’s modest allocation to cash was a detractor for performance comparisons.

∎	The high yield bond market outperformed the loan market during the reporting period, and therefore the Fund’s exposure to senior secured bonds provided a positive impact to relative results.

Describe any recent portfolio activity.

∎

Late in the reporting period, the Fund shifted exposure from the European market to the North American market. As a result of some technical factors, we believed that relative value trading levels were more attractive in the North American market than the European market at that time.

∎

During the reporting period, the chemicals, plastics and rubber sector (based on Moody’s industries) fell out of the largest three sectors, and was replaced by the leisure, amusement and entertainment sectors. There were no changes in the Fund’s top two sector exposures – which are the health care, education and child care, and diversified/conglomerate services sectors.

∎	Over the reporting period, the Fund modestly decreased its exposure to senior secured bonds following the strong outperformance in the high yield bond market during the calendar year.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

Describe the portfolio positioning at period end.

∎

The Fund finished the reporting period ended December 31, 2019 with 83.2% allocated to global senior secured loans, 4.6% to global senior secured high yield bonds and 8.6% to cash. The higher cash balance was the result of flow activity near the reporting date, as opposed to a portfolio positioning decision.

∎

From an industry perspective (based on Moody’s industries), the Fund remains well diversified across a number of sectors, with concentrations in health care, education and child care (12.1%), diversified/conglomerate services (11.1%) and leisure, amusement and entertainment (7.0%).

∎

As of year-end, the Fund had the following credit quality breakdown: 2.3% in Baa assets, 26.0% in Ba assets, 53.3% in single-B assets, and 7.2% in Caa and below assets. Approximately 2.7% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 8.6% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the United States (60.3%), the United Kingdom (10.1%), Germany (8.0%), France (2.8%) and the Netherlands (2.5%). Overall, the Fund has exposure to 16 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe the market and portfolio outlook.

∎

Investor sentiment improved toward the end of 2019, and that, along with the continued search for yield, was supportive for below investment grade credit at the end of the reporting period. We will continue to monitor developments including global trade, geopolitics and the U.S. election season, which may create bouts of volatility. Overall, however, we are optimistic that the long-term trends are favorable and below investment grade credit investors are being adequately compensated for the given risks.

∎

From a fundamental perspective, we believe corporate earnings and balance sheets look relatively healthy. In our view, defaults remain low by historical standards, and while we might see an uptick in more challenged sectors, we do not expect to see a widespread material increase and would expect defaults overall to be manageable.

∎

In our view, in the context of a relatively healthy fundamental backdrop, the continued search for yield and low default outlook, below investment grade corporate credit looks to be on solid footing overall. As we believe there is always the potential for either macroeconomic or geopolitical concerns to bubble up again, we believe that actively managed portfolios, global diversification and prudent asset selection are critical in this market.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2019.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	4.74%	2.92%	3.28%
Class A No Load	09/16/2013	7.98%	3.97%	3.78%
Class C With Load	09/16/2013	6.18%	3.20%	3.02%
Class C No Load	09/16/2013	7.18%	3.20%	3.02%
Class I With Load	09/16/2013	8.33%	4.26%	4.09%
Class I No Load	09/16/2013	8.33%	4.26%	4.09%
Class Y With Load	09/16/2013	8.25%	4.23%	4.06%
Class Y No Load	09/16/2013	8.25%	4.23%	4.06%

3.

Duration is a measure of the sensitivity of the price—the value of principal—of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indexes are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2019 through December 31, 2019 of 3.60%, in-line with the 3-Month USD London Inter-Bank Offered Rate (LIBOR) plus 500 basis points (bps) — the benchmark – which returned 3.60%.[1,2,6]

What factors influenced performance of the Fund?

∎

Investor sentiment toward various macroeconomic and geopolitical themes improved heading into the final months of the calendar year. This was beneficial to the performance of the portfolio, and in particular to the trading levels of Fund holdings rated single-B and below and collateralized loan obligations (CLOs).

∎

For the reporting period, high yield bonds in both developed and emerging markets was the top performing asset class for the Fund on both a total return and contribution to total return perspective. They were followed by performance of the Fund’s senior secured loans and CLO holdings. Special situation and restructured equity holdings underperformed during the period.

∎	From a regional perspective, the Fund’s North American holdings modestly outperformed the European holdings, although both performed well during the reporting period.

Describe any recent portfolio activity.

∎

In general, the Fund continues to shift exposure to be in a position to deploy cash into asset classes which we believe offer the best relative value at that time, and based on our assessment of the trading opportunities available in each market.

∎

In regard to the Fund’s core asset classes, early in the period the Fund shifted exposure from European high yield bonds to U.S. high yield bonds. Later in the period, the Fund shifted exposure out of European loans and European high yield bonds in favor of U.S. senior secured loans and U.S. high yield bonds. For various technical factors during the period, we had a modest bias towards the relative value opportunities in the North American market.

∎

In regard to opportunistic asset classes, the Fund gradually added exposure to emerging markets corporate debt to provide diversification to the portfolio, as well as to potentially provide some opportunities to invest in companies where we believe the public ratings and therefore the stated coupons are more conservative than the corporate fundamentals for the company suggest.

∎	From an industry sector perspective, the most notable change during the reporting period was a further reduction in the Fund’s exposure to the oil and gas sector.

Describe the portfolio positioning at period end.

∎

The Fund finished the reporting period ended December 31, 2019 with an allocation of 41.7%, 39.2% and 8.8% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was held

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

in cash and accrued income at 9.0%, 0.4% in equity and 0.9% in special situation investments. A significant portion of the portfolio (approximately 61.2%) was senior secured in nature (including CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎

From an industry perspective, the Fund was diversified across a number of sectors, with concentrations in health care, education and childcare (9.3%), diversified/conglomerate services (7.0%) and telecommunications (6.7%).

∎

As of year-end, the Fund had the following credit quality breakdown: 3.4% in Baa assets, 31.6% in Ba assets, 42.2% in single-B assets, and 10.6% in CCC and below assets. Approximately 3.2% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 9.0% of portfolio assets.[3]

∎

The top five countries in the portfolio at the end of the reporting period were the United States (57.2%), the United Kingdom (8.0%), Germany (5.1%), the Netherlands (3.1%) and China (1.8%). Overall, the Fund had exposure to 31 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe the market and portfolio outlook.

∎

Investor sentiment improved toward the end of 2019, and that, along with the continued search for yield, was supportive for below investment grade credit at the end of the reporting period. We continue to monitor developments – including global trade, geopolitics and the U.S. election season – which may create bouts of volatility. Overall, however, we are optimistic that the long-term trends are favorable, and below investment grade credit investors are being adequately compensated for the given risks.

∎

From a fundamental perspective, we believe corporate earnings and balance sheets look relatively healthy. In our view, defaults remain low by historical standards, and while we might see an uptick in more challenged sectors, we do not expect to see a widespread material increase and would expect defaults overall to be manageable.

∎

In our view, in the context of a relatively healthy fundamental backdrop, the continued search for yield and low default outlook, below investment grade corporate credit looks to be on solid footing overall. As we believe there is always the potential for either macroeconomic or geopolitical concerns to bubble up again, we believe that actively managed portfolios, global diversification and prudent asset selection are critical in this market.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2019.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	5.06%	3.12%	4.03%
Class A No Load	09/16/2013	9.44%	4.54%	4.67%
Class C With Load	09/16/2013	7.63%	3.76%	3.88%
Class C No Load	09/16/2013	8.63%	3.76%	3.88%
Class I With Load	09/16/2013	9.71%	4.80%	4.92%
Class I No Load	09/16/2013	9.71%	4.80%	4.92%
Class Y With Load	09/16/2013	9.71%	4.79%	4.92%
Class Y No Load	09/16/2013	9.71%	4.79%	4.92%

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

Investment Objective

The Barings Active Short Duration Bond Fund (the “Fund”) seeks to achieve a high total rate of return, primarily from current income, while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2019 through December 31, 2019 of 1.64%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned 1.10%.[1,5]

What factors influenced performance of the Fund?

∎

A shorter duration position contributed negatively to performance relative to the Benchmark as rates declined. The Fund uses Treasury bonds and futures to help manage duration. The front end of the Treasury yield curve remains flat between three months and three years. The Fund ended the period with a 0.37 year duration in accordance with our rules-based duration management process. We believe that the U.S. Federal Reserve (Fed) is likely on hold for the foreseeable future after three rate cuts in 2019.

∎

We continued to favor securitized credit over corporate credit. Attractive spreads and positively trending underlying fundamentals drove this decision. The Fund’s allocation to asset-backed securities (ABS) was a positive contributor to performance. Both consumer and commercial collateral contributed positively over the period. Student loans were a positive contributor, despite spreads widening leading up to year-end.

∎

The Fund’s allocation to investment grade credit contributed positively to performance. Corporate spreads tightened over the recent six-month period across sectors. Allocations to the banking, leasing, and chemical industries contributed positively, while secondary oil and gas was the top detracting industry position. The BBB/BB cross-over rated high yield positions also contributed positively to performance.

∎	An underweight to agency debt and the small positioning in mortgage-backed securities (MBS) detracted slightly from performance.

∎	Commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) positioning both contributed positively to performance.

∎

The Fund’s small position in high quality collateralized loan obligation (CLO) tranches was also a positive contributor. The Fund is invested in AAA-rated and AA-rated tranches. We continue to like the structural subordination offered by CLOs, and favor high quality managers.

Describe any recent portfolio activity.

∎	The Fund ended the period with a duration position of 0.37 years, as the basis between three-month and one-year remains flat.

∎

The Fund marginally added BBB-rated corporate bond exposure. Banking and financial industry positions were increased, while diversified industrial and technology/media/telecom industry positions were reduced.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

∎

Within ABS, the Fund reduced its exposure to student loans and personal consumer loan collateral, while modestly increasing its exposure to automotive loan and timeshare collateral. The Fund reduced its allocation to Treasury allocation, but increased its allocation to CMBS and RMBS. The Fund increased its exposure to High quality AAA/AA-rated CLOs slightly over the period.

Describe the portfolio positioning at period end.

∎

Portfolio duration remains near the minimum levels, and is unlikely to move higher in the near-term, as short maturity yield curves remain flat, well below target levels needed to move duration longer.

∎

The Fund continues to be well diversified across corporate, securitized and government sectors. The securitized ABS allocation was 37.7% at the end of the period. Student loans represented the largest allocation, followed by automotive loan collateral. Further commercial ABS sub-sectors include timeshare, consumer loan, aircraft leasing and shipping container collateral. We continue to favor securitized assets as an effective way to diversify corporate risk by gaining direct exposure to the consumer. The Fund has maintained an active position in CMBS, given attractive spread and still-supportive fundamentals.

∎

At the end of the period, the corporate allocation was at approximately 35.9%, with 33.5% in investment grade corporates, 1.6% in BB-rated and crossover high yield, and 0.7% in U.S. dollar-denominated emerging markets. Banks/brokers and food/beverage/tobacco represent the Fund’s largest corporate sector allocations, followed by independent finance and retail/restaurants/supermarkets.

∎	AAA-rated and AA rated CLO tranches represented a combined 5.2% allocation for the Fund.

Describe the market and portfolio outlook.

∎

Short Treasury yields continued to move lower during the period, with short rates (1-2 years) falling 6-17 basis points (bps), an outcome primarily driven by the Fed cutting rates in the second half of the year. Barring unexpected additional growth weakness, we feel that U.S. government yields will likely be range-bound in 2020.

∎

It appears that the global growth outlook, though far from robust, is stabilizing after prompt policy support by global central banks – especially the Fed – helped alleviate recession fears. After three rate cuts in 2019, the Fed appears to be on hold for the foreseeable future as it monitors growth trends.

∎

Corporate spreads made strong strides to tighten over the period, now trading at about 21 bps below 2-year average spread levels. With that said, we would be surprised if spreads moved significantly tighter, and are hard pressed to identify any catalysts to move tighter from current levels. FX hedging costs remain attractive for foreign investors to come to the U.S. market. We believe this technical will persist into the first quarter of 2020.

∎

ABS spreads were 8 bps wider over the quarter. An upward market technical was introduced on index spreads as a result of another record year of issuance – $337 billion in 2019 versus $298 billion in 2018. The discontinuation of the LIBOR reference rate for many of these securities, and concern over a lack of fallback language in contracts, pushed spreads of various consumer sectors wider, FFELP student loans in particular.

∎

Despite modest weakness in 2019, we believe securitized sectors still represent good value, as we believe that the U.S. consumer fundamentals remain positive given strong employment and rising wages. We remain comfortably overweight this space as we head further into the new year, and believe current spread levels present attractive entry points for new allocations.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of December 31, 2019.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	4.15%	2.61%	2.10%
Class A No Load	07/08/2015	4.15%	2.61%	2.10%
Class C With Load	07/08/2015	3.34%	2.33%	1.83%
Class C No Load	07/08/2015	3.84%	2.33%	1.83%
Class I With Load	07/08/2015	4.42%	2.88%	2.36%
Class I No Load	07/08/2015	4.42%	2.88%	2.36%
Class Y With Load	07/08/2015	4.42%	2.86%	2.34%
Class Y No Load	07/08/2015	4.42%	2.86%	2.34%

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: July 8, 2015.

4.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Diversified Income Fund 2019 Semi-Annual Report

Investment Objective

The Barings Diversified Income Fund (the “Fund”) seeks to provide a total return comprised of current income and capital appreciation by investing primarily in an actively managed diversified portfolio of global investment grade rated fixed and floating rate instruments.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2019 through December 31, 2019 of 2.52%, outperforming 3-Month USD London Interbank Offered Rate (LIBOR) plus 250 basis points (bps) – the benchmark –  which returned 2.34%.

What factors influenced performance of the Fund?

∎

The Fund’s duration positioning contributed positively to performance, on an absolute basis, as rates fell over the period. The Fund uses Treasury futures to help manage duration. The front end of the Treasury yield curve remained flat between three months and three years during the period. The Fund ended the period with a 0.50 year duration in accordance with our rules-based duration management process. We believe that the U.S. Federal Reserve (Fed) is likely on hold for the foreseeable future after three rate cuts in 2019.

∎

High quality collateralized loan obligation (CLO) positioning in AA-BBB rated tranches contributed positively to performance. Despite spreads moving relatively wider over the six-month period, the position contributed positively due to carry associated with these assets. A tactical trade to increase the BBB quality CLO allocation, while spreads for the quality were above 410 bps, proved successful – contributing positively to performance, particularly in the second half of the period.

∎

We continued to favor securitized credit over corporate credit. Attractive spread and positively trending underlying fundamentals drove this decision. The Fund’s allocation to consumer asset-backed-securities (ABS) was a positive contributor to performance. In aggregate, both consumer and commercial collateral contributed positively over the period. Student loans were the primary detractor to ABS performance, with spreads widening over the period as a result of market concern over the discontinuation of the LIBOR reference rate associated with many of these securities.

∎

Investment grade corporate credit across both developed market (DM) and emerging market (EM) geographies was a positive contributor to performance. EMs were the top contributor, as spreads continued to compress over the period as the year’s global macro uncertainties started to ease. DM corporate spreads tightened over the six-month period, and ended the period below two-year average levels. Finance, retail and banking were the strongest performing industries over the period, while secondary oil and gas, independent finance and gas pipelines were the worst performing industries.

Describe any recent portfolio activity.

∎

ABS positioning was increased modestly over the period, as a result of attractive spread differentials to similarly rated investment grade corporate opportunities. Student loan positioning was reduced. The discontinuation of the LIBOR reference rate, and concern over a lack of fallback language in contracts, continue to push spreads wider – leading the Fund to increase allocations to franchise receivable, automobile and aviation collateral.

∎

DM investment grade corporate positioning was reduced slightly over the period, as spreads continued to tighten. As a result, the Fund began redeploying capital into EM hard currency corporates as a way to capture marginally higher yields at similar investment grade ratings.

∎

CLO positioning remained consistent over the period. The Fund continues to favor the allocation due to attractive spread and subordinated protection offered by investment grade quality tranches in the CLO structure.

∎	The Fund ended the period with a duration position of 0.50 years, as the basis between three-month and one-year did not meet the 20 bps threshold to direct the Fund to increase duration.

Barings Diversified Income Fund 2019 Semi-Annual Report

Describe the portfolio positioning at period end.

∎	High quality CLO tranches are the Fund’s largest allocation, at 36.3%. We continue to favor the total return potential and structural subordination offered by AA through BBB quality tranches.

∎

The securitized ABS allocation was 21.4% at the end of the period. Student loans (both FFELP and private) represent the largest allocation, followed by aircraft lease collateral. Aviation remains our highest conviction idea in the ABS space, and currently represents over 6% of the Fund. Further commercial ABS sub-sectors include shipping container, franchise receivables and equipment leasing deals. The Fund maintains a small 4.8% position in commercial mortgage-backed-securities (CMBS), given strong technicals and still-supportive fundamentals. CMBS spreads continue to trade at attractive levels compared to similarly rated corporate bonds.

∎

EM hard currency positioning was 18.4% at the end of the period. The Fund continues to favor BBB quality positioning in this area given the spread differential between EM and DM issues, allowing for an attractive yield pickup. The EM allocation is broadly diversified across 16 countries, with a 1.2% average position size as a way to naturally hedge against idiosyncratic risk.

∎

Investment grade corporates represent a 15.1% allocation. The Fund is favoring BBB rated positions in less cyclical industries. Finance, banks/brokers and independent finance are among the top corporate sector holdings of the Fund. The Fund is maintaining a lower spread duration, and favoring short dated bonds within the DM corporate allocation.

Describe the market and portfolio outlook.

∎

Short Treasury yields continued to move lower during the period, with short rates (1-2 years) falling 6-17 bps, an outcome primarily driven by the Fed cutting rates in the second half of the year. Barring unexpected additional growth weakness, we feel that U.S. government yields will likely be range-bound in 2020.

∎

It appears that the global growth outlook, though far from robust, is stabilizing after prompt policy support by global central banks – especially the Fed – helped alleviate recession fears. After three rate cuts in 2019, the Fed appears to be on hold for the foreseeable future as they monitor growth trends.

∎

Corporate spreads made strong strides to tighten over the period, now trading at approximately 21 bps below 2-year average spread levels. With that said, we would be surprised if spreads moved significantly tighter, and are hard pressed to identify any catalysts to move tighter from current levels. In our view, FX hedging costs remain attractive for foreign investors to come to the U.S. market. We believe this technical will persist into the first quarter of 2020.

∎	Given tight DM corporate spreads, the Fund can be expected to favor EM hard currency debt as a way to capture a higher spread, as attractive yield differentials between the two markets persist.

∎

We believe CLO spreads continue to offer attractive yields and strong protection given the subordinated structure of the CLO vehicle. New issue continues to be well received by the market as the 2020 primary market pipeline begins to form. We believe that spreads have the ability to compress as we head further into the new year.

∎

ABS spreads were 8 bps wider over the quarter. An upward technical was put on index spreads as a result of another record year of issuance – $337 billion in 2019 versus $298 billion in 2018. The discontinuation of the LIBOR reference rate for many of these securities, and concern over a lack of fallback language in contracts, pushed spreads of various consumer sectors wider, in particular for FFELP student loans.

∎

Despite modest weakness in 2019, securitized sectors still represent good value, in our view – as we believe that the U.S. consumer fundamentals remain positive, given strong employment and rising wages. We remain comfortably overweight this space going into the new year, and believe current spread levels present attractive entry points for new allocations.

Barings Diversified Income Fund 2019 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of December 31, 2019.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

Barings Diversified Income Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	1.69%	1.64%	1.80%
Class A No Load	07/08/2015	5.93%	3.03%	2.73%
Class C With Load	07/08/2015	4.15%	2.26%	1.97%
Class C No Load	07/08/2015	5.15%	2.26%	1.97%
Class I With Load	07/08/2015	6.19%	3.28%	2.99%
Class I No Load	07/08/2015	6.19%	3.28%	2.99%
Class Y With Load	07/08/2015	6.19%	3.28%	2.99%
Class Y No Load	07/08/2015	6.19%	3.28%	2.99%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: July 8, 2015. Diversified Income strategy change effective March 1, 2019.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark Prior to Strategy Change Effective March 1, 2019: Bloomberg Barclays U.S. Aggregate. The benchmark includes domestic, taxable, dollar-denominated securities. The index covers U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. It is not possible to invest directly in an index. New Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (the “Fund”) seeks to achieve a maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2019 through December 31, 2019 of 5.19%.[1] The net total rate of return for the Fund’s performance benchmark (a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified) was 4.01%. The Fund is not managed relative to the benchmark, however; the comparison is provided to show how the Fund’s returns stack up to those of a broad measure of market performance.

∎

Each of the Fund’s three sub-strategies – emerging market (EM) corporate, EM sovereign and EM local – generated positive performance over the period. This occurred as U.S. Treasury rates rallied slightly over the past six months, alongside a dovish U.S. Federal Reserve (Fed) and European Central Bank (ECB). EMs also had strong performance toward the end of the year as news spread of a pending trade agreement between the U.S. and China.

What factors influenced performance of the Fund?

∎

Emerging markets debt (EMD) turned in strong performance across asset classes during the period ending December 31, 2019, fueled somewhat by a dovish Fed – which cut rates three times to 1.75% – low global inflation, slowing trade and accommodative central bank policies. The markets digested idiosyncratic shocks in Latin America and elsewhere, and rode the tit-for-tat tariff war between the U.S. and China through to the end of the year’s announcement of a pending resolution between the two superpowers. EMD flows were strong in the second half of 2019, with $30.4 billion total, mostly from hard currency.

∎

For the six-month reporting period ending December 31, 2019, the Fund’s positioning in Mexico, Russia and Ukraine contributed positively to Fund performance. However, the Fund’s positions in Argentina, Hungary and South Africa detracted from performance.

Describe any recent portfolio activity.

∎

Over the last six months, the Fund increased its exposure to EM sovereign hard currency assets. The Fund also slightly increased its exposure to EM corporates to capture the higher yields on companies we believe to have strong potential. The Fund also slightly decreased exposure to EM sovereign local currency assets.

Describe the portfolio’s positioning at period end.

∎

The Fund finished the reporting period ended December 31, 2019 with a 41% exposure to EM corporate bonds, 30% to local debt and currencies, 35% to sovereign hard currency (inclusive of Credit Default Swaps), and a 2.5% cash position.

∎

The top five countries in the portfolio at the end of the reporting period were Mexico (17.7%), Brazil (11.5%), Indonesia (7.5%), Ukraine (7.2%) and Ghana (6.1%). The top five corporate issuers were Muthoot Finance (2.0%), National Bank of Greece (1.6%), Tullow Oil (1.5%), Metinvest (1.5%) and Braskem Idesa (1.5%). Overall, the Fund had exposure to 38 countries, 41 corporates and 27 currencies.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

Describe the market and portfolio outlook.

∎

We believe EMD valuations remain relatively attractive on a fundamental basis, even as yields have fallen below 5%, down from close to 7% at the beginning of 2019 for EM dollar-denominated sovereign bonds. With accommodative central banks, a pending trade war agreement between the U.S. and China, and an upcoming U.S. presidential election, we expect rates to remain around current levels in 2020. In our view, stable U.S. Treasury rates, along with moderate U.S. growth, the continuation of the ECB’s asset purchase program, and a negative rate environment in core Europe provide support for EMs.

∎

We continue to take a constructive view on local debt as a whole, and expect most countries to strengthen from here due to slower growth, contained inflationary pressures and continued fiscal/external adjustments across many countries. On a geographic basis, we continue to invest in countries that we believe exhibit solid fundamentals, and have the fortitude and framework to adjust policy when necessary – in which we expect some cuts or curve flattening, as well as some currency appreciation.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, and may vary over time. As of December 31, 2019.

***	CEEMEA represents Central Europe, Eastern Europe, the Middle East and Africa. LATAM represents Latin America (including countries in both Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	11.89%	7.25%	5.98%
Class A No Load	10/21/2015	16.55%	8.72%	7.01%
Class C With Load	10/21/2015	14.74%	7.95%	6.25%
Class C No Load	10/21/2015	15.74%	7.95%	6.25%
Class I With Load	10/21/2015	16.82%	8.99%	7.28%
Class I No Load	10/21/2015	16.82%	8.99%	7.28%
Class Y With Load	10/21/2015	16.82%	8.99%	7.28%
Class Y No Load	10/21/2015	16.82%	8.99%	7.28%

2.	Inception date: October 21, 2015.

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified. JPMorgan GBIEM Global Diversified – Comprehensive index consisting of local EM sovereign bonds. JPMorgan EMBI Global Diversified – Comprehensive index consisting of USD-denominated EM sovereign bonds. JPMorgan CEMBI Broad Diversified – Comprehensive index consisting of USD-denominated EM corporate bonds.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net rate of return for the period from July 1, 2019 through December 31, 2019 of 7.95%, outperforming the MSCI Emerging Markets Index (the benchmark), which returned 7.09%.

What factors influenced performance of the Fund?

∎	During the period, the Fund outperformed its benchmark, primarily due to stock selection.

∎	Contributors to relative Fund performance included the following:

∎	Taiwan Semiconductor Manufacturing was the Fund’s top contributor to relative returns, after the stock benefitted from better-than-expected earnings and increased optimism regarding 5G demand.

∎

Wind farm operator Huaneng Renewables was another notable contributor after the share price appreciated significantly following news that the controlling shareholder would make a cash offer for the company’s outstanding shares at a premium to market value.

∎	Sunny Optical Technology also performed strongly, helped by earnings that beat consensus expectations.

∎	Detractors to relative Fund performance included the following:

∎	In India, HDFC Bank underperformed as the stock was impacted by local market weakness over the short term, stemming from weaker economic growth numbers.

∎	Indonesian banking group BNI underperformed after reporting slightly weaker-than-expected earnings due to the need set aside provisions related to a specific problem loan.

∎	Convenience store operator CP All detracted from relative returns as the stock was weak in response to short-term macro concerns.

Describe any recent portfolio activity.

∎	During the third quarter, the Fund initiated a position in Brazilian utilities company, Light. Elsewhere, we sold out of cement manufacturer Cemex, in favor of better opportunities elsewhere.

∎

During the fourth quarter, the Fund initiated a position in Chinese sportswear retailer Topsports, as we believe the company is well-positioned to capitalize on the structural growth of the sportswear market in China. Elsewhere, we adjusted exposure to the Russian energy sector, selling out of Novatek and initiating a position in Gazprom, following its commitment to improve capital allocation.

∎

As medium- to long-term investors, we would expect the average annual turnover rate of the strategy to be 20-40%. The Fund turnover for the period from July 1, 2019 through December 31, 2019 was 8.35%, reflecting the attractiveness of the existing holdings relative to the overall emerging market (EM) opportunity set. Given the strong outperformance of the Fund’s holdings year-to-date, we believe it is reasonable to assume that turnover will trend upward over the next 12 months.

Describe the portfolio positioning at period end.

∎

The Fund’s positioning at the end of the period reflected our bottom-up investment process — where we aim to identify companies with sustainable business franchises, and with future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the benchmark was not driven by a deliberate top-down strategy, but was a by-product of our bottom-up stock selection process.

∎

Relative to the benchmark, the largest active country position was in China, and the largest active sector exposure was to financials — where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

Despite the large active position in both cases, neither is highlighted as a material risk by our portfolio construction tools. This suggests that the performance of these companies is more likely to be influenced by company-specific

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

factors (i.e. that they will be largely in control of their own destiny), rather than by correlation to their respective country or sector. As bottom-up investors this is always our primary objective.

∎

As of the end of the reporting period, the top five country weightings in the Fund, on an absolute basis, were China & Hong Kong (41.4%), Korea (11.2%), India (11.2%), Taiwan (10.1%) and Brazil (6.9%).

Describe the market and portfolio outlook.

As we enter 2020, we note that many of the headwinds experienced throughout the year have begun to wane, and have shown signs of becoming potential tailwinds for the asset class. The recent conclusion of the first phase of a potentially larger trade deal between the U.S. and China is a welcome development which should provide a boost to economic activity and corporate earnings. In addition, accommodative monetary and fiscal policy across EMs and elsewhere in the world is already driving an improvement in leading economic indicators everywhere, which in turn should translate into stronger corporate profit performance over the course of this year. Meanwhile, the U.S. dollar appears to be moving into a wide sideways-trading range, which is providing a welcome relief to EM currencies. Finally, we believe the relative valuation of EM equities versus developed market equities appears very attractive, suggesting that investor expectations for the asset class remain overly depressed.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,4,6]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	9/17/2018	24.25%	15.00%
Class A No Load	9/17/2018	24.25%	15.00%
Class C With Load	9/17/2018	23.32%	14.14%
Class C No Load	9/17/2018	23.32%	14.14%
Class I With Load	9/17/2018	24.56%	15.29%
Class I No Load	9/17/2018	24.56%	15.29%
Class Y With Load	9/17/2018	24.56%	15.29%
Class Y No Load	9/17/2018	24.56%	15.29%

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

[2].	Inception date: September 18, 2018. A fund’s performance for very short time periods may not be indicative of future performance

[3].	Class A performance with the sales charges includes the maximum 3.00% sales charge.

[4].

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

[5].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[6].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global High Yield Fund 2019 Semi-Annual Report

Investment Objective

Barings Global High Yield Fund (the “Fund”) seeks to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2019 through December 31, 2019 of 5.04%, and outperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Benchmark”), which returned 3.78%.[1,5]

What factors influenced performance of the Fund?

∎

During the six-month period, the global high yield bond market saw strong performance driven by a stable economic outlook, accommodative central bank policies and a strong technical backdrop as investors searched for yield.

∎

In the U.S., higher rated credits notably outperformed the lower-end of the ratings spectrum while in Europe the contrary was true and CCCs led the broader market. Through much of the period, the Fund maintained an overweight allocation to the lower-end of the ratings spectrum and underweight position in BBs, which detracted from relative performance. However, the Fund’s positioning in specific credits during the period was the notable driver of outperformance.

∎	The Fund also benefitted from the outperformance of holdings in the Oil and Gas sector versus the Benchmark, while Fund holdings in the Telecommunications sector underperformed.

∎

Total return performance was positive across the U.S. and Europe during the six-month period. U.S. high yield bonds outperformed European bonds and, as a result, an overweight allocation to Europe modestly diminished the Fund’s relative performance. However, strong credit selection across U.S. issuers ultimately drove the Fund to outperform.

Describe portfolio activity within the period.

∎	The Fund’s positioning in the BB rated portion of the market increased during the period while single-Bs, CCCs and below rated holdings were reduced.

∎

Across industries, the Fund’s allocation to the oil and gas industry was notably reduced during the period, as the industry still continues to display higher volatility in tandem with crude oil prices. The broadcasting and entertainment sector, and the aerospace and defense sector saw the largest increases during the period.

∎

The high yield market rally in the U.S. outperformed the European market through the second half of 2019. The Fund increased its weighting to U.S. issuers during the period, while reducing European exposure.

Describe the portfolio positioning at period end.

∎

The Fund finished the six-month period with a 26.1% weighting to senior secured high yield bonds, and a 62.0% weighting to senior unsecured high yield bonds. The balance of the portfolio was invested in senior secured loans

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member (10 most widely traded currencies), a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2019 Semi-Annual Report

(8.4%), and cash and accrued income (3.4%). A minor position in equity holdings acquired through bond restructurings accounted for 0.1% of Fund holdings by market value.

∎

From an industry perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in broadcasting and entertainment (10.8%), telecommunications (10.1%), and health care, education and child care (10.0%) as of year-end.

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 5.2% in BBB, 40.1% in BB, 37.1% in single-B, 13.5% in CCC and below, and 3.4% in cash and accrued income. A small portion of the portfolio (0.7%) is designated as non-publicly rated, and is not rated by S&P, Moody’s or Fitch.[2]

∎

The top five countries in the portfolio as of December 31, 2019 were the United States (68.2%), the United Kingdom (12.2%), Germany (3.8%), Switzerland (1.8%) and Canada (1.8%). Overall, the Fund has exposure to 17 countries, and supports our focus on building a well-diversified portfolio of global high yield bonds.

NOTE: On February 14, 2020, the Board of Trustees elected to liquidate the Barings Global High Yield Fund, effective March 19, 2020.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2019 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value excluding cash and accrued income, may vary over time. As of December 31, 2019.

Barings Global High Yield Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	9.62%	4.51%	6.46%
Class A No Load	10/30/2015	14.19%	5.95%	7.51%
Class C With Load	10/30/2015	12.41%	5.20%	6.74%
Class C No Load	10/30/2015	13.41%	5.20%	6.74%
Class I With Load	10/30/2015	14.51%	6.23%	7.79%
Class I No Load	10/30/2015	14.51%	6.23%	7.79%
Class Y With Load	10/30/2015	14.51%	6.23%	7.79%
Class Y No Load	10/30/2015	14.51%	6.23%	7.79%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member (10 most widely traded currencies), a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

Investment Objective

Barings U.S. High Yield Fund (the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2019 through December 31, 2019 of 3.90%, underperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned 3.98%.[1,5]

What factors influenced performance of the Fund?

∎

During the six-month period, the global high yield bond market saw strong performance driven by a stable economic outlook, accommodative central bank policies, and a strong technical backdrop as investors searched for yield.

∎

Performance was highly bifurcated across quality tiers, with BBs significantly outperforming CCC rated holdings, while single-Bs were more modestly lagging. As a result, the Fund’s overweight position in CCCs and overweight allocation to BBs, on average, was a detractor to performance versus the Benchmark. However, credit selection across ratings categories was a strong positive contributor to performance relative to the Benchmark.

∎

The Fund benefitted from strong performance of issuers in the Telecommunications sector during the period, while positioning within the health care, education, and child care sectors lagged due to issuers in the pharmaceutical sub-sector.

Describe any recent portfolio activity.

∎

The Fund reduced its overweight allocation to CCC rated holdings over the course of the six-month period, through both selective sales and attrition of holdings that had been called or matured while also modestly reducing single-B holdings. The Fund increased its weighting in BB holdings, which outperformed for much of 2019, given the strong risk-averse sentiment of high yield investors and attractive relative value characteristics.

∎

The Fund’s allocation to the oil and gas industry was reduced during the period, as the industry still continues to display higher volatility in tandem with crude oil prices. The Fund’s exposure to the broadcasting and entertainment sector was the most substantial increase in exposure.

Describe the portfolio positioning at period end.

∎

On a traded basis, the Fund finished December 31, 2019 with a 12.5% weighting to senior secured high yield bonds, and a 76.6% weighting to senior unsecured bonds. The remaining balance of the portfolio was invested in senior secured loans (8.6%), and cash and accrued income (2.3%).

∎

From a sector perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in broadcasting and entertainment (13.5%), telecommunications (11.8%), and oil and gas (8.4%) as of year-end.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 6.1% in BBB, 47.8% in BB, 31.7% in single-B, 11.5% in CCC and below, and 2.0% in cash and accrued income. The Fund’s weighting in non-publicly rated holdings finished the period at 0.8%.[2]

Describe the market and portfolio outlook.

∎

Investor sentiment improved toward the end of 2019, and that, along with the continued search for yield, was supportive for below investment grade credit at the end of the reporting period. We continue to monitor developments including global trade, geopolitics and the U.S. election season, which may create bouts of volatility. Overall, however, we are optimistic that the long-term trends are favorable and below investment grade credit investors are being adequately compensated for the given risks.

∎

From a fundamental perspective, we believe corporate earnings and balance sheets look relatively healthy. In our view, defaults remain low by historical standards and while we might see an uptick in more challenged sectors, we do not expect to see a widespread material increase and would expect defaults overall to be manageable.

∎

In our view, in the context of a relatively healthy fundamental backdrop, the continued search for yield and low default outlook, below investment grade corporate credit looks to be on solid footing overall. As we believe there is always the potential for either macroeconomic or geopolitical concerns to bubble up again, we believe that actively managed portfolios, diversification and prudent asset selection are critical in this market.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of December 31, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2019.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	8.18%	3.91%	5.97%
Class A No Load	10/30/2015	12.68%	5.33%	7.01%
Class C With Load	10/30/2015	10.83%	4.53%	6.21%
Class C No Load	10/30/2015	11.83%	4.53%	6.21%
Class I With Load	10/30/2015	12.94%	5.57%	7.26%
Class I No Load	10/30/2015	12.94%	5.57%	7.26%
Class Y With Load	10/30/2015	12.95%	5.58%	7.26%
Class Y No Load	10/30/2015	12.95%	5.58%	7.26%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2019 Semi-Annual Report

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Barings Funds Trust 2019 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,030.50	$1,015.25	$5.10
Hypothetical	1.00%	1,000.00	1,020.10	1,010.05	5.08

Class C
Actual	1.75%	1,000.00	1,026.70	1,013.35	8.92
Hypothetical	1.75%	1,000.00	1,016.30	1,008.15	8.87

Class I
Actual	0.75%	1,000.00	1,032.70	1,016.35	3.83
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

Class Y
Actual	0.75%	1,000.00	1,031.90	1,015.95	3.83
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Funds Trust 2019 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,034.70	$1,017.35	$6.14
Hypothetical	1.20%	1,000.00	1,019.10	1,009.55	6.09

Class C
Actual	1.95%	1,000.00	1,030.80	1,015.40	9.95
Hypothetical	1.95%	1,000.00	1,015.30	1,007.65	9.88

Class I
Actual	0.95%	1,000.00	1,035.90	1,017.95	4.86
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

Class Y
Actual	0.95%	1,000.00	1,036.00	1,018.00	4.86
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,015.00	$1,007.50	$3.29
Hypothetical	0.65%	1,000.00	1,021.90	1,010.95	3.30

Class C
Actual	0.90%	1,000.00	1,013.60	1,006.80	4.56
Hypothetical	0.90%	1,000.00	1,020.60	1,010.30	4.57

Class I
Actual	0.40%	1,000.00	1,016.40	1,008.20	2.03
Hypothetical	0.40%	1,000.00	1,023.10	1,011.55	2.03

Class Y
Actual	0.40%	1,000.00	1,016.40	1,008.20	2.03
Hypothetical	0.40%	1,000.00	1,023.10	1,011.55	2.03

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Funds Trust 2019 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Diversified Income Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,023.80	$1,011.90	$4.07
Hypothetical	0.80%	1,000.00	1,021.10	1,010.55	4.06

Class C
Actual	1.55%	1,000.00	1,020.10	1,010.05	7.87
Hypothetical	1.55%	1,000.00	1,017.30	1,008.65	7.86

Class I
Actual	0.55%	1,000.00	1,025.20	1,012.60	2.80
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

Class Y
Actual	0.55%	1,000.00	1,025.20	1,012.60	2.80
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,050.70	$1,025.35	$6.19
Hypothetical	1.20%	1,000.00	1,019.10	1,009.55	6.09

Class C
Actual	1.95%	1,000.00	1,047.20	1,023.60	10.03
Hypothetical	1.95%	1,000.00	1,015.30	1,007.65	9.88

Class I
Actual	0.95%	1,000.00	1,051.90	1,025.95	4.90
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

Class Y
Actual	0.95%	1,000.00	1,051.90	1,025.95	4.90
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Funds Trust 2019 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.45%	$1,000.00	$1,078.20	$1,039.10	$7.57
Hypothetical	1.45%	1,000.00	1,017.80	1,008.90	7.35

Class C
Actual	2.20%	1,000.00	1,074.10	1,037.05	11.47
Hypothetical	2.20%	1,000.00	1,014.10	1,007.05	11.14

Class I
Actual	1.20%	1,000.00	1,079.50	1,039.75	6.27
Hypothetical	1.20%	1,000.00	1,019.10	1,009.55	6.09

Class Y
Actual	1.20%	1,000.00	1,079.50	1,039.75	6.27
Hypothetical	1.20%	1,000.00	1,019.10	1,009.55	6.09

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,049.10	$1,024.55	$5.41
Hypothetical	1.05%	1,000.00	1,019.90	1,009.95	5.33

Class C
Actual	1.80%	1,000.00	1,045.10	1,022.55	9.25
Hypothetical	1.80%	1,000.00	1,016.10	1,008.05	9.12

Class I
Actual	0.80%	1,000.00	1,050.40	1,025.20	4.12
Hypothetical	0.80%	1,000.00	1,021.10	1,010.55	4.06

Class Y
Actual	0.80%	1,000.00	1,050.40	1,025.20	4.12
Hypothetical	0.80%	1,000.00	1,021.10	1,010.55	4.06

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Funds Trust 2019 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,038.00	$1,019.00	$5.12
Hypothetical	1.00%	1,000.00	1,020.10	1,010.05	5.08

Class C
Actual	1.75%	1,000.00	1,033.80	1,016.90	8.95
Hypothetical	1.75%	1,000.00	1,016.30	1,008.15	8.87

Class I
Actual	0.75%	1,000.00	1,039.00	1,019.50	3.84
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

Class Y
Actual	0.75%	1,000.00	1,039.00	1,019.50	3.84
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/366.

Barings Funds Trust 2019 Semi-Annual Report

BARINGS FUNDS TRUST

FINANCIAL REPORT

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Assets
Investments, at fair value (cost $256,639,026, $211,664,826, $883,303,473 and $44,684,331, respectively)	$247,790,777	$204,054,550	$890,638,337	$45,152,019
Cash	19,606,505	17,447,937	6,194,974	855,825
Foreign currency, at value (cost $1,505,854, $98,488, $0 and $10,137, respectively)	1,518,444	99,044	–	10,240
Receivable for investments sold	4,114,851	5,081,229	–	–
Receivable for Fund shares sold	2,185,668	177,281	2,060,238	14,471
Interest receivable	1,567,154	2,382,421	4,783,374	356,583
Cash collateral held at broker on open options contracts	–	96,921	–	–
Receivable from adviser (see Note 3)	–	–	–	2,946
Cash collateral held at broker on open swap contracts	–	470,000	–	–
Cash collateral held at broker on open future contracts	–	–	–	135,571
Receivable for variation margin on open futures contracts	–	–	–	92,597
Foreign tax reclaims receivable	803	–	6,883	–
Unrealized appreciation on forward foreign currency exchange contracts	20,291	76,520	–	8,953
Prepaid expenses	65,421	55,099	89,700	13,811

Total assets	276,869,914	229,941,002	903,773,506	46,643,016

Liabilities
Payable for investments purchased	704,674	–	–	–
Payable for TBA and when-issued securities purchased	4,552,854	5,140,810	–	–
Payable for Fund shares repurchased	1,043,739	207,952	1,457,624	1,864
Payable for variation margin on open futures contracts	–	–	90,551	–
Investment advisory fee payable (see Note 3)	96,984	122,916	174,515	–
Cash collateral Due to Broker	50,000	280,000	2,850,000	–
Distribution fees payable	15,780	18,065	38,073	222
Shareholder service fees payable	–	1,200	–	–
Dividends payable	196,257	192,656	383,453	73,572
Unrealized depreciation on forward foreign currency exchange contracts	825,488	678,948	–	40,361
Accrued expenses and other liabilities	365,096	273,505	343,383	83,371

Total liabilities	7,850,872	6,916,052	5,337,599	199,390

Total net assets	$269,019,042	$223,024,950	$898,435,907	$46,443,626

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$289	$248	$904	$47
Additional paid-in capital	281,203,109	236,822,222	897,072,142	46,618,974
Total distributable earnings	(12,184,356)	(13,797,520)	1,362,861	(175,395)

Total net assets	$269,019,042	$223,024,950	$898,435,907	$46,443,626

Class A
Net assets applicable to outstanding shares	$46,707,425	$51,511,694	$174,816,158	$257,832

Shares of beneficial interest outstanding	5,030,640	5,723,781	17,572,647	26,082

Net asset value per share outstanding	$9.28	$9.00	$9.95	$9.89

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.57	$9.38	$9.95	$10.30

Class C
Net assets applicable to outstanding shares	$7,672,734	$8,693,391	$2,854,465	$198,299

Shares of beneficial interest outstanding	829,482	967,141	287,273	20,061

Net asset value per share outstanding	$9.25	$8.99	$9.94	$9.88

Class I
Net assets applicable to outstanding shares	$41,965,562	$23,617,886	$301,675	$12,212,666

Shares of beneficial interest outstanding	4,507,701	2,624,886	30,319	1,235,482

Net asset value per share outstanding	$9.31	$9.00	$9.95	$9.88

Class Y
Net assets applicable to outstanding shares	$172,673,321	$139,201,979	$720,463,609	$33,774,829

Shares of beneficial interest outstanding	18,568,609	15,472,791	72,465,170	3,416,623

Net asset value per share outstanding	$9.30	$9.00	$9.94	$9.89

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $50,322,192, $9,769,005, $24,704,137 and $49,880,058, respectively)	$52,307,797	$11,539,711	$24,396,594	$50,164,254
Cash	4,379,067	142,618	317,829	367,464
Foreign currency, at value (cost $101,934, $348, $202,718 and $0, respectively)	104,530	349	205,118	–
Receivable for investments sold	–	–	60	106,840
Receivable for Fund shares sold	12	–	5	91,543
Interest receivable	922,539	6,272	351,210	761,693
Receivable from adviser (see Note 3)	48,044	1,491	3,034	–
Cash collateral held at broker on open future contracts	37,840	–	–	–
Receivable for variation margin on open futures contracts	13,648	–	–	–
Swap contracts, at fair value	1,555,268	–	–	–
Foreign tax reclaims receivable	–	856	642	297
Unrealized appreciation on forward foreign currency exchange contracts	772,895	–	6,709	–
Prepaid expenses	12,608	48,666	11,901	13,005

Total assets	60,154,248	11,739,963	25,293,102	51,505,096

Liabilities
Payable for TBA and when-issued securities purchased	–	–	16,788	89,311
Payable for Fund shares repurchased	75	–	1,116	1,906
Payable for variation margin on open swap contracts	1,034	–	–	–
Investment advisory fee payable (see Note 3)	–	–	–	9,531
Directors’ fees payable	–	4,866	–	–
Cash collateral Due to Broker	126,626	–	–	–
Distribution fees payable	462	120	299	634
Shareholder service fees payable	–	–	402	–
Dividends payable	287,306	–	110,763	114,515
Unrealized depreciation on forward foreign currency exchange contracts	1,161,185	–	116,958	–
Accrued expenses and other liabilities	127,437	91,848	88,920	104,024

Total liabilities	1,704,125	96,834	335,246	319,921

Total net assets	$58,450,123	$11,643,129	$24,957,856	$51,185,175

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$57	$10	$26	$52
Additional paid-in capital	58,783,855	9,999,990	25,667,976	51,882,607
Total distributable earnings	(333,789)	1,643,129	(710,146)	(697,484)

Total net assets	$58,450,123	$11,643,129	$24,957,856	$51,185,175

Class A
Net assets applicable to outstanding shares	$1,118,626	$116,418	$347,264	$2,648,049

Shares of beneficial interest outstanding	109,130	10,000	35,739	267,923

Net asset value per share outstanding	$10.25	$11.64	$9.72	$9.88

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.68	$12.13	$10.13	$10.29

Class C
Net assets applicable to outstanding shares	$288,420	$116,316	$271,832	$98,779

Shares of beneficial interest outstanding	28,133	10,000	27,945	10,000

Net asset value per share outstanding	$10.25	$11.63	$9.73	$9.88

Class I
Net assets applicable to outstanding shares	$24,411,380	$5,705,198	$12,055,673	$12,247,701

Shares of beneficial interest outstanding	2,381,296	490,000	1,240,000	1,240,000

Net asset value per share outstanding	$10.25	$11.64	$9.72	$9.88

Class Y
Net assets applicable to outstanding shares	$32,631,697	$5,705,197	$12,283,087	$36,190,646

Shares of beneficial interest outstanding	3,182,967	490,000	1,263,419	3,664,082

Net asset value per share outstanding	$10.25	$11.64	$9.72	$9.88

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2019 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Investment Income
Interest income (net of withholding tax of $0, $0, $1,038 and $99, respectively)	$7,595,615	$7,039,202	$13,777,971	$932,428
Dividends	21	–	121,970	1,600
Other income	57,995	7,506	569	–

Total investment income	7,653,631	7,046,708	13,900,510	934,028

Operating Expenses
Advisory fees	860,594	809,685	1,425,865	89,129
12b-1 distribution and servicing plan
Class A	56,134	64,183	195,256	315
Class C	39,689	42,013	5,250	991
Shareholder service fee
Class A	8,998	2,234	22,869	18
Class C	2,315	2,499	399	–
Class Y	40,940	25,977	114,386	4,608
Administrator fees	108,080	76,776	178,795	24,647
Custody fees	98,376	71,234	177,600	22,505
Professional fees	60,214	55,436	56,795	32,305
Transfer agent fees	18,969	14,104	35,562	10,276
Directors’ fees	31,366	25,815	55,332	15,025
Registration fees	17,581	13,303	56,636	30,982
Printing and mailing expenses	5,873	4,653	11,476	835
Other operating expenses	22,836	15,928	41,843	4,261

Total operating expenses	1,371,965	1,223,840	2,378,064	235,897
Waiver/Reimbursement of expenses
Class A	(47,969)	(16,638)	(99,021)	(3,132)
Class C	(11,546)	(7,274)	(4,856)	(2,970)
Class I	(31,113)	(7,931)	(3,665)	(29,185)
Class Y	(192,520)	(60,200)	(440,455)	(76,753)

Net operating expenses	1,088,817	1,131,797	1,830,067	123,857

Net investment income	6,564,814	5,914,911	12,070,443	810,171

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2019 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$(2,519,207)	$(1,976,393)	$875,169	$238,149
Net realized gain on forward foreign currency exchange contracts	1,039,701	493,746	–	20,446
Net realized gain on foreign currency and translation	916,932	888,269	–	9,659
Net realized gain (loss) on futures contracts	–	–	(3,807,453)	(252,336)
Net realized gain (loss) on swap contracts	–	–	(105,515)	(7,026)
Net realized gain (loss) on purchased options	–	(386,428)	500,181	–

Net realized gain (loss)	(562,574)	(980,806)	(2,537,618)	8,892

Net change in unrealized appreciation (depreciation) on investments	2,798,939	3,052,055	(754,918)	1,538
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(783,914)	(644,075)	–	(11,489)
Net change in unrealized appreciation on foreign currency and translation	13,156	14,078	–	108
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	4,607,226	296,772
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	45,057	8,097
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	107,638	(438,019)	–

Net change in unrealized appreciation (depreciation)	2,028,181	2,529,696	3,459,346	295,026

Net realized and unrealized gains on investments	1,465,607	1,548,890	921,728	303,918

Net increase in net assets resulting from operations	$8,030,421	$7,463,801	$12,992,171	$1,114,089

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2019 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $34,152, $0, $0 and $0, respectively)	$1,707,051	$950	$810,325	$1,644,170
Dividends (net of withholding tax of $0, $11,714, $0 and $0, respectively)	–	188,453	–	–
Other income	530,314	–	–	1,688

Total investment income	2,237,365	189,403	810,325	1,645,858

Operating Expenses
Advisory fees	200,728	49,425	75,827	137,756
12b-1 distribution and servicing plan
Class A	1,083	137	1,078	3,513
Class C	1,390	548	1,249	492
Shareholder service fee
Class A	39	–	50	370
Class C	50	–	75	–
Class Y	384	–	418	1,562
Administrator fees	30,783	15,082	23,339	32,494
Custody fees	31,630	5,123	11,585	18,665
Professional fees	30,034	29,984	24,321	23,328
Transfer agent fees	14,266	7,036	11,344	10,232
Directors’ fees	15,585	11,312	14,129	15,719
Registration fees	27,968	3,414	27,953	27,957
Printing and mailing expenses	611	4,663	727	1,082
Other operating expenses	5,489	3,428	3,778	5,688

Total operating expenses	360,040	130,152	195,873	278,858
Waiver/Reimbursement of expenses
Class A	(5,024)	(2,322)	(5,519)	(7,131)
Class C	(4,055)	(2,321)	(3,699)	(2,686)
Class I	(43,150)	(29,462)	(40,905)	(20,753)
Class Y	(51,083)	(29,462)	(42,321)	(56,433)

Net operating expenses	256,728	66,585	103,429	191,855

Net investment income	1,980,637	122,818	706,896	1,454,003

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2019 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$40,873 (1)	$(51,551)	$(362,129)	$(441,613)
Net realized gain (loss) on forward foreign currency exchange contracts	(368,419)	40	101,954	–
Net realized gain (loss) on foreign currency and translation	(9,927)	588	18,851	–
Net realized gain (loss) on futures contracts	(138,133)	–	–	–
Net realized gain (loss) on swap contracts	(606,738)	–	–	–
Net realized gain (loss) on purchased options	(17,579)	–	–	–

Net realized gain (loss)	(1,099,923)	(50,923)	(241,324)	(441,613)

Net change in unrealized appreciation on investments	764,594 (2)	794,181	784,313	897,340
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(470,647)	–	(34,116)	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	10,484	(52)	4,574	–
Net change in unrealized appreciation (depreciation) on futures contracts	107,084	–	–	–
Net change in unrealized appreciation (depreciation) on swap contracts	1,459,537	–	–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	37,731	–	–	–

Net change in unrealized appreciation (depreciation)	1,908,783	794,129	754,771	897,340

Net realized and unrealized gains on investments	808,860	743,206	513,447	455,727

Net increase in net assets resulting from operations	$2,789,497	$866,024	$1,220,343	$1,909,730

(1)	Includes realized foreign capital gains taxes of $1,552.
(2)	Net of change in unrealized appreciation/(depreciation) of foreign capital gains taxes of $1,976.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$6,564,814	$14,299,471	$5,914,911	$12,185,927
Net realized gain (loss) on investments	(562,574)	2,745,235	(980,806)	(1,381,993)
Net change in unrealized appreciation (depreciation) on investments	2,028,181	(9,427,826)	2,529,696	(6,630,323)

Net increase in net assets resulting from operations	8,030,421	7,616,880	7,463,801	4,173,611

Dividends and distributions
Class A	(1,204,952)	(2,631,234)	(1,342,599)	(3,633,155)

Class C	(184,164)	(385,566)	(188,113)	(505,418)

Class I	(1,022,326)	(1,747,985)	(637,781)	(1,282,074)

Class Y	(4,963,551)	(10,875,941)	(3,639,129)	(8,847,995)

Total Dividends and distributions	(7,374,993)	(15,640,726)	(5,807,622)	(14,268,642)

Return of capital
Class A	–	–	–	(63,546)

Class C	–	–	–	(9,510)

Class I	–	–	–	(25,629)

Class Y	–	–	–	(165,268)

Total Return of capital	–	–	–	(263,953)

Capital Share Transactions
Net proceeds from sale of shares	62,581,666	181,096,638	35,588,389	92,707,830
Net Asset Value of shares issued to shareholders in payment of distributions declared	5,892,596	12,277,586	4,506,755	10,875,940
Cost of shares redeemed	(73,747,201)	(164,501,029)	(31,217,092)	(112,233,144)

Net increase (decrease) in net assets resulting from capital stock transactions	(5,272,939)	28,873,195	8,878,052	(8,649,374)

Total increase (decrease) in net assets	(4,617,511)	20,849,349	10,534,231	(19,008,358)

Net Assets
Beginning of period	273,636,553	252,787,204	212,490,719	231,499,077

End of period	$269,019,042	$273,636,553	$223,024,950	$212,490,719

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS DIVERSIFIED INCOME FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$12,070,443	$15,718,078	$810,171	$1,104,761
Net realized gain (loss) on investments	(2,537,618)	(5,023,199)	8,892	(340,692)
Net change in unrealized appreciation on investments	3,459,346	9,888,356	295,026	552,217

Net increase in net assets resulting from operations	12,992,171	20,583,235	1,114,089	1,316,286

Dividends and distributions
Class A	(2,153,520)	(4,327,284)	(4,227)	(7,516)

Class C	(26,094)	(31,974)	(2,589)	(4,785)

Class I	(4,568)	(9,407)	(220,466)	(413,758)

Class Y	(9,881,573)	(11,907,536)	(575,520)	(678,343)

Total Dividends and distributions	(12,065,755)	(16,276,201)	(802,802)	(1,104,402)

Capital Share Transactions
Net proceeds from sale of shares	304,825,370	531,527,546	4,911,843	16,053,424
Net Asset Value of shares issued to shareholders in payment of distributions declared	9,802,447	13,533,610	350,316	262,817
Cost of shares redeemed	(132,851,603)	(264,419,113)	(1,628,647)	(2,915,535)

Net increase in net assets resulting from capital stock transactions	181,776,214	280,642,043	3,633,512	13,400,706

Total increase in net assets	182,702,630	284,949,077	3,944,799	13,612,590

Net Assets
Beginning of period	715,733,277	430,784,200	42,498,827	28,886,237

End of period	$898,435,907	$715,733,277	$46,443,626	$42,498,827

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Operations
Net investment income	$1,980,637	$2,933,988	$122,818	$78,236
Net realized gain (loss) on investments	(1,099,923)	(2,216,261)	(50,923)	69,969
Net change in unrealized appreciation on investments	1,908,783	5,107,421	794,129	976,638

Net increase in net assets resulting from operations	2,789,497	5,825,148	866,024	1,124,843

Dividends and distributions
Class A	(28,225)	(27,569)	(3,150)	–

Class C	(7,751)	(13,395)	(2,176)	–

Class I	(769,929)	(1,355,443)	(171,206)	–

Class Y	(926,203)	(1,420,530)	(171,206)	–

Total Dividends and distributions	(1,732,108)	(2,816,937)	(347,738)	–

Class A	–	(2,043)	–	–

Class C	–	(1,174)	–	–

Class I	–	(126,191)	–	–

Class Y	–	(133,784)	–	–

Total Return of capital	–	(263,192)	–	–

Capital Share Transactions
Net proceeds from sale of shares	7,561,626	1,762,308	–	10,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	125,655	64,652	–	–
Cost of shares redeemed	(728,580)	(752,758)	–	–

Net increase in net assets resulting from capital stock transactions	6,958,701	1,074,202	–	10,000,000

Total increase in net assets	8,016,090	3,819,221	518,286	11,124,843

Net Assets
Beginning of period	50,434,033	46,614,812	11,124,843	–

End of period	$58,450,123	$50,434,033	$11,643,129	$11,124,843

(1)	Fund commenced operations on September 17, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$706,896	$1,583,300	$1,454,003	$3,323,214
Net realized gain (loss) on investments	(241,324)	287,305	(441,613)	(467,591)
Net change in unrealized appreciation (depreciation) on investments	754,771	(376,525)	897,340	140,723

Net increase in net assets resulting from operations	1,220,343	1,494,080	1,909,730	2,996,346

Dividends and distributions
Class A	(23,640)	(17,780)	(78,412)	(123,204)

Class C	(5,738)	(15,389)	(2,363)	(5,130)

Class I	(334,018)	(1,021,950)	(353,888)	(869,451)

Class Y	(342,782)	(1,064,337)	(1,015,465)	(2,324,075)

Total Dividends and distributions	(706,178)	(2,119,456)	(1,450,128)	(3,321,860)

Capital Share Transactions
Net proceeds from sale of shares	86,372	6,816,400	2,514,724	8,045,852
Net Asset Value of shares issued to shareholders in payment of distributions declared	27,287	47,989	734,668	1,787,969
Cost of shares redeemed	(2,983,623)	(3,751,131)	(3,292,883)	(15,746,520)

Net increase (decrease) in net assets resulting from capital stock transactions	(2,869,964)	3,113,258	(43,491)	(5,912,699)

Total increase (decrease) in net assets	(2,355,799)	2,487,882	416,111	(6,238,213)

Net Assets
Beginning of period	27,313,655	24,825,773	50,769,064	57,007,277

End of period	$24,957,856	$27,313,655	$51,185,175	$50,769,064

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$9.26		$9.48	$9.54		$9.13		$9.60
Income from investment operations:
Net investment income (2)	0.22		0.44	0.43		0.43		0.44
Net realized and unrealized gain (loss) on investments	0.05		(0.18)	(0.06)		0.42		(0.45)

Total increase (decrease) from investment operations	0.27		0.26	0.37		0.85		(0.01)

Less dividends and distributions:
From net investment income	(0.22)		(0.44)	(0.38)		(0.31)		(0.46)
From net realized gain	(0.03)		(0.04)	–		–		–
From return of capital	–		–	(0.05)		(0.13)		–

Total dividends and distributions	(0.25)		(0.48)	(0.43)		(0.44)		(0.46)

Net asset value, at end of period	$9.28		$9.26	$9.48		$9.54		$9.13

Total investment return (3)	3.05	%(4)	2.77%	4.00%		9.47%		(0.04)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$46,707		$45,213	$53,371		$45,363		$13,980
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.21	%(5)	1.25%	1.26%		1.37%		1.72%
Ratio of net expenses to average net assets (6)	1.00	%(5)	1.00%	0.96	%(7)	0.99	%(8)	1.05	%(9)
Ratio of net investment income to average net assets	4.77	%(5)	4.72%	4.55%		4.52%		4.74%
Portfolio turnover rate	21.16	%(4)	46.51%	57.74%		47.06%		62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$9.22		$9.45		$9.51		$9.10		$9.57
Income from investment operations:
Net investment income (2)	0.19		0.37		0.36		0.37		0.37
Net realized and unrealized gain (loss) on investments	0.06		(0.19)		(0.06)		0.41		(0.45)

Total increase (decrease) from investment operations	0.25		0.18		0.30		0.78		(0.08)

Less dividends and distributions:
From net investment income	(0.19)		(0.37)		(0.32)		(0.26)		(0.39)
From net realized gain	(0.03)		(0.04)		–		–		–
From return of capital	–		–		(0.04)		(0.11)		–

Total dividends and distributions	(0.22)		(0.41)		(0.36)		(0.37)		(0.39)

Net asset value, at end of period	$9.25		$9.22		$9.45		$9.51		$9.10

Total investment return (3)	2.67	%(4)	2.02%		3.24%		8.68%		(0.81)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,673		$8,005		$8,311		$8,018		$6,803
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.04	%(5)	2.05%		2.09%		2.24%		2.50%
Ratio of net expenses to average net assets (6)	1.75	%(5)	1.74	%(7)	1.70	%(7)	1.71	%(8)	1.80	%(9)
Ratio of net investment income to average net assets	4.03	%(5)	4.00%		3.80%		3.91%		4.04%
Portfolio turnover rate	21.16	%(4)	46.51%		57.74%		47.06%		62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$9.28		$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (2)	0.23		0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss) on investments	0.07		(0.18)	(0.06)		0.40	(0.45)

Total increase from investment operations	0.30		0.29	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.24)		(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	(0.03)		(0.04)	–		–	–
From return of capital	–		–	(0.05)		(0.14)	–

Total dividends and distributions	(0.27)		(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of period	$9.31		$9.28	$9.50		$9.56	$9.15

Total investment return (3)	3.27	%(4)	3.04%	4.28%		9.74%	0.25%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$41,966		$32,531	$18,370		$19,733	$19,903
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.93	%(5)	0.94%	1.03%		1.16%	1.29%
Ratio of net expenses to average net assets (6)	0.75	%(5)	0.75%	0.71	%(7)	0.75%	0.75%
Ratio of net investment income to average net assets	5.04	%(5)	5.01%	4.78%		4.90%	5.07%
Portfolio turnover rate	21.16	%(4)	46.51%	57.74%		47.06%	62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$9.27		$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (2)	0.23		0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss) on investments	0.06		(0.19)	(0.06)		0.40	(0.45)

Total increase from investment operations	0.29		0.28	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.23)		(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	(0.03)		(0.04)	–		–	–
From return of capital	–		–	(0.05)		(0.14)	–

Total dividends and distributions	(0.26)		(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of period	$9.30		$9.27	$9.50		$9.56	$9.15

Total investment return (3)	3.19	%(4)	3.03%	4.27%		9.73%	0.22%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$172,673		$187,887	$172,736		$122,736	$125,957
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.97	%(5)	0.96%	1.01%		1.14%	1.27%
Ratio of net expenses to average net assets (6)	0.75	%(5)	0.75%	0.71	%(7)	0.75%	0.75%
Ratio of net investment income to average net assets	5.03	%(5)	4.99%	4.79%		4.90%	5.08%
Portfolio turnover rate	21.16	%(4)	46.51%	57.74%		47.06%	62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.93		$9.32	$9.51	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.24		0.50	0.49	0.55	0.56
Net realized and unrealized gain (loss) on investments	0.06		(0.30)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	0.30		0.20	0.30	1.26	(0.10)

Less dividends and distributions:
From net investment income	(0.23)		(0.48)	(0.47)	(0.50)	(0.61)
From net realized gain	–		(0.10)	–	–	–
From return of capital	–		(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.23)		(0.59)	(0.49)	(0.55)	(0.61)

Net asset value, at end of period	$9.00		$8.93	$9.32	$9.51	$8.80

Total investment return (3)	3.47	%(4)	2.39%	3.24%	14.61%	(0.84)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$51,512		$51,205	$60,507	$26,904	$12,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26	%(5)	1.36%	1.38%	1.56%	1.90%
Ratio of net expenses to average net assets (6)	1.20	%(5)	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.33	%(5)	5.46%	5.17%	5.83%	6.28%
Portfolio turnover rate	34.40	%(4)	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.92		$9.31	$9.50	$8.79	$9.50
Income from investment operations:
Net investment income (2)	0.20		0.43	0.42	0.48	0.49
Net realized and unrealized gain (loss) on investments	0.07		(0.29)	(0.19)	0.71	(0.65)

Total increase (decrease) from investment operations	0.27		0.14	0.23	1.19	(0.16)

Less dividends and distributions:
From net investment income	(0.20)		(0.42)	(0.40)	(0.43)	(0.55)
From net realized gain	–		(0.10)	–	–	–
From return of capital	–		(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.20)		(0.53)	(0.42)	(0.48)	(0.55)

Net asset value, at end of period	$8.99		$8.92	$9.31	$9.50	$8.79

Total investment return (3)	3.08	%(4)	1.63%	2.47%	13.75%	(1.59)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$8,693		$8,462	$8,842	$6,628	$3,578
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.12	%(5)	2.21%	2.21%	2.39%	2.91%
Ratio of net expenses to average net assets (6)	1.95	%(5)	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.58	%(5)	4.73%	4.44%	5.12%	5.50%
Portfolio turnover rate	34.40	%(4)	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.93		$9.32	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.25		0.52	0.51	0.58	0.58
Net realized and unrealized gain (loss) on investments	0.06		(0.29)	(0.18)	0.70	(0.65)

Total increase (decrease) from investment operations	0.31		0.23	0.33	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.24)		(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–		(0.10)	–	–	–
From return of capital	–		(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.24)		(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of period	$9.00		$8.93	$9.32	$9.50	$8.80

Total investment return (3)	3.59	%(4)	2.65%	3.49%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$23,618		$23,203	$21,788	$22,228	$24,689
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.02	%(5)	1.09%	1.13%	1.27%	1.54%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.58	%(5)	5.69%	5.45%	6.22%	6.54%
Portfolio turnover rate	34.40	%(4)	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.93		$9.31	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.25		0.52	0.51	0.57	0.59
Net realized and unrealized gain (loss) on investments	0.06		(0.28)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	0.31		0.24	0.32	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.24)		(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–		(0.10)	–	–	–
From return of capital	–		(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.24)		(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of period	$9.00		$8.93	$9.31	$9.50	$8.80

Total investment return (3)	3.60	%(4)	2.64%	3.48%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$139,202		$129,621	$140,362	$96,014	$58,312
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.04	%(5)	1.12%	1.14%	1.28%	1.55%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.58	%(5)	5.71%	5.43%	6.14%	6.56%
Portfolio turnover rate	34.40	%(4)	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.94		$9.88	$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (3)	0.14		0.27	0.21	0.17		0.15
Net realized and unrealized gain (loss) on investments	0.01		0.08	(0.10)	0.03		(0.03	)(4)

Total increase from investment operations	0.15		0.35	0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.14)		(0.27)	(0.21)	(0.17)		(0.14)
From net realized gain	–		(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.14)		(0.29)	(0.24)	(0.17)		(0.14)

Net asset value, at end of period	$9.95		$9.94	$9.88	$10.01		$9.98

Total investment return (6)	1.50	%(7)	3.52%	1.10%	2.12%		1.17	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$174,816		$135,981	$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.78	%(8)	0.90%	0.94%	1.06%		1.18	%(8)
Ratio of net expenses to average net assets (9)	0.65	%(8)	0.65%	0.65%	0.65%		0.65	%(8)
Ratio of net investment income to average net assets	2.76	%(8)	2.75%	2.15%	1.72%		1.51	%(8)
Portfolio turnover rate	21.83	%(7)	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.93		$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.25	0.19	0.19		0.07
Net realized and unrealized gain (loss) on investments	0.01		0.08	(0.11)	0.05		(0.03	)(4)

Total increase from investment operations	0.13		0.33	0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.12)		(0.25)	(0.19)	(0.20)		(0.07)
From net realized gain	–		(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.12)		(0.27)	(0.22)	(0.20)		(0.07)

Net asset value, at end of period	$9.94		$9.93	$9.87	$10.01		$9.97

Total investment return (6)	1.36	%(7)	3.23%	0.84%	2.41%		0.39	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,854		$1,178	$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36	%(9)	1.70%	1.95%	3.09	%(8)	5.44	%(9)(10)
Ratio of net expenses to average net assets (11)	0.90	%(9)	0.90%	0.90%	0.40	%(8)	1.40	%(9)(10)
Ratio of net investment income to average net assets	2.49	%(9)	2.51%	1.92%	1.94	%(8)	0.71	%(9)(10)
Portfolio turnover rate	21.83	%(7)	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(9)	Annualized for periods less than one full year.
(10)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(11)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.94		$9.88	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.15		0.30	0.24	0.18		0.16
Net realized and unrealized gain (loss) on investments	0.01		0.08	(0.10)	0.06		(0.03	)(4)

Total increase from investment operations	0.16		0.38	0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.15)		(0.30)	(0.24)	(0.20)		(0.16)
From net realized gain	–		(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.15)		(0.32)	(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.95		$9.94	$9.88	$10.01		$9.97

Total investment return (6)	1.64	%(7)	3.78%	1.39%	2.44%		1.35	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$302		$301	$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.82	%(8)	2.84%	3.07%	1.67%		0.96	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%	0.40%		0.44	%(8)
Ratio of net investment income to average net assets	3.01	%(8)	3.01%	2.39%	1.84%		1.67	%(8)
Portfolio turnover rate	21.83	%(7)	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.93		$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.15		0.30	0.24	0.20		0.17
Net realized and unrealized gain (loss) on investments	0.01		0.07	(0.11)	0.04		(0.04	)(4)

Total increase from investment operations	0.16		0.37	0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.24)	(0.20)		(0.16)
From net realized gain	–		(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.15)		(0.31)	(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.94		$9.93	$9.87	$10.01		$9.97

Total investment return (6)	1.64	%(7)	3.78%	1.35%	2.38%		1.36	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$720,464		$578,272	$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.53	%(8)	0.61%	0.70%	0.82%		0.87	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%	0.40%		0.41	%(8)
Ratio of net investment income to average net assets	3.01	%(8)	3.06%	2.39%	1.97%		1.73	%(8)
Portfolio turnover rate	21.83	%(7)	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.17		0.30		0.27		0.25		0.25
Net realized and unrealized gain (loss) on investments	0.07		0.06		(0.28)		(0.09)		0.20

Total increase (decrease) from investment operations	0.24		0.36		(0.01)		0.16		0.45

Less dividends and distributions:
From net investment income	(0.17)		(0.31)		(0.29)		(0.26)		(0.25)
From net realized gain	–		–		–		–		(0.02)
From return of capital	–		–		(0.01)		–		–

Total dividends and distributions	(0.17)		(0.31)		(0.30)		(0.26)		(0.27)

Net asset value, at end of period	$9.89		$9.82		$9.77		$10.08		$10.18

Total investment return (4)	2.38	%(5)	3.77%		(0.12)%		1.65%		4.63	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$258		$247		$207		$218		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.29	%(6)	3.57%		3.72%		3.52%		5.60	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.79	%(8)(9)	0.80	%(8)	0.80	%(8)	0.80	%(6)(8)
Ratio of net investment income to average net assets	3.39	%(6)	3.11%		2.70%		2.49%		2.52	%(6)
Portfolio turnover rate	31.32	%(5)	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.13		0.24		0.19		0.17		0.17
Net realized and unrealized gain (loss) on investments	0.06		0.05		(0.27)		(0.08)		0.21

Total increase (decrease) from investment operations	0.19		0.29		(0.08)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.13)		(0.24)		(0.22)		(0.19)		(0.18)
From net realized gain	–		–		–		–		(0.02)
From return of capital	–		–		(0.01)		–		–

Total dividends and distributions	(0.13)		(0.24)		(0.23)		(0.19)		(0.20)

Net asset value, at end of period	$9.88		$9.82		$9.77		$10.08		$10.18

Total investment return (4)	2.01	%(5)	2.99%		(0.87)%		0.89%		3.87	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$198		$197		$196		$202		$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.55	%(6)	4.75%		4.60%		4.41%		6.38	%(6)
Ratio of net expenses to average net assets (7)	1.55	%(6)	1.54	%(8)(9)	1.55	%(8)	1.55	%(8)	1.55	%(6)(8)
Ratio of net investment income to average net assets	2.65	%(6)	2.45%		1.95%		1.74%		1.77	%(6)
Portfolio turnover rate	31.32	%(5)	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.18		0.33		0.29		0.28		0.27
Net realized and unrealized gain (loss) on investments	0.06		0.05		(0.27)		(0.09)		0.20

Total increase from investment operations	0.24		0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.18)		(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–		–		–		–		(0.02)
From return of capital	–		–		(0.01)		–		–

Total dividends and distributions	(0.18)		(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of period	$9.88		$9.82		$9.77		$10.08		$10.18

Total investment return (4)	2.52	%(5)	4.01%		0.13%		1.90%		4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,213		$12,130		$12,070		$12,457		$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03	%(6)	1.29%		1.30%		1.36%		1.37	%(6)
Ratio of net expenses to average net assets (7)	0.55	%(6)	0.55	%(8)(9)	0.55	%(8)	0.55	%(8)	0.55	%(6)(8)
Ratio of net investment income to average net assets	3.65	%(6)	3.44%		2.94%		2.74%		2.77	%(6)
Portfolio turnover rate	31.32	%(5)	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.18		0.33		0.29		0.27		0.27
Net realized and unrealized gain (loss) on investments	0.07		0.05		(0.27)		(0.08)		0.20

Total increase from investment operations	0.25		0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.18)		(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–		–		–		–		(0.02)
From return of capital	–		–		(0.01)		–		–

Total dividends and distributions	(0.18)		(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of period	$9.89		$9.82		$9.77		$10.08		$10.18

Total investment return (4)	2.52	%(5)	4.01%		0.13%		1.90%		4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$33,775		$29,925		$16,414		$17,478		$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03	%(6)	1.30%		1.33%		1.36%		1.36	%(6)
Ratio of net expenses to average net assets (7)	0.55	%(6)	0.55	%(8)(9)	0.55	%(8)	0.55	%(8)	0.55	%(6)(8)
Ratio of net investment income to average net assets	3.64	%(6)	3.42%		2.95%		2.72%		2.77	%(6)
Portfolio turnover rate	31.32	%(5)	192.64%		172.39%		242.55%		434.37	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.06		$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.36		0.55		0.45		0.42		0.43
Net realized and unrealized gain (loss) on investments	0.14		0.60		(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	0.50		1.15		(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.31)		(0.55)		(0.55)		(0.50)		(0.34)
From net realized gain	–		–		(0.30)		–		(0.00	)(4)
From return of capital	–		(0.05)		–		–		–

Total dividends and distributions	(0.31)		(0.60)		(0.85)		(0.50)		(0.34)

Net asset value, at end of period	$10.25		$10.06		$9.51		$10.55		$9.90

Total investment return (5)	5.07	%(6)	12.59%		(2.21)%		11.94%		2.62	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$1,119		$405		$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.37	%(7)	3.19%		3.63%		5.77%		6.82	%(7)
Ratio of net expenses to average net assets (8)	1.20	%(7)	1.02	%(9)	1.11	%(9)	1.15	%(9)	1.16	%(7)
Ratio of net investment income to average net assets	7.28	%(7)	5.74%		4.33%		4.17%		6.52	%(7)
Portfolio turnover rate	49.53	%(6)	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.06		$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.33		0.49		0.48		0.35		0.38
Net realized and unrealized gain (loss) on investments	0.14		0.59		(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	0.47		1.08		(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.28)		(0.48)		(0.48)		(0.43)		(0.29)
From net realized gain	–		–		(0.30)		–		(0.00	)(4)
From return of capital	–		(0.05)		–		–		–

Total dividends and distributions	(0.28)		(0.53)		(0.78)		(0.43)		(0.29)

Net asset value, at end of period	$10.25		$10.06		$9.51		$10.55		$9.90

Total investment return (5)	4.72	%(6)	11.78%		(2.90)%		11.11%		2.10	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$288		$261		$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.86	%(7)	5.02%		5.85%		6.47%		7.57	%(7)
Ratio of net expenses to average net assets (8)	1.95	%(7)	1.71	%(9)	1.85	%(9)	1.89	%(9)	1.90	%(7)
Ratio of net investment income to average net assets	6.50	%(7)	5.14%		4.63%		3.44%		5.79	%(7)
Portfolio turnover rate	49.53	%(6)	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.06		$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.37		0.59		0.54		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.14		0.58		(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	0.51		1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.32)		(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–		–		(0.30)		–		(0.00	)(4)
From return of capital	–		(0.05)		–		–		–

Total dividends and distributions	(0.32)		(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$10.25		$10.06		$9.51		$10.55		$9.90

Total investment return (5)	5.19	%(6)	12.86%		(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$24,411		$23,964		$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.31	%(7)	1.44%		1.94%		2.76%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.73	%(9)	0.80	%(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	7.40	%(7)	6.18%		5.31%		4.42%		6.77	%(7)
Portfolio turnover rate	49.53	%(6)	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.06		$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.37		0.59		0.55		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.14		0.58		(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	0.51		1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.32)		(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–		–		(0.30)		–		(0.00	)(4)
From return of capital	–		(0.05)		–		–		–

Total dividends and distributions	(0.32)		(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$10.25		$10.06		$9.51		$10.55		$9.90

Total investment return (5)	5.19	%(6)	12.86%		(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$32,632		$25,805		$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.31	%(7)	1.44%		1.95%		2.77%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.72	%(9)	0.80	%(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	7.41	%(7)	6.19%		5.38%		4.43%		6.77	%(7)
Portfolio turnover rate	49.53	%(6)	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$11.10		$10.00
Income from investment operations:
Net investment income (3)	0.11		0.06
Net realized and unrealized gain on investments	0.75		1.04

Total increase from investment operations	0.86		1.10

Less dividends and distributions:
From net investment income	(0.21)		–
From net realized gain	(0.11)		–

Total dividends and distributions	(0.32)		–

Net asset value, at end of period	$11.64		$11.10

Total investment return (4)	7.82	%(5)	11.04	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$116		$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.68	%(6)	7.43	%(6)
Ratio of net expenses to average net assets (7)(8)	1.45	%(6)	1.45	%(6)
Ratio of net investment income to average net assets	2.00	%(6)	0.73	%(6)
Portfolio turnover rate	8.86	%(5)	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.45% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$11.04		$10.00
Income from investment operations:
Net investment income (3)	0.07		0.00	(4)
Net realized and unrealized gain on investments	0.74		1.04

Total increase from investment operations	0.81		1.04

Less dividends and distributions:
From net investment income	(0.11)		–
From net realized gain	(0.11)		–

Total dividends and distributions	(0.22)		–

Net asset value, at end of period	$11.63		$11.04

Total investment return (5)	7.41	%(6)	10.39	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$116		$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.44	%(7)	8.19	%(7)
Ratio of net expenses to average net assets (8)(9)	2.20	%(7)	2.20	%(7)
Ratio of net investment income (loss) to average net assets	1.25	%(7)	(0.03	)%(7)
Portfolio turnover rate	8.86	%(6)	7.48	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 2.20% as a percentage of average daily net assets.
(9)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$11.13		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.08
Net realized and unrealized gain on investments	0.74		1.05

Total increase from investment operations	0.86		1.13

Less dividends and distributions:
From net investment income	(0.24)		–
From net realized gain	(0.11)		–

Total dividends and distributions	(0.35)		–

Net asset value, at end of period	$11.64		$11.13

Total investment return (4)	7.95	%(5)	11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,705		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.29	%(6)	2.94	%(6)
Ratio of net expenses to average net assets (7)(8)	1.20	%(6)	1.20	%(6)
Ratio of net investment income to average net assets	2.25	%(6)	0.98	%(6)
Portfolio turnover rate	8.86	%(5)	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$11.13		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.08
Net realized and unrealized gain on investments	0.74		1.05

Total increase from investment operations	0.86		1.13

Less dividends and distributions:
From net investment income	(0.24)		–
From net realized gain	(0.11)		–

Total dividends and distributions	(0.35)		–

Net asset value, at end of period	$11.64		$11.13

Total investment return (4)	7.95	%(5)	11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,705		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.29	%(6)	2.94	%(6)
Ratio of net expenses to average net assets (7)(8)	1.20	%(6)	1.20	%(6)
Ratio of net investment income to average net assets	2.25	%(6)	0.98	%(6)
Portfolio turnover rate	8.86	%(5)	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.26		0.58	0.60	0.64	0.38
Net realized and unrealized gain (loss) on investments	0.21		(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.47		0.53	0.19	1.41	0.43

Less dividends and distributions:
From net investment income	(0.26)		(0.59)	(0.60)	(0.64)	(0.38)
From net realized gain	–		(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.26)		(0.80)	(0.85)	(1.02)	(0.38)

Net asset value, at end of period	$9.72		$9.51	$9.78	$10.44	$10.05

Total investment return (4)	4.91	%(5)	5.79%	1.79%	14.61%	4.45	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$347		$2,302	$106	$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.33	%(6)	4.15%	6.55%	6.27%	7.14	%(6)
Ratio of net expenses to average net assets (7)	1.05	%(6)	1.05%	1.05%	1.05%	1.04	%(6)
Ratio of net investment income to average net assets	5.48	%(6)	6.08%	5.89%	6.20%	5.83	%(6)
Portfolio turnover rate	43.19	%(5)	67.53%	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.52		$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.22		0.52	0.52	0.56	0.33
Net realized and unrealized gain (loss) on investments	0.21		(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.43		0.47	0.11	1.33	0.38

Less dividends and distributions:
From net investment income	(0.22)		(0.52)	(0.52)	(0.56)	(0.33)
From net realized gain	–		(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.22)		(0.73)	(0.77)	(0.94)	(0.33)

Net asset value, at end of period	$9.73		$9.52	$9.78	$10.44	$10.05

Total investment return (4)	4.51	%(5)	5.13%	1.04%	13.75%	3.94	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$272		$242	$197	$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.76	%(6)	5.32%	4.80%	4.94%	7.89	%(6)
Ratio of net expenses to average net assets (7)	1.80	%(6)	1.80%	1.80%	1.80%	1.78	%(6)
Ratio of net investment income to average net assets	4.60	%(6)	5.40%	5.14%	5.40%	5.09	%(6)
Portfolio turnover rate	43.19	%(5)	67.53%	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.52		$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.61	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	0.20		(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.47		0.56	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.27)		(0.61)	(0.63)	(0.67)	(0.39)
From net realized gain	–		(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.27)		(0.82)	(0.88)	(1.05)	(0.39)

Net asset value, at end of period	$9.72		$9.52	$9.78	$10.44	$10.05

Total investment return (4)	5.04	%(5)	6.13%	2.05%	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,056		$11,803	$12,130	$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.49	%(6)	1.58%	1.53%	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.80%	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	5.61	%(6)	6.41%	6.14%	6.46%	6.08	%(6)
Portfolio turnover rate	43.19	%(5)	67.53%	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.52		$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.61	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	0.20		(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.47		0.56	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.27)		(0.61)	(0.63)	(0.67)	(0.39)
From net realized gain	–		(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.27)		(0.82)	(0.88)	(1.05)	(0.39)

Net asset value, at end of period	$9.72		$9.52	$9.78	$10.44	$10.05

Total investment return (4)	5.04	%(5)	6.12%	2.05%	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,283		$12,966	$12,393	$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.49	%(6)	1.58%	1.53%	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.80%	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	5.61	%(6)	6.41%	6.14%	6.45%	6.08	%(6)
Portfolio turnover rate	43.19	%(5)	67.53%	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.79		$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.28		0.58	0.61	0.65	0.39
Net realized and unrealized gain (loss) on investments	0.08		(0.02)	(0.47)	0.65	0.13

Total increase from investment operations	0.36		0.56	0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.27)		(0.59)	(0.61)	(0.66)	(0.38)
From net realized gain	–		–	(0.30)	(0.19)	–

Total dividends and distributions	(0.27)		(0.59)	(0.91)	(0.85)	(0.38)

Net asset value, at end of period	$9.88		$9.79	$9.82	$10.59	$10.14

Total investment return (4)	3.80	%(5)	5.84%	1.32%	13.13%	5.36	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,648		$3,840	$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.51	%(6)	1.64%	1.71%	1.82%	5.47	%(6)
Ratio of net expenses to average net assets (7)	1.00	%(6)	1.00%	1.00%	1.00%	0.99	%(6)
Ratio of net investment income to average net assets	5.59	%(6)	5.99%	5.92%	6.21%	5.93	%(6)
Portfolio turnover rate	28.88	%(5)	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.79		$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.24		0.51	0.53	0.58	0.33
Net realized and unrealized gain (loss) on investments	0.09		(0.03)	(0.47)	0.64	0.14

Total increase from investment operations	0.33		0.48	0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.24)		(0.51)	(0.53)	(0.58)	(0.33)
From net realized gain	–		–	(0.30)	(0.19)	–

Total dividends and distributions	(0.24)		(0.51)	(0.83)	(0.77)	(0.33)

Net asset value, at end of period	$9.88		$9.79	$9.82	$10.59	$10.14

Total investment return (4)	3.38	%(5)	5.03%	0.61%	12.24%	4.85	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$99		$98	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.22	%(6)	7.14%	6.43%	6.18%	7.30	%(6)
Ratio of net expenses to average net assets (7)	1.75	%(6)	1.75%	1.75%	1.75%	1.73	%(6)
Ratio of net investment income to average net assets	4.82	%(6)	5.27%	5.17%	5.50%	5.08	%(6)
Portfolio turnover rate	28.88	%(5)	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.79		$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.29		0.61	0.63	0.68	0.40
Net realized and unrealized gain (loss) on investments	0.09		(0.03)	(0.47)	0.64	0.13

Total increase from investment operations	0.38		0.58	0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.29)		(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–		–	(0.30)	(0.19)	–

Total dividends and distributions	(0.29)		(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.88		$9.79	$9.82	$10.59	$10.14

Total investment return (4)	3.90	%(5)	6.07%	1.61%	13.36%	5.53	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,248		$12,135	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.09	%(6)	1.11%	1.28%	1.36%	1.38	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	5.82	%(6)	6.28%	6.16%	6.50%	6.11	%(6)
Portfolio turnover rate	28.88	%(5)	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (1)		FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.79		$9.82	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.29		0.61	0.62	0.68	0.39
Net realized and unrealized gain (loss) on investments	0.09		(0.03)	(0.45)	0.63	0.14

Total increase from investment operations	0.38		0.58	0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.29)		(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–		–	(0.30)	(0.19)	–

Total dividends and distributions	(0.29)		(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.88		$9.79	$9.82	$10.58	$10.14

Total investment return (4)	3.90	%(5)	6.09%	1.61%	13.35%	5.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$36,191		$34,695	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.07	%(6)	1.09%	1.25%	1.36%	1.42	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	5.82	%(6)	6.27%	6.09%	6.50%	6.06	%(6)
Portfolio turnover rate	28.88	%(5)	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

		SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.5%*:

Beverage, Food and Tobacco — 0.2%*:
CTI Foods Holding Co. LLC(a)		4,657	$495,155	$553,764

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.(a),(b)		310	–	–
Tunstall Group Holdings Ltd.(a),(b)		469	–	–

Total Healthcare, Education and Childcare		779	–	–

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC(a)		1,769	171,860	119,478

Oil and Gas — 0.2%*:
Fieldwood Energy LLC		26,365	568,599	478,973
Fieldwood Energy LLC		6,469	226,415	117,523
Sabine Oil & Gas LLC		394	22,597	22,458
Southcross Energy Holdings LP		22	–	–
Southcross Energy Partners LP(a)		22	5,500	8,184
Templar Energy LLC(a)		6,069	60,686	–
Templar Energy LLC(a)		8,762	50,647	–

Total Oil and Gas		48,103	934,444	627,138

Total Common Stocks		55,308	1,601,459	1,300,380

	EFFECTIVE INTEREST RATE	SHARES	COST	FAIR VALUE
Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2(a)	1.91%	259,648	173,408	–

		SHARES	COST	FAIR VALUE
Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(a)		449	–	56
Appvion Holdings Corp. (exp. June 13, 2023)(a)		449	–	112

Total Diversified/Conglomerate Manufacturing		898	–	168

Oil and Gas — 0.0%*:
Sabine Oil & Gas LLC Warrants		258	595	2,612
Sabine Oil & Gas LLC Warrants		1,320	5,523	17,266

Total Oil and Gas		1,578	6,118	19,878

Total Warrants		2,476	6,118	20,046

Total Equities		317,432	1,780,985	1,320,426

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.6%*:

Bank Loans — 83.9%*(c):

Aerospace and Defense — 0.2%*:
TransDigm, Inc., 1M LIBOR + 2.500%	4.30%	5/30/2025	494,962	$483,970	$496,031

Automobile — 2.2%*:
BCA Marketplace plc, 3M GBP LIBOR + 4.750%(b)	5.54	11/13/2026	500,000	621,806	664,373
Belron Finance US LLC, 3M LIBOR + 2.500%(b)	4.44	11/7/2026	196,998	196,516	197,615
Belron Finance US LLC, 3M LIBOR + 2.500%(b)	4.15	11/13/2025	288,153	287,545	289,234
DexKo Global, Inc., 2M LIBOR + 3.500%	5.30	7/24/2024	304,989	306,797	304,607
Garrett LX III S.a r.l., 3M EURIBOR + 2.750%(b)	2.75	9/27/2025	818,667	892,306	919,446
NN, Inc., 1M LIBOR + 3.750%	7.05	10/19/2022	1,322,162	1,324,350	1,284,705
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	5.30	4/30/2026	1,145,278	1,136,854	1,147,431
US Farathane LLC, 3M LIBOR + 3.500%	5.30	12/23/2021	1,148,834	1,152,331	1,033,951

Total Automobile			5,725,081	5,918,505	5,841,362

Beverage, Food and Tobacco — 1.5%*:
Amphora Finance Ltd., 3M LIBOR + 4.750%(b)	5.45	5/29/2025	500,000	661,509	654,849
CTI Foods Holding Co, LLC, 3M LIBOR + 9.000%	10.91	5/3/2024	196,664	196,664	184,864
CTI Foods Holding Co, LLC, 3M LIBOR + 7.000%(a)	8.91	5/3/2024	309,250	303,887	309,250
Deoleo, S.A., EURIBOR + 3.500%(b)	4.50	6/11/2021	500,000	598,197	266,404
IRB Holding Corp., 1M LIBOR + 3.250%	5.22	2/5/2025	2,569,467	2,573,156	2,583,033
Sunshine Investments B.V., 3M LIBOR + 3.250%(b)	5.16	3/28/2025	157,451	156,860	157,551

Total Beverage, Food and Tobacco			4,232,832	4,490,273	4,155,951

Broadcasting and Entertainment — 6.2%*:
AP NMT Acquisition B.V., 3M LIBOR + 9.000%(b)	11.09	8/13/2022	2,182,721	2,171,920	2,192,717
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(b)	7.84	8/13/2021	2,051,364	2,029,529	2,055,344
AP NMT Acquisition B.V., EURIBOR + 6.000%(b)	7.00	8/13/2021	515,898	632,066	578,324
AVSC Holding Corp., 3M LIBOR + 4.500%	6.49	9/27/2026	514,266	504,212	512,980
Charter Communications Operating LLC, 1M LIBOR + 1.750%	3.55	2/1/2027	1,979,886	1,982,027	1,991,033
Clear Channel Outdoor Holdings, Inc., 1M LIBOR + 3.500%	5.30	8/21/2026	1,496,250	1,489,136	1,503,193
CSC Holdings, LLC, 3M LIBOR + 2.500%	4.24	4/15/2027	1,229,240	1,229,239	1,233,333
CSC Holdings, LLC, 1M LIBOR + 2.250%	3.99	7/17/2025	1,168,465	1,154,842	1,169,119
iHeartCommunications, Inc., LIBOR + 4.000%	5.69	5/1/2026	2,208,946	2,220,420	2,224,585
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%(b)	4.50	5/30/2025	500,000	570,433	555,006
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%(b)	7.50	6/26/2025	500,000	544,994	551,035
Intelsat Jackson Holdings S.A., 1M LIBOR + 3.750%	5.68	11/27/2023	1,000,000	994,126	1,000,890

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Broadcasting and Entertainment (Continued)
Technicolor S.A., EURIBOR + 3.000%(b)	3.00%	12/6/2023	500,000	$538,898	$483,498
Terrier Media Buyer, Inc., 3M LIBOR + 4.250%	6.15	12/17/2026	715,850	712,278	722,565

Total Broadcasting and Entertainment			16,562,886	16,774,120	16,773,622

Buildings and Real Estate — 2.9%*:
Core & Main L.P., 6M LIBOR + 3.000%	4.53	8/1/2024	1,968,728	1,974,649	1,967,901
GYP Holdings III Corp., 1M LIBOR + 2.750%	4.55	6/1/2025	2,347,706	2,342,198	2,349,913
Quikrete Holdings, Inc., 1M LIBOR + 2.750%	4.55	11/15/2023	1,000,000	1,000,802	1,003,390
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.05	5/23/2025	2,422,728	2,409,916	2,400,923

Total Buildings and Real Estate			7,739,162	7,727,565	7,722,127

Cargo Transport — 1.7%*:
American Airlines, Inc., 1M LIBOR + 2.000%	3.80	4/28/2023	1,989,796	1,978,504	1,993,636
Genesee & Wyoming, Inc., 1M LIBOR + 2.000%	3.91	10/31/2026	543,593	540,876	548,252
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	4.80	7/31/2022	1,919,872	1,922,242	1,901,883

Total Cargo Transport			4,453,261	4,441,622	4,443,771

Chemicals, Plastics and Rubber — 6.7%*:
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%	5.16	9/13/2023	359,768	358,812	355,498
Allnex (Luxembourg) & Cy S.C.A., EURIBOR + 3.250%(b)	3.25	9/13/2023	677,215	767,444	748,997
Allnex USA, Inc., 3M LIBOR + 3.250%	5.16	9/13/2023	271,045	270,325	267,828
Archroma Finance Sarl, EURIBOR + 3.750%(b)	3.75	8/11/2024	1,000,000	1,153,604	1,110,483
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	7.05	4/5/2024	288,115	287,236	254,501
Colouroz Investment 1 GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	324,534	384,671	322,817
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.55	5/7/2025	2,482,393	2,415,667	2,432,745
Diamond (BC) B.V., EURIBOR + 3.2500%	3.25	9/6/2024	982,462	1,147,408	1,076,251
Flint Group GmbH, 3M LIBOR + 3.000%(b)	4.94	9/7/2021	524,036	509,340	451,887
Flint Group GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	753,824	867,518	749,838
Flint Group US LLC, 3M LIBOR + 3.000%(b)	4.94	9/7/2021	3,044,326	2,959,472	2,625,183
GrafTech Finance, Inc., 1M LIBOR + 3.500%	5.30	2/12/2025	2,473,885	2,453,549	2,464,608
INEOS Enterprises Holdings US Finco LLC, 3M LIBOR + 4.000%	5.91	7/31/2026	498,750	493,986	499,787
Ineos Finance PLC, EURIBOR + 2.000%(b)	2.50	3/31/2024	1,477,393	1,704,698	1,655,618
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	1,000,000	1,136,053	1,066,546
Polar US Borrower, LLC, 3M LIBOR + 4.750%	6.79	10/15/2025	832,123	832,122	825,881
Solenis Holdings LLC, 3M LIBOR + 4.000%	5.91	6/26/2025	631,733	626,744	623,837
Starfruit Finco B.V, EURIBOR + 3.750%(b)	3.75	10/1/2025	500,000	588,925	564,120

Total Chemicals, Plastics and Rubber			18,121,602	18,957,574	18,096,425

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass — 4.2%*:
Albea Beauty Holdings S.A., 1M LIBOR + 3.000%(b)	4.91%	4/22/2024	611,401	$610,853	$592,105
Berry Global, Inc., LIBOR + 2.500%	4.22	7/1/2026	1,492,500	1,489,016	1,494,992
BWAY Holding Co., 1M LIBOR + 3.250%	5.23	4/3/2024	2,946,070	2,933,232	2,933,196
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.09	12/29/2023	1,412,099	1,422,288	1,398,571
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	10.40	11/18/2024	750,000	743,124	718,125
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%	5.38	11/20/2023	727,500	729,544	715,227
Reynolds Group Holdings, Inc., 1M LIBOR + 2.750%	4.55	2/5/2023	1,969,543	1,976,500	1,974,172
Roy Bidco ApS, EURIBOR + 3.250%(b)	3.50	8/23/2024	1,000,000	1,154,249	1,102,070
Sabert Corp., 3M LIBOR + 4.500%	6.25	12/10/2026	317,208	314,051	319,721

Total Containers, Packaging and Glass			11,226,321	11,372,857	11,248,179

Diversified/Conglomerate Manufacturing — 3.0%*:
Advanced Drainage Systems, Inc., 3M LIBOR + 2.250%	4.06	9/18/2026	185,138	184,691	186,373
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	500,000	563,158	558,904
LSF10 XL Bidco S.C.A., EURIBOR + 4.000%(b)	4.00	10/12/2026	1,500,000	1,631,886	1,657,009
LTI Holdings, Inc., 1M LIBOR + 3.500%	5.30	9/6/2025	877,266	880,438	785,469
PCF GmbH, EURIBOR + 5.000%(b)	5.00	8/1/2024	500,000	526,413	551,736
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.49	4/26/2024	1,365,585	1,367,363	1,366,445
SGB-SMIT Management GmbH, 1M LIBOR + 5.000%(b)	2.50	7/18/2024	500,569	493,651	323,058
Wilsonart LLC, 3M LIBOR + 3.250%	5.20	12/19/2023	597,212	597,612	598,209
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	5.55	7/1/2021	2,325,593	2,229,627	2,087,220

Total Diversified/Conglomerate Manufacturing			8,351,363	8,474,839	8,114,423

Diversified/Conglomerate Service — 10.3%*:
Allied Universal Holdco LLC, 1M LIBOR + 4.250%	6.05	7/10/2026	47,696	47,249	47,934
Allied Universal Holdco LLC, 3M LIBOR + 4.250%	6.05	7/10/2026	481,726	477,216	484,135
Almonde, Inc., 3M LIBOR + 7.250%(b)	9.45	6/13/2025	752,587	762,895	734,043
Almonde, Inc., 3M LIBOR + 3.500%(b)	5.70	6/13/2024	2,714,891	2,673,718	2,692,276
Canyon Valor Cos., Inc., 3M LIBOR + 2.750%	4.55	6/16/2023	439,972	439,318	440,522
Capri Finance LLC, 3M LIBOR + 3.250%(b)	4.93	11/1/2024	1,140,834	1,132,575	1,127,144
EAB Global, Inc., LIBOR + 3.750%	5.74	11/15/2024	743,850	741,254	744,780
Financial & Risk US Holdings, Inc., 1M LIBOR + 3.750%	5.05	10/1/2025	1,485,000	1,436,982	1,497,622
Hyland Software, Inc., 1M LIBOR + 3.250%	5.30	7/1/2024	975,125	978,833	979,396

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
I-Logic Technologies Bidco Ltd., 1M LIBOR + 3.250%(b)	4.55%	12/21/2024	1,008,009	$1,012,278	$987,849
Infor (US), Inc., 3M LIBOR + 2.750%	4.69	2/1/2022	1,457,006	1,457,514	1,462,732
Infor (US), Inc., EURIBOR + 2.250%	3.25	2/1/2022	486,877	576,614	547,496
Informatica LLC, 1M LIBOR + 3.250%	5.05	8/5/2022	1,374,497	1,376,622	1,379,157
Kronos, Inc., 3M LIBOR + 3.000%	4.91	11/1/2023	2,816,721	2,822,243	2,829,227
LegalZoom.com, Inc., 1M LIBOR + 4.500%	6.30	11/21/2024	579,653	574,889	581,102
Men’s Wearhouse, Inc. (The), 1M LIBOR + 3.250%	5.03	4/9/2025	821,892	723,759	654,777
MH Sub I LLC, 3M LIBOR + 3.750%	5.55	9/13/2024	2,030,671	2,023,167	2,032,925
Project Leopard Holdings, Inc., 1M LIBOR + 4.500%	6.30	7/7/2023	1,476,470	1,481,894	1,484,783
TMF Group Holding B.V., EURIBOR + 3.250%(b)	3.25	5/5/2025	500,000	584,665	477,423
Verisure Holding AB, EURIBOR + 3.500%(b)	3.50	10/21/2022	500,000	566,875	563,200
Verisure Holding AB, EURIBOR + 3.000%(b)	3.00	10/20/2022	2,700,000	3,097,181	3,031,164
Vertafore, Inc., 1M LIBOR + 7.250%	9.05	7/2/2026	1,000,000	991,828	986,670
Vertafore, Inc., 1M LIBOR + 3.250%	5.05	7/2/2025	1,980,000	1,979,228	1,954,794

Total Diversified/Conglomerate Service			27,513,477	27,958,797	27,721,151

Ecological — 0.4%*:
PHS Group Ltd., 1M LIBOR + 5.250%(b)	6.25	12/20/2021	714,228	915,778	949,217

Electronics — 3.1%*:
EXC Holdings III Corp., 3M LIBOR + 3.500%	5.44	12/2/2024	487,227	491,322	485,707
Iridium Satellite LLC, 1M LIBOR + 3.750%	5.55	11/4/2026	595,348	592,436	602,421
Omnitracs, Inc., 3M LIBOR + 2.750%	4.68	3/21/2025	1,490,971	1,488,451	1,484,917
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.05	5/30/2025	737,516	737,516	732,508
RP Crown Parent LLC, 1M LIBOR + 2.750%	4.55	10/12/2023	1,724,671	1,722,042	1,734,381
Sophia LP, LIBOR + 3.250%	5.19	9/30/2022	704,351	706,875	705,612
SS&C Technologies Holdings Europe S.A.R.L., 1M LIBOR + 2.500%	4.05	4/16/2025	17,532	17,192	17,644
SS&C Technologies Inc., 1M LIBOR + 2.250%	4.05	4/16/2025	500,292	498,812	503,377
Veritas Bermuda Ltd., EURIBOR + 4.500%	5.50	1/27/2023	778,000	867,393	853,484
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.32	1/27/2023	1,264,250	1,261,623	1,214,691

Total Electronics			8,300,158	8,383,662	8,334,742

Finance — 1.3%*:
NAB Holdings LLC, 3M LIBOR + 3.000%	4.94	7/1/2024	980,038	981,314	980,038
NFP Corp., 1M LIBOR + 3.000%	4.80	1/8/2024	1,495,072	1,500,513	1,487,597
Tempo Acquisition LLC, 1M LIBOR + 3.000%	4.55	5/1/2024	1,090,006	1,093,192	1,095,684

Total Finance			3,565,116	3,575,019	3,563,319

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare — 11.9%*:
Advanz Pharma Corp., EURIBOR + 5.250%(b)	6.25%	9/6/2024	487,500	$564,712	$538,626
Advanz Pharma Corp., LIBOR + 5.500%(b)	7.45	9/6/2024	2,291,250	2,261,182	2,136,591
Aenova Holding GmbH, EURIBOR + 4.000%(b)	5.00	9/29/2020	2,000,000	2,321,010	2,129,368
Amneal Pharmaceuticals LLC, 3M LIBOR + 3.500%	5.31	5/4/2025	1,492,422	1,389,934	1,336,464
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	6.94	7/5/2023	1,434,944	1,429,949	1,254,141
Auris Luxembourg III Sarl, LIBOR + 3.750%	5.55	2/27/2026	992,501	988,102	996,640
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	7.30	3/18/2024	1,283,613	1,270,762	1,236,684
Bausch Health Companies Inc., 1M LIBOR + 3.000%	4.74	6/2/2025	843,201	847,589	847,417
Catalent Pharma Solutions Inc., 1M LIBOR + 2.250%	4.05	5/18/2026	353,893	353,083	354,888
Cerba Healthcare S.A.S., EURIBOR + 3.000%(b)	3.00	4/20/2024	1,000,000	1,172,934	1,121,005
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%	4.30	3/1/2024	2,367,640	2,360,601	2,373,938
CTC AcquiCo GmbH, 3M LIBOR + 2.7500%(b)	4.66	3/7/2025	1,250,000	1,228,263	1,225,625
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.06	4/29/2024	1,658,641	1,664,157	1,584,002
Ethypharm S.A., EURIBOR + 4.75%(b)	5.53	7/21/2023	500,000	618,803	652,365
Grifols, S.A., 1M LIBOR + 2.25%(b)	2.25	11/30/2027	500,000	556,705	565,337
Horizon Therapeutics USA, Inc., 3M LIBOR + 3.937%	4.00	5/22/2026	494,267	496,315	495,710
Indivior Finance Sarl, 3M LIBOR + 4.500%	6.43	12/18/2022	791,202	784,321	726,584
Lifescan Global Corp., 3M LIBOR + 6.000%	8.06	10/1/2024	372,000	363,130	353,244
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	4.85	9/24/2024	359,061	357,268	292,236
Navicure, Inc., 1M LIBOR + 4.000%	5.80	10/22/2026	257,071	255,815	258,035
Nidda Healthcare Holding AG, EURIBOR + 3.500%(b)	3.50	8/21/2024	1,000,000	1,153,426	1,122,081
Nidda Healthcare Holding AG, GBP + 4.500%(b)	5.30	8/21/2024	500,000	678,300	663,128
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.31	6/30/2025	1,925,203	1,912,522	1,900,734
Parexel International Corp., 1M LIBOR + 2.7500%	4.55	9/27/2024	766,045	736,754	750,448
Radiology Partners Holdings, LLC, LIBOR + 4.750%	6.66	7/9/2025	313,632	312,185	314,156
Riemser Pharma GmbH, EURIBOR + 5.500%(b)	5.25	6/29/2023	442,831	486,850	499,520
Rodenstock GmbH, LIBOR + 5.250%(b)	5.25	6/5/2026	500,000	556,214	522,409
Sunshine Luxembourg VII S.a.r.l., 3M LIBOR + 4.250%(b)	6.19	7/31/2026	2,376,094	2,390,635	2,396,030
Team Health Holdings, Inc., 1M LIBOR + 2.750%	4.55	2/6/2024	1,957,236	1,918,690	1,578,628
Tunstall Group Holdings Ltd., 3M LIBOR + 5.000%(b)	4.35	10/16/2020	516,790	812,880	683,685

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Unilabs Holding AB, EURIBOR + 3.000%(b)	3.00%	4/19/2024	500,000	$573,959	$559,711
Verscend Holding Corp., 1M LIBOR + 4.500%	6.30	8/27/2025	627,102	623,288	630,758

Total Healthcare, Education and Childcare			32,154,139	33,440,338	32,100,188

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.1%*:
APi Group DE, Inc., 1M LIBOR + 2.500%	4.30	10/1/2026	662,050	658,830	666,738
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.25	11/8/2023	1,682,706	1,678,011	1,080,095
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	9.79	11/8/2024	724,667	675,108	213,175
SIWF Holdings Inc., 1M LIBOR + 4.250%	6.05	6/15/2025	987,468	995,225	982,531

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,056,891	4,007,174	2,942,539

Hotels, Motels, Inns and Gaming — 2.8%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	4.55	12/23/2024	1,983,484	1,977,301	1,985,547
Compass IV Ltd., EURIBOR + 8.000%(b)	9.00	4/30/2026	500,000	588,890	552,903
Compass IV Ltd., EURIBOR + 4.500%(b)	4.50	4/30/2025	500,000	598,989	560,155
Penn National Gaming, Inc., 1M LIBOR + 2.250%	4.05	10/15/2025	2,005,738	2,001,204	2,011,996
Richmond UK Bidco Ltd., GBP LIBOR + 4.250%(b)	4.95	3/3/2024	482,094	608,467	629,003
Rouge Beachhouse B.V., EURIBOR + 4.250%(b)	3.75	9/4/2025	500,000	586,575	563,654
Tackle Sarl, EURIBOR +3.500%(b)	3.75	8/8/2022	1,000,000	1,117,854	1,123,573

Total Hotels, Motels, Inns and Gaming			6,971,316	7,479,280	7,426,831

Insurance — 2.6%*:
Alliant Holdings Intermediate LLC, 1M LIBOR + 3.000%	4.80	5/9/2025	2,270,198	2,278,124	2,268,926
AssuredPartners, Inc., 1M LIBOR + 3.500%	5.30	10/22/2024	1,765,931	1,774,851	1,769,904
Asurion LLC, 1M LIBOR + 3.000%	4.80	11/3/2023	1,531,924	1,537,102	1,539,859
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	10.41	10/31/2025	1,633,626	1,606,314	1,511,105

Total Insurance			7,201,679	7,196,391	7,089,794

Leisure, Amusement, Entertainment — 6.7%*:
Columbus Capital B.V., EURIBOR + 4.25%(b)	3.93	6/30/2024	500,000	570,989	561,551
Crown Finance US, Inc., 1M LIBOR + 2.500%	4.05	2/28/2025	1,490,877	1,483,612	1,488,834
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%(b)	4.30	2/1/2024	1,394,967	1,398,293	1,399,766
Dorna Sports, S.L., EURIBOR +2.750%(b)	2.75	5/3/2024	978,282	1,093,385	1,094,705
Eldorado Resorts LLC, LIBOR + 2.250%	4.05	4/17/2024	897,120	897,120	896,276
International Park Holdings B.V., EURIBOR + 3.500%(b)	3.25	6/13/2024	500,000	580,575	559,868

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment (Continued)
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	6.30%	7/3/2026	3,000,000	$2,978,768	$2,981,250
Parques Reunidos SAU, 3M EURIBOR + 3.750%(b)	3.75	9/30/2026	500,000	545,807	563,307
Playtika Holding Corp., 1M LIBOR + 6.000%	7.80	12/10/2024	1,000,000	980,219	1,009,500
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	4.80	3/31/2024	2,533,704	2,526,205	2,544,270
Vacalians Group, EURIBOR + 4.000%(b)	4.00	11/28/2025	500,000	564,832	545,427
Vue International Bidco PLC, LIBOR + 4.750%(b)	4.75	7/3/2026	500,000	558,829	564,529
William Morris Endeavor Entertainment, LLC, 2M LIBOR + 2.750%	4.61	5/18/2025	2,303,198	2,275,913	2,289,287
WMG Acquisition Corp., LIBOR + 2.125%	3.92	11/1/2023	1,500,000	1,498,574	1,506,900

Total Leisure, Amusement, Entertainment			17,598,148	17,953,121	18,005,470

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
Alison Bidco S.a.r.l., 3M LIBOR + 4.500%(b)	6.43	8/29/2021	122,279	121,988	114,942
Alison Bidco Sarl, EURIBOR + 4.500%(b)	5.50	8/29/2021	854,747	990,763	925,213
Alison Bidco Sarl, 1M LIBOR + 4.500%(b)	6.43	8/29/2021	122,279	121,988	114,942
Apex Tool Group, LLC, 1M LIBOR + 5.500%	7.30	8/1/2024	1,361,276	1,336,546	1,339,796
Titan Acquisition Ltd., 1M LIBOR + 3.000%(b)	4.80	3/28/2025	1,965,887	1,964,169	1,930,776

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			4,426,468	4,535,454	4,425,669

Mining, Steel, Iron and Non-Precious Metals — 0.3%*:
Boomerang Tube, LLC, 3M LIBOR + 5.000%(a)	6.80	10/31/2021	62,044	62,044	62,044
US Silica Co., 1M LIBOR + 4.000%	5.81	5/1/2025	869,217	877,615	765,841

Total Mining, Steel, Iron and Non-Precious Metals			931,261	939,659	827,885

Oil and Gas — 1.3%*:
Buckeye Partners L.P., 1M LIBOR + 2.750%	4.53	11/1/2026	532,100	529,498	536,314
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.18	4/11/2023	864,968	503,449	480,057
Gulf Finance LLC, 3M LIBOR + 5.250%	7.04	8/25/2023	1,631,711	1,528,830	1,272,734
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%(b)	8.55	2/28/2023	492,500	490,837	331,428
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	7.94	2/21/2021	1,803,954	1,567,137	898,027

Total Oil and Gas			5,325,233	4,619,751	3,518,560

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Coty Inc., 1M LIBOR + 2.250%	3.96	4/7/2025	1,486,203	1,440,316	1,453,997

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal Transportation — 1.9%*:
Hertz Corp., (The), 3M LIBOR + 2.7500%	4.55%	6/30/2023	2,947,943	$2,922,564	$2,963,302
Kestrel Bidco, Inc., 1M LIBOR + 3.000%(b)	4.72	8/7/2026	2,127,510	2,130,664	2,144,615

Total Personal Transportation			5,075,453	5,053,228	5,107,917

Printing and Publishing — 0.8%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	8.04	11/22/2024	303,406	291,450	301,382
Springer Nature Deutschland GmbH, EURIBOR + 3.250%(b)	3.75	8/14/2024	1,706,498	1,904,249	1,920,400

Total Printing and Publishing			2,009,904	2,195,699	2,221,782

Retail Stores — 3.1%*:
Bass Pro Group, LLC, 1M LIBOR + 5.000%	6.80	9/25/2024	1,487,329	1,456,316	1,481,751
EG America LLC, 3M LIBOR + 4.000%(b)	5.96	2/7/2025	1,086,289	1,082,203	1,080,184
EG Group Ltd., 3M LIBOR + 4.000%(b)	5.96	2/7/2025	221,118	220,709	219,876
Eyemart Express LLC, 1M LIBOR + 3.000%	4.80	8/4/2024	989,899	993,332	991,117
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	4.30	8/18/2023	1,994,486	1,947,490	1,985,212
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.50	8/12/2022	2,250,000	2,580,655	2,112,138
Thom Europe S.A.S, EURIBOR + 4.250%(b)	4.25	8/7/2024	500,000	577,023	561,691

Total Retail Stores			8,529,121	8,857,728	8,431,969

Telecommunications — 5.3%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.05	10/2/2025	990,000	981,225	977,783
CommScope, Inc., 1M LIBOR + 3.250%	5.05	4/6/2026	2,002,445	1,996,307	2,013,078
Digicel International Finance Ltd., 3M LIBOR + 3.250%(b)	5.34	5/28/2024	152,992	153,878	136,087
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.06	11/21/2024	1,507,222	1,495,106	1,443,165
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,376,432	1,559,831	1,475,439
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.31	2/2/2024	2,939,621	2,947,037	2,910,960
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	10.85	3/11/2024	2,175,482	1,750,613	1,609,857
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	6.85	3/9/2023	1,553,527	1,557,490	1,443,941
Virgin Media Bristol LLC, 1M LIBOR + 2.500%	4.24	1/31/2028	623,355	621,830	626,864
Virgin Media SFA Finance Ltd., LIBOR — GBP + 3.250%(b)	3.96	11/15/2027	1,250,000	1,725,739	1,656,578

Total Telecommunications			14,571,076	14,789,056	14,293,752

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Utilities — 0.2%*:
Calpine Corp., 1M LIBOR + 2.500%	4.30%		8/12/2026	222,295	$221,242	$223,510
ExGen Renewables IV, LLC, 3M LIBOR + 3.000%	4.91		11/28/2024	222,222	215,396	218,889

Total Utilities				444,517	436,638	442,399

Total Bank Loans				227,781,858	232,418,414	225,749,072

Corporate Bonds — 7.7%*:

Automobile — 0.4%*:
AA Bond Co. Ltd.(b)	5.50		7/31/2022	700,000	937,394	790,455
RAC Bond Co. PLC(b)	5.00		11/6/2022	200,000	253,046	235,771

Total Automobile				900,000	1,190,440	1,026,226

Broadcasting and Entertainment — 0.6%*:
Pinewood Finance Co. Ltd.(b)	3.25		9/30/2025	350,000	437,513	475,200
Tele Columbus AG(b)	3.88		5/2/2025	800,000	860,656	875,106
VTR Finance BV(b),(d)	6.88		1/15/2024	200,000	202,026	204,500

Total Broadcasting and Entertainment				1,350,000	1,500,195	1,554,806

Chemicals, Plastics and Rubber — 0.1%*:
Pinnacle Operating Corp.(d)	9.00		5/15/2023	378,294	436,409	139,969

Containers, Packaging and Glass — 0.1%*:
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d)	5.13		7/15/2023	178,000	178,000	182,228

Diversified/Conglomerate Manufacturing — 0.1%*:
Appvion ESC, 3M EURIBOR + 4.125%(a),(d)	9.00	(e)	6/1/2020	460,000	460,783	–
Galapagos S.A., 3 mo. EURIBOR + 4.750%(a),(b)	4.37	(e)	6/15/2021	20,000	27,263	–
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	265,415	248,304	279,853

Total Diversified/Conglomerate Manufacturing				745,415	736,350	279,853

Diversified/Conglomerate Service — 0.9%*:
Algeco Global Finance PLC, 3M EURIBOR + 6.250%(b)	6.25	(e)	2/15/2023	150,000	183,019	164,718
Algeco Global Finance PLC(b)	6.50		2/15/2023	650,000	714,245	727,282
Carlson Travel, Inc., 3M EURIBOR + 4.750%	4.75	(e)	6/15/2023	1,200,000	1,370,706	1,349,069
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	9.25		5/15/2023	78,000	78,000	81,803

Total Diversified/Conglomerate Service				2,078,000	2,345,970	2,322,872

Electronics — 0.3%*:
Veritas US, Inc./Veritas Bermuda Ltd.(d)	7.50		2/1/2023	817,000	850,924	814,957

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Finance — 2.0%*:
Arrow Global Finance PLC(b)	5.13%		9/15/2024	1,000,000	$1,240,892	$1,347,118
Cabot Financial Luxembourg SA(b)	7.50		10/1/2023	300,000	422,659	412,330
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%(b)	4.50	(e)	9/1/2023	1,100,000	1,329,673	1,116,652
Garfunkelux Holdco 3 S.A.(b)	8.50		11/1/2022	1,050,000	1,401,493	1,370,315
Jerrold Finco PLC(b)	6.13		1/15/2024	100,000	124,555	136,864
Jerrold Finco PLC(b)	6.25		9/15/2021	750,000	1,001,422	1,015,842

Total Finance				4,300,000	5,520,694	5,399,121

Healthcare, Education and Childcare — 0.2%*:
Rossini Sarl, 3M EURIBOR + 3.875%(b)	3.88	(e)	10/30/2025	200,000	222,510	227,851
Tenet Healthcare Corp.	4.63		7/15/2024	255,000	254,243	261,056

Total Healthcare, Education and Childcare				455,000	476,753	488,907

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.2%*:
LSF9 Balta Issuer Sarl(b)	7.75		9/15/2022	445,500	547,606	474,232

Hotels, Motels, Inns and Gaming — 0.3%*:
TVL Finance PLC, 3M GBP LIBOR + 5.375%(b)	6.16	(e)	7/15/2025	600,000	758,538	797,740

Leisure, Amusement, Entertainment — 0.3%*:
CPUK Finance Ltd.(b)	4.88		8/28/2025	600,000	791,696	819,008
WMG Acquisition Corp.(d)	5.00		8/1/2023	63,000	63,000	64,417

Total Leisure, Amusement, Entertainment				663,000	854,696	883,425

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.4%*:
Novafives SAS(b)	5.00		6/15/2025	1,000,000	1,096,503	1,001,117

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Northwest Acquisitions ULC/Dominion Finco, Inc.(b),(d)	7.13		11/1/2022	2,000,000	1,212,197	1,500,000

Oil and Gas — 0.4%*:
CGG Holding US, Inc.(b),(d)	9.00		5/1/2023	500,000	531,632	530,625
KCA Deutag UK Finance PLC(b),(d)	9.88		4/1/2022	1,000,000	1,012,299	680,000

Total Oil and Gas				1,500,000	1,543,931	1,210,625

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%(b)	6.50	(e)	7/31/2023	250,000	295,906	215,932
Naviera Armas SA, 3M EURIBOR + 4.250%(b)	4.25	(e)	11/15/2024	250,000	296,656	196,297

Total Personal Transportation				500,000	592,562	412,229

Retail Stores — 0.6%*:
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%(b)	6.54	(e)	9/15/2020	300,000	434,213	9,934
Maxeda DIY Holding B.V.(b)	6.13		7/15/2022	100,000	114,070	108,796

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Retail Stores (Continued)
Takko Luxembourg 2 SCA(b)	5.38%	11/15/2023	1,200,000	$1,315,077	$1,327,532
Travelex Financing PLC(b)	8.00	5/15/2022	100,000	108,750	114,694

Total Retail Stores			1,700,000	1,972,110	1,560,956

Utilities — 0.2%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75	9/15/2024	500,000	625,749	672,016

Total Corporate Bonds			20,110,209	22,439,627	20,721,279

Total Fixed Income			247,892,067	254,858,041	246,470,351

Total Investments			248,209,499	256,639,026	247,790,777

Other assets and liabilities — 7.9%*					21,228,265

Net Assets — 100.0%					$269,019,042

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	65.8%
United Kingdom	11.0%
Germany	8.7%
France	3.0%
Netherlands	2.7%
Canada	2.3%
Switzerland	2.2%
Spain	1.6%
Sweden	1.5%
Other (Individually less than 1%)	1.2%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

A summary of outstanding derivatives at December 31, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/14/20	Credit Suisse International	EUR	1,355,903	$1,521,958	$1,501,948	$20,010
1/14/20	Credit Suisse International	GBP	24,562	32,545	32,264	281

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$20,291

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/14/20	Morgan Stanley & Co.	EUR	47,131,909	$52,904,057	$52,207,426	$(696,631)
1/14/20	Credit Suisse International	GBP	11,158,063	14,784,672	14,655,815	(128,857)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(825,488)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

		SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.5%*:

Diversified/Conglomerate Service — 0.0%*:
Innovation Group(a),(b)		403,550	$ –	$1

Healthcare, Education and Childcare — 0.0%*:
MModal, Inc.(a)		4,725	10,631	6,492
Tunstall Group Holdings Ltd.(a)		261	–	–
Tunstall Group Holdings Ltd.(a)		396	–	–

Total Healthcare, Education and Childcare		5,382	10,631	6,492

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC(a)		1,769	171,860	119,478

Oil and Gas — 0.2%*:
Fieldwood Energy LLC		15,071	325,034	273,795
Fieldwood Energy LLC		3,698	129,430	67,181
Jupiter Resources, Inc.(b)		120,272	581,286	120,272
Southcross Energy Holdings LP		11	–	–
Southcross Energy Partners LP(a)		11	2,750	4,092

Total Oil and Gas		139,063	1,038,500	465,340

Retail Stores — 0.2%*:
Maxeda DIY B.V.(a),(b)		18,859,871	373,737	423,102
Maxeda DIY B.V.(a),(b)		10,446	—	105,784

Total Retail Stores		18,870,317	373,737	528,886

Total Common Stocks		19,420,081	1,594,728	1,120,197

	EFFECTIVE INTEREST RATE	SHARES	COST	FAIR VALUE
Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2(a)	1.91%	311,577	202,152	–

		SHARES	COST	FAIR VALUE
Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(a)		488	—	122
Appvion Holdings Corp. (exp. June 13, 2023)(a)		488	—	61

Total Diversified/Conglomerate Manufacturing		976	—	183

Total Warrants		976	—	183

Total Equities		19,732,634	1,796,880	1,120,380

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.0%*:

Asset-Backed Securities — 8.9%*:

CDO/CLO — 8.9%*:
Alinea CLO 2018-1 Ltd., 3M LIBOR + 6.000%(c)	7.95	(d)%	7/20/2031	1,250,000	$1,250,000	$1,196,647
Anchorage Capital CLO 9 Ltd., 3M USD LIBOR + 4.000%(c)	6.00	(d)	7/15/2032	1,250,000	1,223,361	1,254,607
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%(c)	8.35	(d)	7/15/2030	500,000	512,482	492,846
Apidos CLO XXIV, 3M USD LIBOR + 5.800%(c)	7.77	(d)	10/20/2030	1,000,000	1,000,000	949,455
Ares XLVIII CLO, 3M LIBOR + 5.200%(c)	7.17	(d)	7/20/2030	800,000	800,000	741,531
Atlas Senior Loan Fund XI Ltd., 3M LIBOR + 5.7500%(c)	7.69	(d)	7/26/2031	1,900,000	1,900,000	1,744,616
Ballyrock CLO 2019-2 Ltd., 3M USD LIBOR + 4.100%(c)	6.01	(d)	11/20/2030	1,000,000	1,000,000	1,006,707
Blackrock European CLO, 3M USD LIBOR + 5.170%(b)	5.17	(d)	10/15/2031	725,000	802,765	764,769
BlueMountain CLO Ltd. 2014-1A(a),(c)	Zero Coupon		4/30/2026	250,000	243,345	—
Cairn CLO XI DAC, 3M Euribor + 4.150%(b),(c)	4.15	(d)	7/15/2035	1,000,000	1,107,100	1,120,163
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%(c)	8.50	(d)	10/17/2029	750,000	750,000	749,953
CIFC Funding 2019-III Ltd., 3M LIBOR + 6.800%(c)	8.80	(d)	7/16/2032	750,000	728,020	749,945
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%(c)	8.10	(d)	11/16/2030	500,000	500,000	489,219
Elmwood CLO III Ltd., 3M USD LIBOR + 3.850%(c)	5.75	(d)	10/15/2032	500,000	500,000	501,667
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%(c)	7.50	(d)	1/15/2031	700,000	700,000	650,917
Madison Park Funding XIII Ltd. 2014-13A(c)	Zero Coupon		4/19/2030	500,000	425,987	298,487
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.000%(c)	6.97	(d)	4/20/2030	500,000	500,000	463,814
Madison Park Funding XXVIII Ltd., 3M LIBOR + 7.600%(c)	9.60	(d)	7/15/2030	500,000	495,767	460,410
Magnetite VII Ltd.(c)	Zero Coupon		1/15/2028	2,000,000	1,521,556	1,183,076
Oak Hill Credit Partners X Ltd. 2014-10A(c)	Zero Coupon		12/12/2030	1,000,000	736,443	438,314
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%(c)	8.10	(d)	8/18/2031	850,000	850,000	738,746
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%(c)	7.70	(d)	11/20/2030	500,000	500,000	481,563
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%(c)	7.75	(d)	7/15/2030	1,450,000	1,450,000	1,348,629
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.500%(c)	7.50	(d)	7/17/2031	1,150,000	1,150,000	1,039,286
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%(c)	7.55	(d)	1/17/2031	1,000,000	1,000,000	897,251

Total CDO/CLO				22,325,000	21,646,826	19,762,618

Total Asset-Backed Securities				22,325,000	21,646,826	19,762,618

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans — 40.2%*(e):

Aerospace and Defense — 0.4%*:
TransDigm, Inc., 1M LIBOR + 2.500%	4.30%	5/30/2025	989,924	$967,940	$992,063

Automobile — 1.0%*:
BCA Marketplace plc, 3M GBP LIBOR + 4.750%(b)	5.54	11/13/2026	500,000	621,806	664,373
IAA, Inc., 1M LIBOR + 2.250%	4.06	6/28/2026	438,690	437,660	441,980
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	5.30	4/30/2026	1,135,832	1,127,277	1,137,968

Total Automobile			2,074,522	2,186,743	2,244,321

Beverage, Food and Tobacco — 0.9%*:
Deoleo S.A., EURIBOR + 3.500%(b)	4.50	6/11/2021	500,000	563,095	266,404
IRB Holding Corp., 1M LIBOR + 3.250%	5.22	2/5/2025	1,810,576	1,825,144	1,820,136

Total Beverage, Food and Tobacco			2,310,576	2,388,239	2,086,540

Broadcasting and Entertainment — 3.5%*:
AP NMT Acquisition B.V., EURIBOR + 6.000%(b)	7.00	8/13/2021	385,000	476,537	431,587
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(b)	7.84	8/13/2021	2,162,903	2,139,518	2,167,099
AP NMT Acquisition B.V., 3M LIBOR + 9.000%(b)	11.09	8/13/2022	739,566	730,764	742,953
Clear Channel Outdoor Holdings, Inc., 1M LIBOR + 3.500%	5.30	8/21/2026	557,253	553,855	559,839
CSC Holdings, LLC, 1M LIBOR + 2.250%	3.99	7/17/2025	498,721	497,546	499,001
CSC Holdings, LLC, 3M LIBOR + 2.500%	4.24	4/15/2027	1,276,859	1,276,859	1,281,111
iHeartCommunications, Inc., LIBOR + 4.000%	5.69	5/1/2026	1,290,958	1,293,965	1,300,097
Intelsat Jackson Holdings S.A., 1M LIBOR + 3.750%	5.68	11/27/2023	500,000	494,439	500,445
Terrier Media Buyer, Inc., 3M LIBOR + 4.250%	6.15	12/17/2026	262,560	261,252	265,022

Total Broadcasting and Entertainment			7,673,820	7,724,735	7,747,154

Buildings and Real Estate — 0.4%*:
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.05	5/23/2025	856,973	844,830	849,260

Cargo Transport — 0.2%*:
Boluda Corporacion Maritima S.L., 3M EURIBOR + 3.500%(b)	3.50	7/30/2026	500,000	544,659	564,181

Chemicals, Plastics and Rubber — 1.8%*:
Colouroz Investment 1 GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	1,330,912	1,574,894	1,323,874
Flint Group GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	281,851	334,620	280,360
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	500,000	578,232	533,273
Solenis Holdings LLC, 3M LIBOR + 4.000%	5.91	6/26/2025	244,876	242,942	241,815
Solenis Holdings LLC, 3M LIBOR + 8.500%	10.41	6/26/2024	47,145	45,997	42,352
Starfruit Finco B.V, 1M LIBOR + 3.250%(b)	4.96	10/1/2025	1,495,246	1,495,683	1,494,005

Total Chemicals, Plastics and Rubber			3,900,030	4,272,368	3,915,679

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass — 1.9%*:
Albea Beauty Holdings S.A., 1M LIBOR + 3.000%(b)	4.91%	4/22/2024	203,315	$203,133	$196,899
Berry Global, Inc., LIBOR + 2.500%	4.22	7/1/2026	1,592,773	1,590,218	1,595,433
BWAY Holding Co., 1M LIBOR + 3.250%	5.23	4/3/2024	1,315,823	1,315,466	1,310,073
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	10.40	11/18/2024	500,000	495,416	478,750
Sabert Corp., 3M LIBOR + 4.500%	6.25	12/10/2026	120,196	118,999	121,148
Trident TPI Holdings, Inc., 3M Libor + 3.00%	4.80	10/17/2024	498,728	487,506	483,586

Total Containers, Packaging and Glass			4,230,835	4,210,738	4,185,889

Diversified/Conglomerate Manufacturing — 1.3%*:
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	600,000	667,510	670,685
LSF10 XL Bidco S.C.A., EURIBOR + 4.000%(b)	4.00	10/12/2026	500,000	543,962	552,336
LTI Holdings, Inc., 1M LIBOR + 3.500%	5.30	9/6/2025	750,386	737,808	671,866
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	5.55	7/1/2021	1,193,684	1,129,450	1,071,331

Total Diversified/Conglomerate Manufacturing			3,044,070	3,078,730	2,966,218

Diversified/Conglomerate Service — 4.7%*:
Almonde, Inc., 3M LIBOR + 3.500%(b)	5.70	6/13/2024	1,324,702	1,327,467	1,313,667
EAB (Avatar Purchaser), 1M LIBOR + 3.750%	5.74	11/15/2024	241,461	240,618	241,762
Hyland Software, Inc., 1M LIBOR + 3.250%	5.30	7/1/2024	989,975	980,572	994,311
Innovation Group plc (The), LIBOR + 6.000%(a),(b)	Zero Coupon	4/10/2024	80,595	90,620	90,404
Innovation Group plc (The), LIBOR + 8.000%(a),(b)	Zero Coupon	4/9/2024	192,269	131,865	108,347
Innovation Group plc (The), LIBOR + 6.000%(a),(b)	Zero Coupon	4/10/2024	159,125	178,917	178,490
Kronos, Inc., 3M LIBOR + 3.000%	4.91	11/1/2023	1,999,365	1,982,945	2,008,242
MH Sub I LLC, 3M LIBOR + 3.750%	5.55	9/13/2024	1,492,366	1,472,030	1,494,023
Mitchell International, Inc., 1M LIBOR + 3.250%	5.05	11/29/2024	994,937	938,541	985,147
TMF Group Holding B.V., LIBOR + 6.875%(b)	6.88	5/4/2026	500,000	537,535	391,193
Ultimate Software Group Inc(The), 1M LIBOR + 3.750%	5.55	5/4/2026	246,383	245,824	247,807
Vertafore, Inc., 1M LIBOR + 3.250%	5.05	7/2/2025	1,484,268	1,468,402	1,465,373
Vertafore, Inc., 1M LIBOR + 7.250%	9.05	7/2/2026	879,452	872,265	867,729

Total Diversified/Conglomerate Service			10,584,898	10,467,601	10,386,495

Ecological — 0.3%*:
GFL Environmental Inc., 1M LIBOR + 3.000%(b)	4.80	5/30/2025	131,464	131,237	131,558
PHS Group Ltd., 1M LIBOR + 5.250%(b)	6.25	12/20/2021	467,152	608,139	620,850

Total Ecological			598,616	739,376	752,408

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics — 2.1%*:
Iridium Satellite LLC, 1M LIBOR + 3.750%	5.55%	11/4/2026	213,892	$212,845	$216,433
Omnitracs, Inc., 3M LIBOR + 2.750%	4.68	3/21/2025	1,477,500	1,480,292	1,471,501
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.05	5/30/2025	1,483,734	1,484,981	1,473,660
RP Crown Parent LLC, 1M LIBOR + 2.750%	4.55	10/12/2023	720,999	719,048	725,058
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.32	1/27/2023	823,858	807,735	791,563

Total Electronics			4,719,983	4,704,901	4,678,215

Finance — 0.7%*:
Tempo Acquisition LLC, 1M LIBOR + 3.000%	4.55	5/1/2024	1,491,641	1,494,865	1,499,413

Healthcare, Education and Childcare — 4.9%*:
Advanz Pharma Corp., LIBOR + 5.500%(b)	7.45	9/6/2024	1,803,750	1,785,982	1,681,997
Aenova Holding GmbH, EURIBOR + 4.000%(b)	5.00	9/29/2020	1,000,000	1,173,077	1,064,684
Bausch Health Companies Inc., 1M LIBOR + 3.000%	4.74	6/2/2025	423,809	422,166	425,928
Catalent Pharma Solutions Inc., 1M LIBOR + 2.250%	4.05	5/18/2026	118,927	118,654	119,261
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%	4.30	3/1/2024	1,177,466	1,171,609	1,180,598
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.06	4/29/2024	659,606	661,849	629,924
Financiere Mendel SAS, EURIBOR + 4.750%(b)	4.75	4/13/2026	500,000	553,244	564,636
Grifols, S.A., 1M LIBOR + 2.25%	2.25	11/15/2027	500,000	549,697	565,337
Lifescan Global Corp., 3M LIBOR + 6.000%	8.06	10/1/2024	176,140	171,940	167,259
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.31	6/30/2025	1,188,705	1,189,168	1,173,597
Parexel International Corp., 1M LIBOR + 2.7500%	4.55	9/27/2024	1,327,677	1,319,811	1,300,645
Radiology Partners Holdings, LLC, LIBOR + 4.750%	6.66	7/9/2025	100,103	99,641	100,271
Rodenstock GmbH, LIBOR + 5.250%(b)	5.25	6/5/2026	500,000	556,214	522,409
Tunstall Group Holdings Ltd., 1M LIBOR + 4.500%(b)	7.50	10/16/2020	501,275	588,609	561,931
U.S. Anesthesia Partners, Inc., 3M Libor + 3.00%	4.80	6/23/2024	997,443	999,936	993,702

Total Healthcare, Education and Childcare			10,974,901	11,361,597	11,052,179

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.7%*:
APi Group DE, Inc., 1M LIBOR + 2.500%	4.30	10/1/2026	232,188	231,059	233,832
Hilding Anders International AB, 3M EURIBOR + 5.000%(b)	5.75	11/30/2024	501,230	431,145	466,650
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.25	11/8/2023	1,207,049	1,206,473	774,781

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products (Continued)
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	9.79%	11/8/2024	474,666	$470,316	$139,633

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,415,133	2,338,993	1,614,896

Hotels, Motels, Inns and Gaming — 1.8%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	4.55	12/23/2024	1,484,849	1,475,005	1,486,393
Casper BidCo SAS, EURIBOR + 4.750%(b)	4.75	7/31/2026	500,000	561,435	566,548
Compass IV Ltd., EURIBOR + 4.500%(b)	4.50	4/30/2025	500,000	598,989	560,154
Richmond UK Bidco Ltd., GBP LIBOR + 4.250%(b)	4.95	3/3/2024	550,000	667,515	717,602
Tackle sarl, EURIBOR + 4.000%(b)	4.00	8/14/2024	600,000	665,008	676,136

Total Hotels, Motels, Inns and Gaming			3,634,849	3,967,952	4,006,833

Insurance — 3.3%*:
Alliant Holdings Intermediate LLC, 1M LIBOR + 3.000%	4.80	5/9/2025	1,492,424	1,464,327	1,491,588
AssuredPartners, Inc., 1M LIBOR + 3.500%	5.30	10/22/2024	976,008	979,281	978,204
Asurion LLC, 1M LIBOR + 3.000%	4.80	11/3/2023	1,492,154	1,493,531	1,499,884
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	10.41	10/31/2025	464,527	455,500	429,688
Hub International Ltd., 3M LIBOR + 2.75%	2.00	4/25/2025	1,988,469	1,975,333	1,985,844
Sedgwick Claims Management Services, Inc., 1M LIBOR + 3.250%	5.05	12/31/2025	990,000	970,674	989,693

Total Insurance			7,403,582	7,338,646	7,374,901

Leisure, Amusement, Entertainment — 2.0%*:
Crown Finance US, Inc., 1M LIBOR + 2.500%	4.05	2/28/2025	1,234,891	1,209,972	1,233,200
Dorna Sports, S.L., 1M LIBOR + 3.000%(b)	4.92	5/3/2024	400,000	400,000	393,500
Eldorado Resorts LLC, LIBOR + 2.250%	4.05	4/17/2024	446,230	443,264	445,811
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	6.30	7/3/2026	893,847	886,524	888,260
Playtika Holding Corp., 1M LIBOR + 6.000%	7.80	12/10/2024	1,000,000	980,219	1,009,500
Vue International Bidco PLC, LIBOR + 4.750%(b)	4.75	7/3/2026	500,000	558,817	564,529

Total Leisure, Amusement, Entertainment			4,474,968	4,478,796	4,534,800

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
Alison Bidco S.a.r.l., 3M LIBOR + 4.500%	6.43	8/29/2021	318,238	309,274	299,144
Alison Bidco Sarl, 1M LIBOR + 4.500%(b)	6.43	8/29/2021	318,237	309,274	299,143
Apex Tool Group, LLC, 1M LIBOR + 5.500%	7.30	8/1/2024	178,844	175,600	176,022
Titan Acquisition Ltd., 1M LIBOR + 3.000%(b)	4.80	3/28/2025	1,473,750	1,475,148	1,447,429

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			2,289,069	2,269,296	2,221,738

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube, LLC, 3M LIBOR + 5.000%(a)	6.80%	10/31/2021	124,368	$124,368	$124,368

Oil and Gas — 1.1%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.18	4/11/2022	649,368	606,006	540,417
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.18	4/11/2023	885,631	471,470	491,525
Gulf Finance LLC, 3M LIBOR + 5.250%	7.04	8/25/2023	1,278,210	1,222,312	997,003
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%(b)	8.55	2/28/2023	492,500	490,848	331,428
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	7.94	2/21/2021	233,819	211,633	116,398

Total Oil and Gas			3,539,528	3,002,269	2,476,771

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Coty Inc., 1M LIBOR + 2.250%	3.96	4/7/2025	1,184,963	1,144,279	1,159,284

Personal Transportation — 0.2%*:
Kestrel Bidco, Inc., 1M LIBOR + 3.000%	4.72	12/11/2026	408,263	406,237	411,545

Printing and Publishing — 0.0%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	8.04	11/22/2024	111,916	107,506	111,169

Retail Stores — 2.0%*:
Bass Pro Group, LLC, 1M LIBOR + 5.000%	6.80	9/25/2024	989,873	984,581	986,161
EG America LLC, 3M LIBOR + 4.000%(b)	5.96	2/7/2025	361,234	359,876	359,204
EG Group Ltd., EURIBOR + 4.000%(b)	4.00	2/6/2025	492,094	588,829	546,694
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	4.30	8/18/2023	1,000,000	1,000,000	995,350
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.25	8/12/2022	500,000	527,002	459,897
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.50	8/12/2022	500,001	524,020	469,365
Thom Europe S.A.S, EURIBOR + 4.250%(b)	4.25	8/7/2024	500,000	577,023	561,691

Total Retail Stores			4,343,202	4,561,331	4,378,362

Telecommunications — 2.5%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.05	10/2/2025	992,481	964,722	980,234
CommScope, Inc., 1M LIBOR + 3.250%	5.05	4/6/2026	997,500	997,500	1,002,797
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,086,146	1,248,558	1,164,273
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.06	11/21/2024	282,073	276,517	270,084
Masmovil Holdphone SA, LIBOR + 3.250%(b)	2.63	5/7/2026	499,999	557,810	560,676
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	6.85	3/9/2023	196,577	195,320	182,710
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	10.85	3/11/2024	153,729	152,115	113,760
Virgin Media Bristol LLC, 1M LIBOR + 2.500%(b)	4.24	1/31/2028	217,394	216,862	218,617
Virgin Media SFA Finance Ltd., LIBOR — GBP + 3.250%(b)	3.96	11/15/2027	750,000	1,062,563	993,947

Total Telecommunications			5,175,899	5,671,967	5,487,098

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Utilities — 0.9%*:
Calpine Corp., LIBOR + 2.500%	4.20%	1/15/2024	1,471,801	$1,468,153	$1,478,468
EFS Cogen Holdings I LLC, 3M LIBOR + 3.250%	5.16	6/28/2023	433,452	433,321	434,536

Total Utilities			1,905,253	1,901,474	1,913,004

Total Bank Loans			90,961,782	92,300,436	89,734,784

Corporate Bonds — 41.9%**:

Aerospace and Defense — 2.8%*:
Global Aircraft Leasing Co. Ltd.(c)	6.50	9/15/2024	2,000,000	2,000,000	2,086,900
TransDigm, Inc.(c)	5.50	11/15/2027	1,228,000	1,228,000	1,241,790
TransDigm, Inc.(c)	6.25	3/15/2026	954,000	954,000	1,032,810
Triumph Group, Inc.	5.25	6/1/2022	875,000	873,286	870,625
Triumph Group, Inc.(c)	6.25	9/15/2024	308,000	308,000	323,785
Triumph Group, Inc.	7.75	8/15/2025	750,000	793,367	782,025

Total Aerospace and Defense			6,115,000	6,156,653	6,337,935

Automobile — 1.7%*:
AA Bond Co. Ltd.(b)	5.50	7/31/2022	1,300,000	1,654,221	1,467,988
Garrett LX I Sarl/Garrett Borrowing LLC(b)	5.13	10/15/2026	500,000	521,147	566,481
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(c)	8.50	5/15/2027	1,000,000	1,035,769	1,062,500
RAC Bond Co. PLC(b)	5.00	11/6/2022	600,000	796,747	707,314

Total Automobile			3,400,000	4,007,884	3,804,283

Banking — 1.1%*:
Banco Daycoval SA(b)	4.25	12/13/2024	497,000	494,263	505,698
Nova Ljubljanska Banka dd(b)	3.65	11/19/2029	700,000	770,700	796,088
Sovcombank PJSC(b)	8.00	4/7/2030	1,070,000	1,070,000	1,106,797

Total Banking			2,267,000	2,334,963	2,408,583

Beverage, Food and Tobacco — 2.5%*:
Boparan Finance PLC(b)	4.38	7/15/2021	250,000	233,968	203,847
Boparan Finance PLC(b)	5.50	7/15/2021	1,300,000	1,733,309	1,253,395
JBS USA LUX SA/JBS USA Finance, Inc.(c)	5.75	6/15/2025	344,000	349,450	356,040
JBS USA LUX SA/JBS USA Finance, Inc.(c)	5.88	7/15/2024	651,000	662,131	669,879
JBS USA LUX SA/JBS USA Finance, Inc.(c)	6.75	2/15/2028	500,000	500,000	552,505
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c)	5.50	1/15/2030	586,000	585,435	629,423
NBM US Holdings, Inc.(b)	7.00	5/14/2026	750,000	783,172	812,257
Sunshine Mid BV(b)	6.50	5/15/2026	850,000	1,013,317	1,019,629

Total Beverage, Food and Tobacco			5,231,000	5,860,782	5,496,975

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment — 1.7%*:
CSC Holdings LLC(c)	5.75%		1/15/2030	455,000	$472,882	$485,713
CSC Holdings LLC(c)	7.50		4/1/2028	386,000	386,000	436,180
Netflix, Inc.	3.63		6/15/2030	500,000	556,600	576,273
Netflix, Inc.(c)	4.88		6/15/2030	319,000	319,000	323,984
Tele Columbus AG(b)	3.88		5/2/2025	900,000	962,487	984,494
Telecom Argentina SA(b)	8.00		7/18/2026	305,000	301,201	292,803
Terrier Media Buyer, Inc.(c)	8.88		12/15/2027	376,000	376,000	397,620
VTR Finance BV(b),(c)	6.88		1/15/2024	224,000	220,440	229,040

Total Broadcasting and Entertainment				3,465,000	3,594,610	3,726,107

Buildings and Real Estate — 1.9%*:
Kaisa Group Holdings Ltd.(b)	10.88		7/23/2023	1,000,000	996,399	1,004,884
Mattamy Group Corp.(b),(c)	6.50		10/1/2025	521,000	547,623	556,168
Powerlong Real Estate Holdings Ltd.(b)	6.95		7/23/2023	1,445,000	1,431,610	1,441,884
Ukraine Railways Via Shortline PLC(b)	9.88		9/15/2021	200,000	205,008	207,500
Yuzhou Properties Co. Ltd.(b)	8.50		2/26/2024	1,000,000	1,024,043	1,039,375

Total Buildings and Real Estate				4,166,000	4,204,683	4,249,811

Cargo Transport — 1.0%*:
Kenan Advantage Group, Inc.(c)	7.88		7/31/2023	1,367,000	1,367,000	1,336,817
Mersin Uluslararasi Liman Isletmeciligi AS(b)	5.38		11/15/2024	445,000	443,591	457,410
XPO Logistics, Inc.(c)	6.13		9/1/2023	520,000	515,347	536,796

Total Cargo Transport				2,332,000	2,325,938	2,331,023

Chemicals, Plastics and Rubber — 0.9%*:
Braskem Idesa SAPI(b)	7.45		11/15/2029	1,000,000	996,610	1,062,500
Consolidated Energy Finance SA(c)	6.88		6/15/2025	874,000	892,550	834,670
Pinnacle Operating Corp.(c)	9.00		5/15/2023	453,953	517,459	167,963

Total Chemicals, Plastics and Rubber				2,327,953	2,406,619	2,065,133

Containers, Packaging and Glass — 0.5%*:
Mauser Packaging Solutions Holding Co.	4.75		4/15/2024	950,000	1,094,825	1,102,698

Diversified/Conglomerate Manufacturing — 0.5%*:
Amsted Industries, Inc.(c)	4.63		5/15/2030	422,000	422,000	425,051
Appvion ESC, 3M EURIBOR + 4.125%(a)	9.00	(d)	6/1/2020	500,000	501,298	–
Fabric BC SpA, 3M EURIBOR + 4.125%(b)	4.13	(d)	11/30/2024	150,000	170,844	168,390
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	300,000	313,157	316,319
Trivium Packaging Finance BV(b),(c)	8.50		8/15/2027	200,000	200,000	222,500

Total Diversified/Conglomerate Manufacturing				1,572,000	1,607,299	1,132,260

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 2.3%*:
Algeco Global Finance PLC(b)	6.50%		2/15/2023	950,000	$1,119,950	$1,062,951
Carlson Travel, Inc.(c)	6.75		12/15/2023	1,337,000	1,352,488	1,363,740
EIG Investors Corp.	10.88		2/1/2024	396,000	416,717	395,010
Verisure Midholding AB(b)	5.75		12/1/2023	2,050,000	2,400,521	2,365,595

Total Diversified/Conglomerate Service				4,733,000	5,289,676	5,187,296

Electronics — 1.7%*:
TIBCO Software, Inc.(c)	11.38		12/1/2021	1,881,000	1,976,707	1,949,280
Veritas US, Inc./Veritas Bermuda Ltd.(c)	7.50		2/1/2023	544,000	566,588	542,640
Veritas US, Inc./Veritas Bermuda Ltd.(c)	10.50		2/1/2024	1,419,000	1,452,192	1,312,575

Total Electronics				3,844,000	3,995,487	3,804,495

Finance — 3.9%*:
Alliance Data Systems Corp.(c)	4.75		12/15/2024	1,500,000	1,501,868	1,496,250
Cabot Financial Luxembourg SA(b)	7.50		10/1/2023	650,000	896,957	893,380
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%(b)	4.50	(d)	9/1/2023	200,000	214,689	203,028
Garfunkelux Holdco 3 S.A.(b)	8.50		11/1/2022	1,100,000	1,360,494	1,435,568
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)	4.75		9/15/2024	500,000	500,000	513,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		2/1/2024	1,162,000	1,162,000	1,205,575
Jerrold Finco PLC(b)	6.13		1/15/2024	650,000	822,788	889,618
Muthoot Finance Ltd.(b)	6.13		10/31/2022	685,000	685,000	711,829
Petra Diamonds US Treasury PLC(b)	7.25		5/1/2022	500,000	492,572	315,625
Springleaf Finance Corp.	5.38		11/15/2029	438,000	438,000	457,184
Wanda Properties Overseas Ltd.(b)	6.95		12/5/2022	595,000	588,456	592,754

Total Finance				7,980,000	8,662,824	8,714,561

Healthcare, Education and Childcare — 4.3%*:
Advanz Pharma Corp.(b)	8.00		9/6/2024	500,000	476,591	472,500
Bausch Health Americas., Inc.(c)	8.50		1/31/2027	415,000	421,594	472,602
Bausch Health Cos., Inc.(c)	6.13		4/15/2025	1,232,000	1,080,480	1,272,939
Bausch Health Cos., Inc.(c)	9.00		12/15/2025	165,000	163,146	187,638
Bausch Health Cos., Inc.(c)	5.00		1/30/2028	204,000	204,000	209,384
Bausch Health Cos., Inc.(c)	5.25		1/30/2030	200,000	200,000	207,400
Centene Corp.(c)	4.25		12/15/2027	285,000	282,624	293,194
Centene Corp.(c)	4.63		12/15/2029	605,000	617,587	636,067
Cream Tech(b)	5.25		12/15/2025	650,000	760,785	761,218
Envision Healthcare Corp.(c)	8.75		10/15/2026	1,492,000	1,433,586	925,040
Nidda BondCo GmbH(b)	7.25		9/30/2025	500,000	589,424	601,231
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(c)	6.63		5/15/2022	1,185,000	1,141,631	1,177,594
Par Pharmaceutical, Inc.(c)	7.50		4/1/2027	708,000	708,000	704,460
Rossini Sarl(b)	6.75		10/30/2025	300,000	349,421	374,367

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Synlab Unsecured Bondco PLC(b)	8.25%		7/1/2023	750,000	$923,399	$881,235
Unilabs Subholding AB(b)	5.75		5/15/2025	400,000	478,959	464,186

Total Healthcare, Education and Childcare				9,591,000	9,831,227	9,641,055

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.4%*:
LSF9 Balta Issuer Sarl(b)	7.75		9/15/2022	769,500	927,337	819,128

Hotels, Motels, Inns and Gaming — 0.6%*:
ESH Hospitality, Inc.(c)	4.63		10/1/2027	396,000	396,000	400,950
TVL Finance PLC, 3M GBP LIBOR + 5.375%(b)	6.16	(d)	7/15/2025	500,000	632,095	664,783
Wynn Macau Ltd.(b),(c)	5.13		12/15/2029	270,000	270,000	275,538

Total Hotels, Motels, Inns and Gaming				1,166,000	1,298,095	1,341,271

Insurance — 0.3%*:
Acrisure LLC/Acrisure Finance, Inc.(c)	7.00		11/15/2025	500,000	481,471	482,500
Acrisure LLC/Acrisure Finance, Inc.(c)	8.13		2/15/2024	105,000	105,000	114,188

Total Insurance				605,000	586,471	596,688

Leisure, Amusement, Entertainment — 0.8%*:
AMC Entertainment Holdings, Inc.	6.38		11/15/2024	1,300,000	1,683,966	1,690,295
Motion Bondco DAC(b)	4.50		11/15/2027	100,000	110,755	117,723

Total Leisure, Amusement, Entertainment				1,400,000	1,794,721	1,808,018

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.7%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(c)	9.00		2/15/2023	578,000	575,593	518,755
Briggs & Stratton Corp.	6.88		12/15/2020	514,000	505,199	508,860
Novafives SAS(b)	5.00		6/15/2025	550,000	592,393	550,614

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				1,642,000	1,673,185	1,578,229

Mining, Steel, Iron and Non-Precious Metals — 2.5%*:
First Quantum Minerals Ltd.(b),(c)	6.50		3/1/2024	1,606,000	1,560,079	1,610,015
First Quantum Minerals Ltd.(b),(c)	7.00		2/15/2021	268,000	268,976	268,670
First Quantum Minerals Ltd.(b),(c)	7.50		4/1/2025	859,000	828,917	878,327
Metinvest BV(b)	8.50		4/23/2026	200,000	213,569	215,248
Northwest Acquisitions ULC/Dominion Finco, Inc.(b),(c)	7.13		11/1/2022	1,500,000	1,524,733	1,125,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.(c)	7.50		6/15/2025	608,000	601,304	584,695
Warrior Met Coal, Inc.(c)	8.00		11/1/2024	840,000	850,264	852,600

Total Mining, Steel, Iron and Non-Precious Metals				5,881,000	5,847,842	5,534,555

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 2.7%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63%		1/15/2022	683,000	$662,600	$683,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.(c)	11.00		4/15/2025	500,000	500,000	543,750
Hilcorp Energy I LP/Hilcorp Finance Co.(c)	6.25		11/1/2028	1,000,000	1,000,000	950,000
Jonah Energy LLC/Jonah Energy Finance Corp.(c)	7.25		10/15/2025	891,000	875,875	262,845
KCA Deutag UK Finance PLC(b),(c)	9.63		4/1/2023	250,000	250,000	170,000
KCA Deutag UK Finance PLC(b),(c)	9.88		4/1/2022	600,000	614,597	408,000
MV24 Capital BV(b)	6.75		6/1/2034	899,287	899,287	949,916
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	1,022,000	1,052,439	1,090,985
YPF Energia Electrica SA(b)	10.00		7/25/2026	1,075,000	1,062,380	920,469

Total Oil and Gas				6,920,287	6,917,178	5,978,965

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%(b)	6.50	(d)	7/31/2023	250,000	290,454	215,932

Personal, Food and Miscellaneous — 0.2%*:
Walnut Bidco PLC(b)	6.75		8/1/2024	397,000	441,643	475,240

Retail Stores — 1.0%*:
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)	5.88		2/15/2028	259,000	259,000	275,187
Arabian Centres Sukuk Ltd.(b)	5.38		11/26/2024	500,000	500,000	511,250
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%(b)	6.53	(d)	9/15/2020	150,000	217,106	4,967
Takko Luxembourg 2 SCA(b)	5.38		11/15/2023	550,000	619,916	605,312
Travelex Financing PLC(b)	8.00		5/15/2022	750,000	846,637	860,204

Total Retail Stores				2,209,000	2,442,659	2,256,920

Telecommunications — 4.3%*:
Altice Finco S.A.(b)	9.00		6/15/2023	500,000	591,340	581,102
C&W Senior Financing DAC(b)	6.88		9/15/2027	750,000	776,037	801,998
CenturyLink, Inc.(c)	5.13		12/15/2026	540,000	540,000	549,520
CommScope Finance LLC(c)	8.25		3/1/2027	500,000	476,686	526,250
CommScope, Inc.(c)	5.50		3/1/2024	290,000	290,000	302,325
DKT Finance ApS(b)	7.00		6/17/2023	1,025,000	1,206,321	1,216,874
Hughes Satellite Systems Corp.	5.25		8/1/2026	1,000,000	1,054,309	1,097,500
IHS Netherlands Holdco BV(b)	8.00		9/18/2027	750,000	750,000	793,125
Sprint Capital Corp.	6.88		11/15/2028	800,000	785,030	862,000
Sprint Capital Corp.	8.75		3/15/2032	500,000	612,361	606,875
Sprint Corp.	7.63		3/1/2026	1,250,000	1,287,900	1,378,500
Telecom Italia SpA/Milano(b)	3.63		5/25/2026	650,000	742,058	805,582

Total Telecommunications				8,555,000	9,112,042	9,521,651

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 1.5%*:
Calpine Corp.(c)	4.50%	2/15/2028	636,000	$636,000	$641,641
Mong Duong Finance Holdings BV(b)	5.13	5/7/2029	635,000	635,000	649,861
Techem Verwaltungsgesellschaft 674 mbH(b)	6.00	7/30/2026	1,000,000	1,142,604	1,210,034
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75	9/15/2024	600,000	801,983	806,419

Total Utilities			2,871,000	3,215,587	3,307,955

Total Corporate Bonds			90,639,740	95,920,684	93,436,767

Total Fixed Income			203,926,522	209,867,946	202,934,169

Total Investments			223,659,156	211,664,826	204,054,549

Other assets and liabilities — 8.5%*					18,970,401

Net Assets — 100.0%					$223,024,950

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	62.7%
United Kingdom	8.8%
Germany	5.5%
Netherlands	3.4%
China	2.0%
France	2.0%
Canada	1.9%
Ireland	1.7%
Sweden	1.4%
Zambia	1.3%
Brazil	1.1%
Spain	1.0%
Other (Individually less than 1%)	7.2%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

(e)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/14/20	Bank of America N.A.	EUR	3,130,026	$3,513,355	$3,469,630	$43,725
1/14/20	Bank of America N.A.	GBP	1,752,108	2,321,581	2,288,786	32,795

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$76,520

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/14/20	JPMorgan Chase Bank N.A.	EUR	36,240,481	$40,678,778	$40,149,582	$(529,196)
1/14/20	Bank of America N.A.	EUR	641,870	720,479	713,694	(6,785)
1/14/20	Credit Suisse International	EUR	200,762	225,349	223,544	(1,805)
1/14/20	Barclays Bank plc	GBP	11,511,396	15,252,846	15,118,216	(134,630)
1/14/20	Bank of America N.A.	GBP	202,260	267,999	261,467	(6,532)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(678,948)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.8%*:

Asset-Backed Securities — 43.2%*:

CDO/CLO — 6.2%*:
Ares XXXIV CLO Ltd., 3M USD LIBOR + 1.500%(a)	3.43	(b)%	7/29/2026	1,500,000	$1,498,632	$1,495,101
Avant Loans Funding Trust 2019-A(a)	3.48		7/15/2022	1,094,178	1,094,124	1,098,598
Bain Capital Credit CLO Ltd. 2016-2, 3M USD LIBOR + 1.800%(a)	3.80	(b)	1/15/2029	1,500,000	1,500,000	1,501,412
Benefit Street Partners CLO X Ltd., 3M USD LIBOR + 1.750%(a)	3.75	(b)	1/15/2029	2,200,000	2,200,000	2,196,058
BlueMountain CLO 2013-1 Ltd., 3M USD LIBOR + 1.230%(a)	3.20	(b)	1/20/2029	2,500,000	2,500,000	2,500,122
Castlelake Aircraft Securitization Trust 2018-1(a)	4.13		6/15/2043	2,089,094	2,090,181	2,123,629
CBAM 2017-3 Ltd.(a)	3.70		10/17/2029	1,500,000	1,494,390	1,493,927
CBAM 2018-6 Ltd., 3M USD LIBOR + 1.270%(a)	3.16	(b)	1/15/2031	2,500,000	2,500,000	2,499,837
CIFC Funding 2015-IV Ltd.(a)	3.82		10/20/2027	1,900,000	1,897,550	1,902,500
CIFC Funding 2017-III Ltd., 3M USD LIBOR + 1.220%(a)	3.19	(b)	7/20/2030	1,500,000	1,499,263	1,497,026
Denali Capital CLO Ltd. 2013 1A A1LR, 3M USD LIBOR + 1.050%(a)	2.99	(b)	10/26/2027	2,420,000	2,420,000	2,420,024
Elmwood CLO II Ltd., 3M USD LIBOR + 1.450%(a)	3.42	(b)	4/20/2031	1,650,000	1,650,000	1,655,310
FCI Funding 2019-1 LLC(a)	3.63		2/18/2031	536,051	535,964	538,323
Galaxy XX CLO Ltd., 3M USD LIBOR + 1.000%(a)	2.97	(b)	4/20/2031	1,200,000	1,200,000	1,188,206
Hertz Vehicle Financing LLC 2018-3(a)	4.37		7/25/2024	620,000	621,202	646,296
Kestrel Aircraft Funding Ltd.(a),(c)	4.25		12/15/2038	3,615,067	3,683,883	3,674,038
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%(a)	3.09	(b)	6/15/2036	2,380,000	2,380,000	2,379,993
LCM Ltd. Partnership 07/27, 3M USD LIBOR + 1.750%(a)	3.75	(b)	7/15/2027	2,000,000	2,000,000	2,000,150
Madison Park Funding Ltd., 3M USD LIBOR + 1.750%(a)	3.70	(b)	1/22/2028	1,500,000	1,500,000	1,495,251
Madison Park Funding XXIII Ltd., 3M USD LIBOR + 1.700%(a)	3.64	(b)	7/27/2030	1,825,000	1,823,696	1,825,091
Madison Park Funding XXVI Ltd., 3M USD LIBOR + 1.200% (a)	3.13	(b)	7/29/2030	2,000,000	1,997,175	2,000,084
Magnetite XVIII Ltd., 3M USD LIBOR + 1.080%(a)	2.99	(b)	11/15/2028	355,000	353,781	354,657
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%(a)	3.25	(b)	1/15/2028	2,600,000	2,589,264	2,575,212
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%(a)	3.45	(b)	4/17/2027	900,000	900,000	900,284

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Palmer Square CLO 2015-1 Ltd., 3M USD LIBOR + 1.650%(a)	3.54	(b)%	5/21/2029	700,000	$700,000	$700,369
Recette Clo Ltd., 3M USD LIBOR + 1.700%(a)	3.67	(b)	10/20/2027	1,034,000	1,030,939	1,034,026
Riserva Clo Ltd., 3M USD LIBOR + 1.700%(a)	3.70	(b)	10/18/2028	2,750,000	2,750,000	2,748,702
Rockford Tower CLO Ltd. 2017-3, 3M USD LIBOR + 1.190%(a)	3.16	(b)	10/20/2030	1,250,000	1,250,000	1,247,851
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%(a)	3.09	(b)	1/15/2030	1,625,000	1,619,335	1,611,202
RR 6 Ltd.(a)	3.92		4/15/2030	1,750,000	1,750,520	1,750,691
Salem Fields CLO Ltd. 2016-2, 3M USD LIBOR + 1.150%(a)	3.09	(b)	10/25/2028	2,000,000	1,997,592	1,988,876
Securitized Equipment Receivables	3.76		10/11/2024	550,000	549,990	550,556
Securitized Equipment Receivables	4.20		10/11/2024	610,000	609,969	611,841
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%(a)	3.04	(b)	10/20/2028	1,170,000	1,170,000	1,170,167

Total CDO/CLO				55,323,390	55,357,450	55,375,410

Other Asset-Backed Securities — 37.0%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%(a)	1.94	(b)	9/15/2041	105,280	102,517	102,456
AASET 2017-1 Trust(a)	3.97		5/16/2042	788,613	789,246	795,074
AASET US Ltd. 2018-2 A(a)	4.45		11/18/2038	1,740,698	1,751,695	1,774,098
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	3.29	(b)	7/25/2058	100,000	86,743	94,297
AccessLex Institute 2002-A A2, 28 Day ARS	3.06	(b)	9/25/2037	500,000	487,818	489,496
AccessLex Institute 2004-A A3	3.27		7/1/2039	650,000	638,589	640,106
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	1,140,975	1,155,705	1,183,919
American Credit Acceptance Receivables Trust 2017-4 C(a)	2.94		1/10/2024	828,743	828,723	829,802
American Credit Acceptance Receivables Trust 2019-1(a)	3.50		4/14/2025	2,650,000	2,649,571	2,686,304
AmeriCredit Automobile Receivables Trust 2019-3	2.58		9/18/2025	2,120,000	2,119,614	2,113,197
Arbys Funding LLC 2015-1A A2(a)	4.97		10/30/2045	76,800	76,800	78,754
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	2.69	(b)	10/25/2034	211,627	194,260	210,610
ARI Fleet Lease Trust 2016-A A3(a)	2.11		7/15/2024	51,955	51,949	51,994
Ascentium Equipment Receivables 2019-2(a)	3.78		5/10/2027	2,647,000	2,646,200	2,628,525
Ascentium Equipment Receivables Trust 2018-2 B(a)	3.76		5/10/2024	1,418,000	1,417,979	1,461,302
Ascentium Equipment Receivables Trust 2018-2 B(a)	5.18		7/10/2026	2,723,000	2,732,436	2,813,642
Ascentium Equipment Receivables Trust 2019-1(a)	3.47		5/12/2025	683,000	682,797	693,747

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Ascentium Equipment Receivables Trust 2019-1(a)	4.31%		4/12/2027	430,000	$438,319	$440,176
Avis Budget Rental Car Funding AESOP LLC(a)	3.55		9/22/2025	3,234,000	3,233,368	3,332,672
Avis Budget Rental Car Funding AESOP LLC(a)	3.70		3/20/2023	344,000	343,990	351,004
Avis Budget Rental Car Funding AESOP LLC(a)	4.15		9/20/2023	1,200,000	1,228,820	1,225,931
Avis Budget Rental Car Funding AESOP LLC(a)	4.53		3/20/2023	738,000	739,022	755,415
Avis Budget Rental Car Funding AESOP LLC(a)	4.73		9/20/2024	2,080,000	2,184,309	2,174,992
Bank of The West Auto Trust 2019-1(a)	2.90		4/15/2025	1,062,000	1,061,709	1,070,495
BRE Grand Islander Timeshare Issuer LLC 2017-1A A(a)	2.94		5/25/2029	152,915	152,884	153,017
BRE Grand Islander Timeshare Issuer LLC 2017-1A B(a)	3.24		5/25/2029	125,930	125,915	126,153
BRE Grand Islander Timeshare Issuer LLC 2019-A(a)	3.78		9/26/2033	1,186,209	1,186,168	1,210,661
CAL Funding III Ltd.(a)	4.34		9/25/2043	507,500	507,445	515,629
Canadian Pacer Auto Receivables Trust 2018-2(a),(c)	3.63		1/19/2024	470,000	469,982	480,322
Capital Automotive LLC 2017-1A A1(a)	3.87		4/15/2047	293,228	293,147	294,667
Carmax Auto Owner Trust 2019-2	3.41		10/15/2025	615,000	614,966	625,095
Carmax Auto Owner Trust 2019-4	2.80		4/15/2026	2,159,000	2,158,713	2,144,988
Carvana Auto Receivables Trust 2019-4(a)	3.07		7/15/2025	3,547,000	3,546,952	3,539,805
Castlelake Aircraft Securitization Trust 2019-1A(a)	3.97		4/15/2039	882,955	882,955	891,343
Castlelake Aircraft Securitization Trust 2019-1A(a)	5.10		4/15/2039	893,299	902,069	900,474
Cazenovia Creek Funding I LLC 2015-1A A(a)	2.00		12/10/2023	254	252	253
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	2.04	(b)	6/25/2036	51,931	50,853	51,702
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	2.18	(b)	6/28/2040	648,935	614,475	582,567
CLI Funding V LLC(a)	3.38		10/18/2029	1,922,429	1,916,592	1,919,813
CLI Funding V LLC 2013-1A(a)	2.83		3/18/2028	1,621,800	1,594,265	1,612,626
CLI Funding V LLC 2013-2A(a)	3.22		6/18/2028	691,925	685,549	691,214
CLI Funding V LLC 2014-1A A(a)	3.29		6/18/2029	4,355,266	4,356,677	4,361,508
CLI Funding VI LLC(a)	3.71		5/18/2044	1,057,879	1,057,879	1,060,465
CLI Funding VI LLC 2017-1A A(a)	3.62		5/18/2042	1,447,066	1,449,910	1,438,306
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	3.44	(b)	11/26/2046	999,306	1,000,540	1,003,651
College Avenue Student Loans LLC(a)	3.81		12/28/2048	1,351,000	1,350,874	1,352,080
College Avenue Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%(a)	2.99	(b)	12/26/2047	945,476	945,476	939,996
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.48	(b)	1/15/2037	145,823	130,027	133,444
Commonbond Student Loan Trust 2016-B A1(a)	2.73		10/25/2040	905,185	908,637	911,811

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Commonbond Student Loan Trust 2017-A-GS(a)	3.47%		5/25/2041	1,213,010	$1,196,511	$1,226,113
Commonbond Student Loan Trust 2017-A-GS(a)	5.28		5/25/2041	162,010	161,991	168,735
Commonbond Student Loan Trust 2018-A-GS(a)	3.82		2/25/2044	198,402	198,359	202,562
Commonbond Student Loan Trust 2018-BGS(a)	4.12		9/25/2045	195,406	195,381	200,503
Commonbond Student Loan Trust 2018-C-GS(a)	4.35		2/25/2046	222,272	222,251	224,176
Commonbond Student Loan Trust 2019-A-GS(a)	3.04		1/25/2047	2,489,000	2,488,372	2,472,341
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	32,783	31,507	31,758
DB Master Finance LLC(a)	3.79		5/20/2049	942,265	942,265	953,338
DB Master Finance LLC(a)	4.02		5/20/2049	1,113,405	1,113,405	1,135,363
DB Master Finance LLC(a)	4.03		11/20/2047	980,000	947,939	1,004,088
Diamond Resorts Owner Trust 2016-1 A(a)	3.08		11/20/2028	257,955	257,955	258,925
Diamond Resorts Owner Trust 2018-1(a)	3.70		1/21/2031	362,163	362,163	370,531
Diamond Resorts Owner Trust 2019-1(a)	2.89		2/20/2032	1,882,904	1,882,659	1,880,873
Domino’s Pizza Master Issuer LLC(a)	4.12		7/25/2048	651,750	651,750	666,466
Domino’s Pizza Master Issuer LLC 2017-1 A(a)	3.08		7/25/2047	3,630,900	3,565,503	3,633,047
DRB Prime Student Loan Trust 2016-R A2(a)	3.07		10/25/2044	1,249,259	1,247,064	1,243,731
Drive Auto Receivables Trust	3.66		11/15/2024	450,000	449,936	454,229
Drive Auto Receivables Trust 2019-1	3.78		4/15/2025	2,625,000	2,624,833	2,668,189
Drive Auto Receivables Trust 2019-4	2.70		2/16/2027	1,983,000	1,982,953	1,977,839
DT Auto Owner Trust 2019-1(a)	3.61		11/15/2024	1,460,000	1,459,869	1,484,608
Earnest Student Loan Program 2017-A LLC(a)	3.59		1/25/2041	861,269	860,639	870,333
Earnest Student Loan Program LLC 2016-C A2(a)	2.68		7/25/2035	148,804	148,049	149,064
Earnest Student Loan Program LLC 2016-D A2(a)	2.72		1/25/2041	162,517	162,471	162,344
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%(a)	3.14	(b)	7/26/2066	375,376	375,376	377,277
ECMC Group Student Loan Trust 2017-1A A, 1M USD LIBOR + 1.200%(a)	2.99	(b)	12/27/2066	2,457,485	2,459,644	2,457,482
ECMC Group Student Loan Trust 2018-1, 1M USD LIBOR + 0.750%(a)	2.54	(b)	2/27/2068	1,224,061	1,224,061	1,201,131
ECMC Group Student Loan Trust 2018-2, 1M USD LIBOR + 0.800%(a)	2.59	(b)	9/25/2068	866,408	865,849	851,333
EdLinc Student Loan Funding Trust 2017-A A, Prime — 1.150%(a)	4.35	(b)	12/1/2047	1,223,524	1,215,322	1,206,400

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Educational Funding of the South, Inc., 3M USD LIBOR + 0.650%	2.59	(b)%	4/25/2035	1,162,033	$1,156,206	$1,150,744
EDvestinU Private Education Loan Issue No 1 LLC(a)	3.58		11/25/2038	1,778,832	1,778,529	1,840,955
Elara HGV Timeshare Issuer 2016-A LLC(a)	3.22		4/25/2028	632,109	626,515	630,380
Elara HGV Timeshare Issuer LLC 2014-A B(a)	3.02	(d)	2/25/2027	11,708	11,636	11,712
Elara HGV Timeshare Issuer LLC 2016-A A(a)	2.73		4/25/2028	916,724	901,767	916,713
Elara HGV Timeshare Issuer LLC 2017-A(a)	2.96		3/25/2030	1,473,191	1,462,578	1,466,295
Elara HGV Timeshare Issuer LLC 2017-A A(a)	2.69		3/25/2030	264,675	264,655	265,298
Elara HGV Timeshare Issuer LLC 2019-A(a)	3.45		1/25/2034	2,924,924	2,924,222	2,911,443
ELFI Graduate Loan Program LLC 2018-A, 1M USD LIBOR + 0.750%(a)	2.54	(b)	8/25/2042	1,331,494	1,331,005	1,327,159
ELFI Graduate Loan Program LLC 2018-A(a)	4.00		8/25/2042	460,000	451,329	472,826
Exeter Automobile Receivables Eart 2019 1A(a)	4.13		12/16/2024	7,435,000	7,736,729	7,678,106
Exeter Automobile Receivables Trust 2019-1A B(a)	3.45		2/15/2023	935,000	934,974	942,305
Exeter Automobile Receivables Trust 2019-3(a)	3.11		8/15/2025	1,545,000	1,544,683	1,555,382
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	3.37	(b)	1/25/2035	128,064	128,575	128,393
First Investors Auto Owner Trust 2017-3A B(a)	2.72		4/17/2023	560,000	559,974	562,745
Flagship Credit Auto Trust 2017-4(a)	3.58		1/15/2024	3,500,000	3,579,791	3,567,394
Flagship Credit Auto Trust 2017-4 C(a)	2.92		11/15/2023	1,140,000	1,139,298	1,149,388
Flagship Credit Auto Trust 2019-1(a)	3.60		2/18/2025	2,175,000	2,176,528	2,224,172
Global SC Finance II SRL 2014-1A A1(a),(c)	3.19		7/17/2029	142,083	142,059	141,928
GLS Auto Receivables Trust 2018-3 A(a)	3.35		8/15/2022	215,866	215,862	216,728
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%(a)	2.61	(b)	8/25/2048	126,372	121,544	126,776
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%(a)	3.29	(b)	9/25/2043	100,000	77,214	98,548
Goodgreen 2019-2(a),(e)	2.76		10/15/2054	2,335,914	2,335,914	2,336,290
Goodgreen Trust 2016-1 A(a)	3.23		10/15/2052	776,969	767,917	790,395
Goodgreen Trust 2018-1(a)	3.93		10/15/2053	3,396,330	3,434,572	3,543,423
Goodgreen Trust 2019-1(a)	3.86		10/15/2054	2,784,165	2,784,660	2,902,496
HERO Funding Trust 2015-1A A(a)	3.84		9/21/2040	510,616	519,377	524,642
HERO Funding Trust 2016-4A A1(a)	3.57		9/20/2047	228,074	227,988	233,594
HERO Funding Trust 2017-2A A1(a)	3.28		9/20/2048	86,324	86,313	87,294
HERO Funding Trust 2017-2A A2(a)	4.07		9/20/2048	67,826	69,443	69,541
HERO Funding Trust 2017-3A A1(a)	3.19		9/20/2048	577,845	577,657	576,211
HERO Funding Trust 2018-1(a)	4.67		9/20/2048	911,961	930,316	948,780
Hertz Fleet Lease Funding LP(a)	3.44		1/10/2033	2,625,000	2,624,592	2,642,755
Hertz Vehicle Financing II LP(a)	3.29		7/25/2022	1,000,000	989,868	1,004,960
Hertz Vehicle Financing II LP(a)	3.52		3/25/2021	900,000	897,753	901,947

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Hertz Vehicle Financing II LP(a)	3.56%		10/25/2021	2,300,000	$2,287,711	$2,313,509
Hertz Vehicle Financing II LP(a)	3.60		2/25/2024	5,820,000	5,923,680	5,927,316
Hertz Vehicle Financing II LP(a)	4.20		10/25/2023	7,250,000	7,573,336	7,501,639
Hertz Vehicle Financing II LP(a)	5.97		3/25/2022	3,478,000	3,569,743	3,555,812
Higher Education Funding I 2004-1 B1, 28 Day ARS(a)	3.29	(b)	1/1/2044	950,000	836,385	829,459
Hilton Grand Vacations Trust 2017-AA B(a)	2.96	(d)	12/26/2028	586,370	588,015	588,864
Hilton Grand Vacations Trust 2018-A(a)	3.54		2/25/2032	314,921	314,914	324,025
Hilton Grand Vacations Trust 2019-A(a)	2.84		7/25/2033	2,490,686	2,490,686	2,480,960
Horizon Aircraft Finance I Ltd. 2018-1 A(a)	4.46		12/15/2038	455,053	455,044	467,163
KDAC Aviation Finance Ltd.(a)	4.21		12/15/2042	1,046,586	1,043,711	1,057,906
Laurel Road Prime Student Loan Trust 2017-B CFX(a)	3.61		8/25/2042	292,489	292,447	292,970
Laurel Road Prime Student Loan Trust 2017-C B(a)	2.95		11/25/2042	343,374	343,247	345,098
Laurel Road Prime Student Loan Trust 2019-A(a)	3.00		10/25/2048	855,000	854,929	850,650
Lendmark Funding Trust 2018-1(a)	3.81		12/21/2026	630,000	629,971	638,521
MACH 1 Cayman 2019-1 Ltd.(a)	3.47		10/15/2039	1,537,714	1,537,664	1,527,146
Mariner Finance Issuance Trust 2018-A(a)	4.20		11/20/2030	1,848,000	1,847,875	1,883,439
Marlette Funding Trust 2019-1(a)	3.44		4/16/2029	620,775	620,762	625,185
Marlette Funding Trust 2019-2(a)	3.13		7/16/2029	890,015	889,932	895,694
Marlette Funding Trust 2019-2(a)	3.53		7/16/2029	976,000	975,819	989,656
Mosaic Solar Loan Trust 2018-2-GS(a)	4.20		2/22/2044	491,404	491,327	508,949
Mosaic Solar Loans LLC 2017-1A A(a)	4.45		6/20/2042	74,239	74,219	77,130
MVW Owner Trust 2013-1A A(a)	2.15		4/22/2030	141,454	140,552	141,417
MVW Owner Trust 2015-1A A(a)	2.52		12/20/2032	19,175	19,174	19,167
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%(a)	2.46	(b)	12/15/2059	320,000	320,000	319,003
Navient Private Education Refi Loan Trust 2019-A(a)	3.42		1/15/2043	4,995,000	5,089,499	5,105,562
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	3.29	(b)	7/25/2052	1,100,000	1,095,250	1,113,854
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%(a)	2.96	(b)	6/25/2065	834,814	838,313	844,629
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%(a)	3.01	(b)	3/25/2066	550,000	550,000	557,335
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%(a)	2.94	(b)	7/26/2066	1,000,000	1,000,000	1,006,443
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%(a)	2.51	(b)	3/25/2067	1,600,000	1,600,000	1,574,995
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%(a)	2.54	(b)	3/25/2067	1,360,000	1,360,000	1,338,914
Navient Student Loan Trust 2018-3, 1M USD LIBOR + 0.800%(a)	2.59	(b)	3/25/2067	1,600,000	1,600,000	1,565,085

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Student Loan Trust 2019-2, 1M USD LIBOR + 1.000%(a)	2.79	(b)%	2/27/2068	2,516,000	$2,516,000	$2,537,055
Navient Student Loan Trust 2019-B, 1M USD LIBOR—0.980% (a)	2.72	(b)	12/15/2059	3,000,000	3,000,000	2,979,750
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 0.950%(a)	2.74	(b)	5/25/2024	1,108,000	1,108,000	1,108,765
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.050%(a)	2.84	(b)	9/25/2023	300,000	300,000	300,412
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.450%(a)	3.24	(b)	5/25/2024	1,018,000	1,018,000	1,017,998
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.550%(a)	3.34	(b)	9/25/2023	520,000	520,000	520,763
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%(a)	3.54	(b)	12/26/2040	149,725	149,725	150,841
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	179,694	179,568	181,357
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.14	(b)	1/25/2038	1,100,767	1,036,899	1,009,301
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	2.20	(b)	6/25/2041	1,673,834	1,565,805	1,540,634
Nelnet Student Loan Trust 2007-2, 28 Day ARS(a)	2.97	(b)	6/25/2035	2,000,000	1,975,424	1,994,184
Nelnet Student Loan Trust 2012-4, 1M USD LIBOR + 1.000%(a)	2.79	(b)	7/26/2049	900,000	868,949	861,649
Nelnet Student Loan Trust 2014-6A A, 1M USD LIBOR + 0.650%(a)	2.44	(b)	11/25/2052	2,249,627	2,225,157	2,217,819
Nelnet Student Loan Trust 2018-1A, 1M USD LIBOR + 0.760%(a)	2.55	(b)	5/25/2066	3,174,875	3,159,948	3,114,402
Nelnet Student Loan Trust 2018-3, 1M USD LIBOR + 0.750%(a)	3.24	(b)	9/27/2066	1,300,000	1,300,000	1,271,765
Nelnet Student Loan Trust 2019-2, 1M USD LIBOR + 0.900%(a)	2.69	(b)	6/27/2067	1,122,145	1,122,145	1,119,466
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T2(a)	3.06		8/15/2053	785,000	784,727	778,942
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3(a)	2.71		9/15/2052	1,370,000	1,370,000	1,369,205
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3(a)	3.06		9/15/2052	2,300,000	2,300,000	2,298,642
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T4(a)	2.80		10/15/2051	2,956,000	2,956,000	2,948,547
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%(a)	3.04	(b)	5/27/2036	119,352	114,659	120,204
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	3.52	(b)	3/25/2035	279,240	279,240	279,326
NP SPE II LLC(a)	2.57		9/20/2049	800,479	800,479	799,117

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NP SPE II LLC 2017-1A A1(a)	3.37%		10/21/2047	358,120	$358,120	$361,617
OneMain Direct Auto Receivables Trust 2017-2A A(a)	2.31		12/14/2021	65,582	65,579	65,576
OneMain Financial Issuance Trust 2019-2(a)	3.14		10/14/2036	5,800,000	5,797,528	5,724,975
OneMain Financial Issuance Trust 2019-2(a)	3.66		10/14/2036	2,400,000	2,399,487	2,364,224
Orange Lake Timeshare Trust 2016-A A(a)	2.61		3/8/2029	888,104	872,011	889,189
Orange Lake Timeshare Trust 2016-A B(a)	2.91		3/8/2029	359,950	355,488	356,880
Orange Lake Timeshare Trust 2018-A(a)	3.74		11/8/2030	696,906	708,793	703,718
Orange Lake Timeshare Trust 2019-A(a)	4.93		4/9/2038	2,378,949	2,378,466	2,419,931
Oscar US Funding X LLC(a),(c)	3.27		5/11/2026	2,240,000	2,239,657	2,305,958
Oxford Finance Funding LLC 2016-1A A(a)	3.97		6/17/2024	55,632	55,632	55,888
Pennsylvania Higher Education Assistance Agency, 28 day ARS	2.52	(b)	10/25/2042	1,050,000	1,035,717	1,036,896
Pioneer Aircraft Finance Ltd.(a),(c)	3.97		6/15/2044	999,000	999,000	1,006,703
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.07	(b)	5/25/2036	27,636	26,667	27,503
Santander Revolving Auto Loan Trust 2019-A(a)	2.80		1/26/2032	687,000	686,698	683,501
Santander Revolving Auto Loan Trust 2019-A(a)	3.00		1/26/2032	439,000	438,857	435,505
Santander Revolving Auto Loan Trust 2019-A(a)	3.45		1/26/2032	867,000	866,957	860,371
SBA Tower Trust(a)	2.84		1/15/2025	5,300,000	5,300,000	5,320,877
SBA Tower Trust(a)	2.88		7/15/2046	880,000	875,799	882,934
SBA Tower Trust(a)	3.17		4/9/2047	630,000	630,825	641,841
SBA Tower Trust(a)	3.87		10/15/2049	1,300,000	1,304,997	1,353,401
Sierra Receivables Funding Co LLC 2017-1A A(a)	2.91		3/20/2034	380,099	381,174	383,661
Sierra Receivables Funding Co LLC 2018-1AB	4.24		4/20/2035	1,781,221	1,801,568	1,818,314
Sierra Timeshare 2015-2 Receivables Funding LLC(a)	2.43		6/20/2032	308,598	306,188	308,473
Sierra Timeshare 2016-2 Receivables Funding LLC(a)	2.78		7/20/2033	247,633	245,534	247,359
Sierra Timeshare 2018-2 Receivables Funding LLC(a)	3.94		6/20/2035	306,896	306,816	311,379
Sierra Timeshare 2018-3 Receivables Funding LLC(a)	5.20		9/20/2035	522,029	527,266	532,491
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	3.77		1/20/2036	1,275,430	1,281,602	1,303,836
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	4.75		1/20/2036	1,694,033	1,696,286	1,723,925
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	3.00		8/20/2036	5,122,961	5,122,477	5,104,131
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	4.18		8/20/2036	2,497,211	2,497,519	2,488,171
Sierra Timeshare Receivables Funding LLC 2015 3A B(a)	3.08		9/20/2032	36,022	35,808	36,161

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Timeshare Receivables Funding LLC 2015-2A B(a)	3.02%		6/20/2032	595,153	$592,697	$595,370
Sierra Timeshare Receivables Funding LLC 2015-3A A(a)	2.58		9/20/2032	13,342	13,339	13,341
Sierra Timeshare Receivables Funding LLC 2019-2(a)	3.12		5/20/2036	303,484	303,461	305,277
Sierra Timeshare Receivables Funding LLC 2019-2(a)	4.54		5/20/2036	2,270,541	2,277,561	2,283,008
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.11	(b)	2/15/2045	621,462	561,425	574,406
SLC Student Loan Trust 2006-1, 3M USD LIBOR + 0.210%	2.10	(b)	3/15/2055	2,182,223	2,032,166	1,992,305
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.12	(b)	12/15/2039	1,635,931	1,524,360	1,527,885
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.17	(b)	1/25/2041	717,464	676,231	662,624
SLM Student Loan Trust 2003-11, 3M USD LIBOR + 0.650%	2.54	(b)	12/15/2038	921,003	876,460	862,380
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.600%(a)	2.54	(b)	10/25/2065	2,700,000	2,693,334	2,638,925
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	2.24	(b)	7/25/2025	29,379	28,635	29,247
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.54	(b)	6/15/2038	354,865	339,649	333,863
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	2.44	(b)	7/25/2039	512,448	487,984	485,203
SLM Student Loan Trust 2004-8, 3M USD LIBOR + 0.460%	2.40	(b)	1/25/2040	1,071,617	1,016,892	995,861
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.12	(b)	7/25/2055	682,786	610,044	635,035
SLM Student Loan Trust 2005-5, 3M USD LIBOR + 0.250%	2.19	(b)	10/25/2040	1,374,285	1,291,185	1,274,634
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.23	(b)	1/25/2044	2,010,864	1,879,483	1,879,372
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	2.24	(b)	1/25/2041	792,886	758,568	742,317
SLM Student Loan Trust 2006-10 A6, 3M USD LIBOR + 0.150%	2.09	(b)	3/25/2044	2,800,000	2,703,510	2,631,827
SLM Student Loan Trust 2006-10 B, 3M USD LIBOR + 0.220%	2.16	(b)	3/25/2044	1,175,436	1,112,204	1,060,580
SLM Student Loan Trust 2006-2(e)	Zero Coupon		1/25/2041	3,956	1,621,960	1,958,220
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.15	(b)	10/25/2040	539,747	481,675	503,208
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.14	(b)	1/27/2042	519,857	483,861	478,278

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2006-8, 3M USD LIBOR + 0.230%	2.17	(b)%	1/25/2041	880,437	$822,241	$802,296
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	2.04	(b)	1/26/2026	31,710	31,129	31,691
SMB Private Education Loan Trust 2014-A(a)	4.00		9/15/2042	1,250,000	1,271,429	1,281,665
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%(a)	2.89	(b)	5/15/2026	263,088	264,569	264,336
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%(a)	2.74	(b)	6/15/2027	45,453	44,870	45,520
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%(a)	3.24	(b)	2/17/2032	900,000	918,415	907,930
SMB Private Education Loan Trust 2015-C(a)	4.50		9/17/2046	1,710,000	1,754,093	1,780,665
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%(a)	3.69	(b)	8/16/2032	700,000	728,141	715,414
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%(a)	3.19	(b)	2/17/2032	82,100	82,100	83,187
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%(a)	2.84	(b)	9/15/2034	197,105	197,105	198,702
SMB Private Education Loan Trust 2017-B A2B, 1M USD LIBOR + 0.750%(a)	2.49	(b)	10/15/2035	594,657	594,657	595,305
SMB Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%(a)	2.46	(b)	1/15/2037	2,800,000	2,784,454	2,785,875
SMB Private Education Loan Trust 2018-C, 1M USD LIBOR + 0.75% (a)	2.49	(b)	11/15/2035	1,800,000	1,792,283	1,795,283
SMB Private Education Loan Trust 2019-A, 1M USD LIBOR + 0.75%(a)	2.61	(b)	7/15/2036	1,715,000	1,715,000	1,695,297
SMB Private Education Loan Trust 2019-B, 1M USD LIBOR + 1.000%(a)	2.74	(b)	6/15/2037	1,800,000	1,800,000	1,803,001
SoFi Alternative Trust 2019-C(a),(e)	4.01		1/25/2045	4,022,243	4,161,249	4,111,324
SoFi Consumer Loan Program 2018-3 Trust(a)	3.20		8/25/2027	86,739	86,739	86,883
SoFi Consumer Loan Program LLC 2016-1A A(a)	3.26		8/25/2025	247,149	247,810	248,880
SoFi Consumer Loan Program LLC 2016-2A A(a)	3.09		10/27/2025	45,923	45,918	46,020
SoFi Consumer Loan Program LLC 2017-2 A(a)	3.28		2/25/2026	154,720	154,536	155,324
SoFi Consumer Loan Program LLC 2017-3 A(a)	2.77		5/25/2026	271,090	271,090	271,792
SoFi Consumer Loan Program Trust 2019-3(a)	3.89		5/25/2028	2,766,000	2,768,009	2,815,481
Sofi Professional Loan Program 2017-C LLC(a)	4.21		7/25/2040	2,410,000	2,523,257	2,524,007
SoFi Professional Loan Program 2018-A LLC(a),(e)	Zero Coupon		2/25/2042	1,372,500	1,012,341	1,060,942
SoFi Professional Loan Program 2018-B Trust(a),(e)	Zero Coupon		8/26/2047	1,265,700	709,438	754,458
SoFi Professional Loan Program 2018-D Trust(a),(e)	Zero Coupon		2/25/2048	1,887,200	680,987	651,084
SoFi Professional Loan Program 2019-A LLC(a),(e)	Zero Coupon		6/15/2048	3,522,900	1,069,155	1,093,953

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Professional Loan Program 2019-A LLC(a)	4.11%		6/15/2048	870,000	$876,567	$899,499
SoFi Professional Loan Program LLC 2015-A RC(a),(e)	Zero Coupon		3/25/2033	300	844,125	247,500
SoFi Professional Loan Program LLC 2015-C A2(a)	2.51		8/25/2033	19,853	19,766	19,879
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%(a)	2.99	(b)	6/25/2033	198,553	200,653	199,762
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%(a)	2.74	(b)	1/25/2039	41,674	41,674	41,859
SoFi Professional Loan Program LLC 2017-D R1(a)	Zero Coupon		9/25/2040	1,233,700	741,214	615,777
Store Master Funding I-VII A3(a)	4.40		10/20/2048	1,888,917	1,908,367	1,985,554
Taco Bell Funding LLC 2016-1A A23(a)	4.97		5/25/2046	1,194,375	1,233,755	1,257,582
Taco Bell Funding LLC 2018-1A A2I(a)	4.32		11/25/2048	4,682,700	4,740,670	4,791,245
TAL Advantage LLC 2017-1A A(a)	4.50		4/20/2042	524,457	530,417	538,095
TAL Advantage V LLC(a)	3.33		5/20/2039	1,014,391	1,008,019	1,013,411
Textainer Marine Containers VII Ltd.(a)	4.11		7/20/2043	673,500	665,799	677,361
TLF National Tax Lien Trust 2017-1(a)	3.09		12/15/2029	1,598,694	1,590,153	1,602,424
Trafigura Securitisation Finance PLC 2017-1, 1M USD LIBOR + 1.700%(a),(c)	3.44	(b)	12/15/2020	900,000	901,182	902,719
Trafigura Securitisation Finance plc 2018-1, 1M USD LIBOR + 0.730%(a),(c)	2.47	(b)	3/15/2022	1,820,000	1,815,071	1,816,646
Trafigura Securitisation Finance plc 2018-1(a),(c)	4.29		3/15/2022	1,800,000	1,799,922	1,838,641
Trinity Rail Leasing 2019 LLC(a)	3.82		4/17/2049	2,227,762	2,226,661	2,283,944
Trinity Rail Leasing LP(a)	3.82		6/17/2048	849,217	848,913	856,438
TRIP Rail Master Funding LLC 2011-1A A2(a)	6.02		7/15/2041	1,248,118	1,328,750	1,299,837
TRIP Rail Master Funding LLC 2017-1A A1(a)	2.71		8/15/2047	129,899	129,897	129,919
Triton Container Finance V LLC(a)	3.95		3/20/2043	288,750	288,562	290,070
VMC Finance 2018-FL1 LLC, 1M USD LIBOR + 0.820%(a)	2.56	(b)	3/15/2035	19,380	19,380	19,331
VSE 2018-A Voi Mortgage LLC(a)	4.02		2/20/2036	312,392	312,354	321,248
VSE VOI Mortgage LLC 2016-A A(a)	2.54		7/20/2033	268,909	268,886	267,801
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.24	(b)	10/25/2040	586,506	540,731	542,271
Welk Resorts LLC 2017-AA B(a)	3.41		6/15/2033	806,630	810,701	810,366
Westgate Resorts LLC 2017-1A A(a)	3.05		12/20/2030	219,001	219,001	219,779
Westgate Resorts LLC 2018-1(a)	3.38		12/20/2031	472,633	471,885	477,908
Westlake Automobile Receivables Trust 2019-3(a)	3.59		3/17/2025	2,182,000	2,181,639	2,186,902

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Willis Engine Structured Trust IV(a)	4.75%		9/15/2043	1,155,674	$1,171,622	$1,206,966

Total Other Asset-Backed Securities				334,248,276	331,488,982	332,393,338

Total Asset-Backed Securities				389,571,666	386,846,432	387,768,748

Corporate Bonds — 35.5%*:

Advertising — 0.1%*:
Interpublic Group of Cos., Inc. (The)	3.75		10/1/2021	820,000	822,102	842,838

Agriculture — 1.3%*:
BAT Capital Corp.(c)	3.22		8/15/2024	2,515,000	2,524,053	2,572,538
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,840,000	1,822,159	1,866,350
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,520,000	1,527,883	1,538,961
Imperial Brands Finance plc(a),(c)	3.13		7/26/2024	2,267,000	2,264,311	2,289,681
Imperial Brands Finance plc(a),(c)	3.50		2/11/2023	1,347,000	1,351,530	1,378,767
Reynolds American, Inc.	4.00		6/12/2022	2,170,000	2,180,311	2,258,819

Total Agriculture				11,659,000	11,670,247	11,905,116

Auto Manufacturers — 1.3%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	2.85	(b)	4/5/2021	1,135,000	1,135,000	1,129,708
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	3.14	(b)	2/15/2023	985,000	985,000	968,523
Ford Motor Credit Co. LLC	3.35		11/1/2022	2,075,000	2,076,134	2,096,112
Ford Motor Credit Co. LLC	5.09		1/7/2021	350,000	350,263	358,371
General Motors Financial Co., Inc.	3.25		1/5/2023	4,615,000	4,568,783	4,717,022
Hyundai Capital America(a)	2.85		11/1/2022	1,320,000	1,319,861	1,334,711
Nissan Motor Acceptance Corp.(a),(c)	1.90		9/14/2021	670,000	668,059	664,972

Total Auto Manufacturers				11,150,000	11,103,100	11,269,419

Beverages — 1.0%*:
Anheuser-Busch InBev Worldwide, Inc.(c)	3.50		1/12/2024	4,110,000	4,087,077	4,331,317
Bacardi Ltd.(a),(c)	4.45		5/15/2025	319,000	338,709	344,090
Keurig Dr Pepper, Inc.	4.06		5/25/2023	3,025,000	3,068,512	3,190,472
Molson Coors Brewing Co.	2.10		7/15/2021	325,000	324,063	325,285
Molson Coors Brewing Co.	3.50		5/1/2022	1,089,000	1,082,435	1,119,592

Total Beverages				8,868,000	8,900,796	9,310,756

Chemicals — 1.5%*:
DowDuPont, Inc.	4.21		11/15/2023	2,085,000	2,160,618	2,230,842
Huntsman International LLC	5.13		11/15/2022	3,780,000	3,854,377	4,037,658
RPM International, Inc.	3.45		11/15/2022	1,155,000	1,161,194	1,184,247
Sherwin-Williams Co. (The)	2.75		6/1/2022	831,000	823,998	845,546
Syngenta Finance NV(a),(c)	3.70		4/24/2020	1,390,000	1,389,139	1,394,374
Syngenta Finance NV(a),(c)	3.93		4/23/2021	500,000	501,108	508,525

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals (Continued)
Syngenta Finance NV(a),(c)	4.44%		4/24/2023	3,170,000	$3,303,078	$3,310,636

Total Chemicals				12,911,000	13,193,512	13,511,828

Commercial Banks — 7.4%*:
Banco Santander SA(c)	3.50		4/11/2022	2,400,000	2,407,600	2,465,586
Bank of America Corp.	2.82	(b),(d)	7/21/2023	10,835,000	10,770,332	11,008,302
Barclays Bank plc, 3M USD LIBOR + 1.380%(c)	3.28	(b)	5/16/2024	1,235,000	1,228,646	1,249,106
Barclays Bank plc(a),(c)	10.18		6/12/2021	2,785,000	3,069,281	3,095,872
Citigroup, Inc.	3.14	(b),(d)	1/24/2023	5,905,000	5,917,824	6,020,704
Credit Suisse AG(a),(c)	6.50		8/8/2023	4,570,000	5,037,455	5,089,837
Discover Bank	3.35		2/6/2023	1,917,000	1,912,155	1,977,040
Discover Bank	4.20		8/8/2023	2,185,000	2,243,546	2,322,905
First Horizon National Corp.	3.50		12/15/2020	2,170,000	2,174,846	2,193,859
Goldman Sachs Group, Inc. (The)	3.20		2/23/2023	10,875,000	10,846,372	11,180,759
HSBC Holdings plc(c)	4.25		3/14/2024	1,970,000	2,072,365	2,090,461
JPMorgan Chase & Co.	4.50		1/24/2022	4,945,000	5,113,457	5,192,363
Mitsubishi UFJ Financial Group, Inc.(c)	2.67		7/25/2022	3,295,000	3,246,025	3,343,819
Morgan Stanley MTN	3.75		2/25/2023	5,550,000	5,664,684	5,812,018
Sumitomo Mitsui Financial Group, Inc.	2.45		9/27/2024	2,025,000	2,025,000	2,030,174
Synchrony Bank	3.00		6/15/2022	1,680,000	1,633,451	1,712,955

Total Commercial Banks				64,342,000	65,363,039	66,785,760

Commercial Services — 0.2%*:
ADT Security Corp. (The)	6.25		10/15/2021	2,080,000	2,196,203	2,194,400

Construction Materials — 0.4%*:
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.650%	2.55	(b)	5/22/2020	530,000	530,000	530,613
Masco Corp.	3.50		4/1/2021	590,000	592,264	598,789
Standard Industries, Inc.(a)	5.50		2/15/2023	2,060,000	2,092,697	2,093,475

Total Construction Materials				3,180,000	3,214,961	3,222,877

Diversified Financial Services — 2.7%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust(c)	2.88		8/14/2024	4,040,000	4,027,316	4,076,354
Aircastle Ltd.	5.00		4/1/2023	4,431,000	4,609,083	4,739,314
Ameriprise Financial, Inc.	3.00		3/22/2022	495,000	494,010	506,347
Ameriprise Financial, Inc.	3.70		10/15/2024	450,000	455,213	480,722
Ameriprise Financial, Inc.	4.00		10/15/2023	294,000	301,949	315,138
Antares Holdings LP(a)	6.00		8/15/2023	1,260,000	1,259,950	1,325,684
Athene Global Funding(a)	2.75		6/25/2024	4,355,000	4,361,660	4,399,317
Brookfield Finance LLC(c)	4.00		4/1/2024	2,275,000	2,350,034	2,440,112
Genpact Luxembourg Sarl	3.70		4/1/2022	2,175,000	2,187,456	2,206,656
LeasePlan Corp. NV(a),(c)	2.88		10/24/2024	1,125,000	1,122,547	1,124,618

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
Synchrony Financial	2.85%		7/25/2022	2,510,000	$2,513,220	$2,541,017

Total Diversified Financial Services				23,410,000	23,682,438	24,155,279

Electric — 0.8%*:
Ameren Corp.	2.50		9/15/2024	1,320,000	1,319,589	1,325,888
Ameren Corp.	2.70		11/15/2020	760,000	762,429	764,070
EDP Finance BV(a),(c)	4.13		1/15/2020	981,000	981,548	979,936
Enel Finance International NV(a),(c)	2.88		5/25/2022	1,050,000	1,048,432	1,063,564
Entergy Corp.	4.00		7/15/2022	750,000	767,184	782,937
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,962	460,292
Puget Energy, Inc.	6.00		9/1/2021	1,275,000	1,333,546	1,354,081
Puget Energy, Inc.	6.50		12/15/2020	321,000	332,611	333,871

Total Electric				6,917,000	7,005,301	7,064,639

Electronics — 0.1%*:
FLIR Systems, Inc.	3.13		6/15/2021	855,000	862,966	861,946

Food — 0.3%*:
McCormick & Co., Inc.	2.70		8/15/2022	2,580,000	2,545,419	2,621,063

Healthcare-Products — 0.5%*:
Becton Dickinson and Co., 3M USD LIBOR + 0.875%	2.84	(b)	12/29/2020	1,826,000	1,825,425	1,826,897
CVS Health Corp.	2.63		8/15/2024	1,330,000	1,331,131	1,341,345
CVS Health Corp.	3.70		3/9/2023	1,170,000	1,165,227	1,219,533

Total Healthcare-Products				4,326,000	4,321,783	4,387,775

Home Builders — 0.3%*:
Lennar Corp.	4.75		4/1/2021	2,650,000	2,691,418	2,709,625

Household Products/Wares — 0.4%*:
Church & Dwight Co., Inc.	2.88		10/1/2022	3,210,000	3,179,757	3,270,329

Housewares — 0.3%*:
Newell Brands, Inc.	3.85		4/1/2023	2,999,000	3,037,795	3,116,593

Insurance — 1.8%*:
American International Group, Inc.	3.75		7/10/2025	2,430,000	2,576,838	2,600,942
AmTrust Financial Services, Inc.	6.13		8/15/2023	780,000	776,863	799,500
CNA Financial Corp.	5.75		8/15/2021	1,191,000	1,239,010	1,258,970
Enstar Group Ltd.(c)	4.50		3/10/2022	2,550,000	2,582,673	2,644,092
Jackson National Life Global Funding(a)	2.50		6/27/2022	2,475,000	2,465,138	2,509,902
Lincoln National Corp.	4.00		9/1/2023	472,000	479,339	502,589
Lincoln National Corp.	4.20		3/15/2022	725,000	749,067	756,306
Lincoln National Corp.	6.25		2/15/2020	400,000	401,597	401,846
Reinsurance Group of America, Inc.	5.00		6/1/2021	1,429,000	1,470,711	1,484,302

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance (Continued)
Trinity Acquisition PLC	3.50%	9/15/2021	2,662,000	$2,670,154	$2,713,186
Willis Towers Watson PLC	5.75	3/15/2021	370,000	380,271	385,662

Total Insurance			15,484,000	15,791,661	16,057,297

Investment Company Security — 1.4%*:
Ares Capital Corp.	4.20	6/10/2024	4,940,000	5,042,390	5,173,148
BlackRock TCP Capital Corp.	3.90	8/23/2024	3,630,000	3,589,958	3,709,086
TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,137,292	1,180,556
TPG Specialty Lending, Inc.	3.88	11/1/2024	2,660,000	2,635,038	2,679,592

Total Investment Company Security			12,370,000	12,404,678	12,742,382

Iron/Steel — 0.1%*:
Steel Dynamics, Inc.	2.80	12/15/2024	1,070,000	1,069,206	1,076,861

IT Services — 0.7%*:
Dell International LLC/EMC Corp.(a)	4.00	7/15/2024	2,472,000	2,549,786	2,589,974
Genpact Luxembourg Sarl	3.38	12/1/2024	1,800,000	1,799,577	1,808,348
Leidos Holdings, Inc.	4.45	12/1/2020	2,275,000	2,294,185	2,304,439

Total IT Services			6,547,000	6,643,548	6,702,761

Lodging — 0.5%*:
Las Vegas Sands Corp.	3.20	8/8/2024	4,595,000	4,608,894	4,731,037

Machinery-Diversified — 0.2%*:
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,118,308	1,139,016
CNH Industrial NV(c)	4.50	8/15/2023	900,000	910,867	963,702

Total Machinery-Diversified			2,010,000	2,029,175	2,102,718

Media — 0.7%*:
Discovery Communications LLC	2.95	3/20/2023	1,445,000	1,420,112	1,472,747
Sirius XM Radio, Inc.(a)	3.88	8/1/2022	4,398,000	4,409,394	4,491,458

Total Media			5,843,000	5,829,506	5,964,205

Mining — 1.0%*:
Glencore Finance Canada Ltd.(a),(c)	4.25	10/25/2022	484,000	498,990	506,761
Glencore Funding LLC(a),(c)	3.00	10/27/2022	730,000	728,743	732,092
Glencore Funding LLC(a),(c)	4.13	5/30/2023	1,280,000	1,288,861	1,333,893
Kinross Gold Corp.	5.13	9/1/2021	1,365,000	1,406,377	1,419,600
Kinross Gold Corp.(c)	5.95	3/15/2024	2,785,000	2,912,904	3,091,350
Newcrest Finance Pty Ltd.(a),(c)	4.20	10/1/2022	1,645,000	1,683,005	1,715,091

Total Mining			8,289,000	8,518,880	8,798,787

Office/Business Equip — 0.2%*:
Pitney Bowes, Inc.	4.13	10/1/2021	1,365,000	1,352,665	1,383,769

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 0.9%*:
Antero Resources Corp.	5.38%		11/1/2021	1,735,000	$1,724,547	$1,652,045
Continental Resources, Inc.	5.00		9/15/2022	988,000	993,418	995,087
Diamondback Energy, Inc.	2.88		12/1/2024	2,330,000	2,329,058	2,357,209
EQT Corp.	3.00		10/1/2022	3,185,000	3,118,999	3,130,245

Total Oil and Gas				8,238,000	8,166,022	8,134,586

Packaging and Containers — 0.3%*:
Graphic Packaging International, Inc.	4.75		4/15/2021	2,696,000	2,738,683	2,760,030

Pharmaceuticals — 1.9%*:
AbbVie, Inc.(a)	2.30		11/21/2022	2,405,000	2,402,729	2,417,156
Allergan Funding SCS	3.80		3/15/2025	1,925,000	2,018,995	2,022,997
Bristol-Myers Squibb Co.(a)	4.00		8/15/2023	569,000	602,140	606,312
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	2.66	(b)	6/15/2022	3,085,000	3,084,672	3,098,354
Cigna Corp.(a)	3.30		2/25/2021	1,590,000	1,607,213	1,610,330
Cigna Corp.(a)	4.00		2/15/2022	1,392,000	1,434,570	1,437,270
Cigna Corp.(a)	4.75		11/15/2021	1,290,000	1,347,891	1,352,407
Mylan, Inc.(a)	3.13		1/15/2023	1,920,000	1,878,138	1,948,351
Shire Acquisitions Investments Ireland DAC	2.40		9/23/2021	630,000	627,559	633,583
Shire Acquisitions Investments Ireland DAC	2.88		9/23/2023	1,070,000	1,030,061	1,090,348
Teva Pharmaceutical Finance Netherlands III B.V.(c)	2.20		7/21/2021	1,008,000	972,540	976,198

Total Pharmaceuticals				16,884,000	17,006,508	17,193,306

Pipelines — 1.6%*:
Energy Transfer Partners LP	4.20		9/15/2023	4,215,000	4,262,703	4,426,174
EnLink Midstream Partners LP	4.40		4/1/2024	2,020,000	2,012,182	1,959,602
EQM Midstream Partners LP	4.75		7/15/2023	2,250,000	2,298,284	2,257,181
MPLX LP, 3M USD LIBOR + 1.100%	2.99	(b)	9/9/2022	3,955,000	3,955,000	3,970,803
Plains All American Pipeline LP / PAA Finance Corp.	3.85		10/15/2023	1,644,000	1,699,148	1,702,601

Total Pipelines				14,084,000	14,227,317	14,316,361

Real Estate Investment Trusts — 0.9%*:
CubeSmart LP	4.38		12/15/2023	1,339,000	1,423,830	1,425,826
Essex Portfolio LP	3.50		4/1/2025	515,000	542,590	540,719
Essex Portfolio LP	3.88		5/1/2024	654,000	693,920	691,442
Service Properties Trust	4.35		10/1/2024	311,000	318,072	319,610
Tanger Properties LP	3.75		12/1/2024	725,000	742,697	743,106
Tanger Properties LP	3.88		12/1/2023	1,890,000	1,926,797	1,945,954
VEREIT Operating Partnership LP	4.60		2/6/2024	2,140,000	2,233,801	2,312,245

Total REITS				7,574,000	7,881,707	7,978,902

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail — 1.6%*:
Advance Auto Parts, Inc.	4.50%	12/1/2023	1,987,000	$2,067,758	$2,129,860
Dollar Tree, Inc.	3.70	5/15/2023	4,620,000	4,614,849	4,814,264
O’Reilly Automotive, Inc.	3.80	9/1/2022	284,000	284,494	295,464
O’Reilly Automotive, Inc.	3.85	6/15/2023	3,389,000	3,449,368	3,546,082
QVC, Inc.	4.38	3/15/2023	3,660,000	3,627,856	3,778,036

Total Retail			13,940,000	14,044,325	14,563,706

Semiconductors — 0.6%*:
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00	1/15/2022	1,785,000	1,782,540	1,811,408
Microchip Technology, Inc.	3.92	6/1/2021	1,435,000	1,435,728	1,467,547
NXP BV/NXP Funding LLC(a)	4.13	6/1/2021	1,670,000	1,682,084	1,712,230

Total Semiconductors			4,890,000	4,900,352	4,991,185

Telecommunications — 0.8%*:
Qwest Corp.	6.75	12/1/2021	2,480,000	2,643,965	2,670,241
Sprint Communications, Inc.	9.25	4/15/2022	1,005,000	1,122,742	1,148,213
Telefonaktiebolaget LM Ericsson(c)	4.13	5/15/2022	2,940,000	2,944,943	3,055,777

Total Telecommunications			6,425,000	6,711,650	6,874,231

Transportation — 0.8%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	2.70	3/14/2023	410,000	404,784	414,402
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	3.30	4/1/2021	240,000	242,131	243,609
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	3.38	2/1/2022	830,000	833,165	847,668
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	4.88	7/11/2022	2,040,000	2,098,486	2,169,927
Ryder System, Inc.	2.50	9/1/2022	26,000	25,269	26,133
Ryder System, Inc.	3.40	3/1/2023	330,000	327,086	340,361
Ryder System, Inc.	3.75	6/9/2023	1,935,000	1,962,894	2,021,885
Ryder System, Inc.	3.88	12/1/2023	392,000	401,277	413,809
Ryder System, Inc. MTN	2.25	9/1/2021	635,000	633,180	636,510

Total Transportation			6,838,000	6,928,272	7,114,304

Trucking and Leasing — 0.7%*:
DAE Funding LLC(a),(c)	4.00	8/1/2020	726,000	729,134	730,538
Park Aerospace Holdings Ltd.(a),(c)	5.25	8/15/2022	5,585,000	5,738,396	5,950,259

Total Trucking and Leasing			6,311,000	6,467,530	6,680,797

Venture Capital — 0.2%*:
Hercules Capital, Inc.	4.63	10/23/2022	1,625,000	1,619,716	1,638,222

Total Corporate Bonds			309,035,000	312,731,132	319,035,690

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities — 12.5%*:
Angel Oak Mortgage Trust 2019-3(a)	3.24	(f)%	5/25/2059	3,263,811	$3,263,773	$3,278,456
Angel Oak Mortgage Trust 2019-6(a)	3.39	(f)	11/25/2059	3,250,000	3,250,000	3,263,254
Angel Oak Mortgage Trust LLC(a)	3.90	(f)	11/25/2047	2,250,000	2,250,000	2,273,380
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%(a)	3.09	(b)	9/15/2034	270,000	270,000	269,283
BAMLL Commercial Mortgage Securities Trust 2019-BPR(a)	4.02	(f)	11/5/2032	3,420,000	3,440,555	3,423,253
BHMS, 1M USD LIBOR + 1.500%(a)	3.24	(b)	7/15/2035	1,800,000	1,800,000	1,797,786
BHMS 2018-ATLS, 1M USD LIBOR + 1.250%(a)	2.99	(b)	7/15/2035	2,750,000	2,748,204	2,747,574
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.700%(a)	3.44	(b)	11/15/2035	4,109,000	4,120,126	4,117,993
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 1.800%(a)	3.54	(b)	10/15/2036	1,203,000	1,203,000	1,204,128
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	3.74	(b)	10/15/2036	1,474,000	1,474,000	1,474,922
CAMB Commercial Mortgage Trust 2019-LIFE, 1M USD LIBOR + 2.150%(a)	3.89	(b)	12/15/2037	1,499,283	1,499,283	1,504,452
CIM Trust 2019-INV3, 1M USD LIBOR + 1.000%(a)	2.79	(b)	8/25/2049	7,483,120	7,468,952	7,467,259
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.03	(f)	7/25/2049	1,896,256	1,895,335	1,890,047
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.17	(f)	7/25/2049	3,101,000	3,100,417	3,083,770
COMM 2015-CCRE22 Mortgage Trust	3.93	(f)	3/10/2048	1,650,000	1,640,372	1,721,720
COMM 2015-DC1 Mortgage Trust	3.72	(f)	2/10/2048	3,100,000	3,159,502	3,222,803
COMM 2015-DC1 Mortgage Trust	4.04	(f)	2/10/2048	1,087,775	1,110,768	1,121,558
COMM Mortgage Trust 2014-UBS2 B	4.70	(f)	3/10/2047	600,000	642,155	636,439
Connecticut Avenue Securities Trust 2019-R01, 1M USD LIBOR + 2.450%(a)	4.24	(b)	7/25/2031	1,180,000	1,189,926	1,192,647
Connecticut Avenue Securities Trust 2019-R02, 1M USD LIBOR + 2.300%(a)	4.09	(b)	8/25/2031	3,768,427	3,791,166	3,794,218
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%(a)	3.94	(b)	9/25/2031	4,890,000	4,919,713	4,915,793
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 1.600%(a)	3.34	(b)	5/15/2036	960,000	960,000	960,861
Deephave Residential Mortgage Trust 2019-2(a)	3.92	(f)	4/25/2059	672,000	672,000	681,718
Deephaven Residential Mortgage Trust 2018-1(a)	2.98	(f)	12/25/2057	501,492	495,620	501,173
Deephaven Residential Mortgage Trust 2018-1(a)	3.03	(f)	12/25/2057	428,908	428,901	427,345
Deephaven Residential Mortgage Trust 2018-2(a)	3.68	(f)	4/25/2058	822,242	822,234	822,162
Deephaven Residential Mortgage Trust 2018-3(a)	3.96	(f)	8/25/2058	861,546	860,435	866,472

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Deephaven Residential Mortgage Trust 2018-4(a)	4.29	(f)%	10/25/2058	1,201,315	$1,201,315	$1,214,768
Deephaven Residential Mortgage Trust 2019-4(a)	3.48	(f)	10/25/2059	4,400,000	4,399,950	4,389,429
GS Mortgage Securities Trust 2016-GS2	4.53	(f)	5/10/2049	1,000,000	1,050,516	1,076,256
GS Mortgage Securities Trust 2016-GS3	3.14	(f)	10/10/2049	1,000,000	949,520	1,012,273
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	3.96	(f)	4/15/2046	1,015,000	1,002,702	1,031,001
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ, 1M USD LIBOR + 1.000%(a)	2.74	(b)	6/15/2032	7,143,637	7,137,622	7,139,149
JP Morgan Mortgage Trust 2017-6 A5(a)	3.50	(f)	12/25/2048	758,554	768,250	769,755
JP Morgan Mortgage Trust 2018-1(a)	3.50	(f)	6/25/2048	570,483	575,033	579,263
JP Morgan Mortgage Trust 2018-3(a)	3.50	(f)	9/25/2048	903,042	900,314	916,376
JP Morgan Mortgage Trust 2018-4(a)	3.50	(f)	10/25/2048	1,788,050	1,775,111	1,804,427
KNDL 2019-KNSQ Mortgage Trust, 1M USD LIBOR + 1.800%(a)	3.54	(b)	5/15/2036	865,000	865,000	864,482
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.77	(f)	2/15/2046	1,340,000	1,371,364	1,376,260
Morgan Stanley Capital I Trust 2012-STAR(a)	4.06	(f)	8/5/2034	1,300,000	1,300,486	1,330,576
MSCG Trust 2018-SELF, 1M USD LIBOR + 1.180%(a)	2.92	(b)	10/15/2037	165,000	165,000	165,103
New Residential Mortgage Loan Trust 2016-4A A1(a)	3.75	(f)	11/25/2056	319,463	328,779	329,308
New Residential Mortgage Loan Trust 2019-A1(a)	3.60	(f)	4/25/2049	655,358	655,358	664,357
New Residential Mortgage Loan Trust 2019-A3(a)	3.75	(f)	4/25/2049	2,239,760	2,239,760	2,270,390
New Residential Mortgage Loan Trust 2019-NQM1(a)	3.93	(f)	1/25/2049	2,245,923	2,246,033	2,259,497
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%(a)	5.34	(b)	2/25/2023	470,000	470,000	472,773
PSMC Trust(a)	3.50	(f)	2/25/2048	947,893	946,750	962,186
PSMC Trust 2018-2(a)	3.50	(f)	6/25/2048	794,126	781,496	802,129
Sequoia Mortgage Trust 2015-1(a)	2.50	(f)	1/25/2045	530,245	522,330	529,809
Sequoia Mortgage Trust 2018-3(a)	3.50	(f)	3/25/2048	984,457	982,974	996,532
Sequoia Mortgage Trust 2018-5(a)	3.50	(f)	5/25/2048	681,547	674,229	689,694
Sequoia Mortgage Trust 2018-6(a)	4.00	(f)	7/25/2048	1,475,057	1,492,279	1,483,375
Sequoia Mortgage Trust 2018-7(a)	4.00	(f)	9/25/2048	335,471	337,108	337,418
Sequoia Mortgage Trust 2018-CH1(a)	4.00	(f)	2/25/2048	541,403	550,635	545,946
Sequoia Mortgage Trust 2018-CH2(a)	4.00	(f)	6/25/2048	977,439	987,253	984,061
Sequoia Mortgage Trust 2018-CH3(a)	4.00	(f)	8/25/2048	549,273	553,897	551,679
Sequoia Mortgage Trust 2019-1(a)	4.00	(f)	2/25/2049	398,572	402,246	402,714
Shellpoint Co-Originator Trust 2016-1 2A3(a)	3.00	(f)	10/25/2031	578,498	583,725	585,525
Starwood Mortgage Residential Trust 2019-INV1(a)	2.92	(f)	9/27/2049	2,413,534	2,413,534	2,397,412

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Structured Asset Securities Corp. Mortgage Loan Trust 2006-GEL1, 1M USD LIBOR + 0.800%(a)	2.59	(b)%	11/25/2035	2,974,619	$2,984,424	$2,920,291
TIAA Bank Mortgage Loan Trust 2018-2(a)	3.50	(f)	7/25/2048	378,120	374,563	383,025
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	(f)	10/25/2046	42,870	42,869	42,986
Verus Securitization Trust 2018-INV2(a)	4.71	(f)	10/25/2058	2,851,482	2,903,084	2,908,579
Verus Securitization Trust 2019-4(a)	3.21	(f)	11/25/2059	1,750,000	1,750,000	1,734,167
Verus Securitization Trust 2019-INV2(a)	3.22	(f)	7/25/2059	2,329,299	2,329,270	2,336,351
Verus Securitization Trust 2019-INV3(a)	3.28	(f)	11/25/2059	1,462,000	1,461,966	1,462,152
Wells Fargo Mortgage Backed Securities 2019-1 Trust(a)	4.00	(f)	11/25/2048	892,914	899,382	891,740

Total Mortgage-Backed Securities				111,561,264	111,852,564	112,273,680

U.S. Treasury & Government Agencies — 4.6%*:
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 0.480%	2.22	(b)	10/15/2040	292,989	292,872	293,230
Federal Home Loan Mortgage Corp.	3.00		5/15/2039	360,330	363,334	362,149
Federal Home Loan Mortgage Corp.	3.00		8/15/2040	607,523	616,041	616,780
Federal Home Loan Mortgage Corp.	3.00		3/15/2041	514,566	521,119	523,300
Federal National Mortgage Association, 1M USD LIBOR + 0.680%	2.47	(b)	10/25/2030	359,228	359,297	359,323
Federal National Mortgage Association	3.00		4/25/2040	857,482	866,869	866,286
Federal National Mortgage Association	3.00		1/25/2041	390,473	395,184	393,069
Federal National Mortgage Association STACR Trust, 1M USD LIBOR + 2.050%(a)	3.84	(b)	7/25/2049	1,337,000	1,337,875	1,342,761
Navient Student Loan Trust 2016-7, 1M USD LIBOR + 1.150%(a)	2.95	(b)	3/25/2066	4,806,984	4,811,412	4,811,496
U.S. Treasury Bonds	8.00		11/15/2021	5,000,000	5,562,973	5,583,594
U.S. Treasury Bonds	8.75		5/15/2020	26,000,000	26,608,947	26,663,203

Total U.S. Treasury & Government Agencies				40,526,575	41,735,923	41,815,191

Total Fixed Income				850,694,505	853,166,051	860,893,309

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.3%*:

Call Options Purchased — 0.1%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	5,595,000	5,595,000	$280,729	$87,393	$368,122
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	7,295,000	7,295,000	349,431	184,302	533,732

Total Call Options Purchased				12,890,000	12,890,000	630,160	271,695	901,854

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options (Continued)

Put Options Purchased — 0.2%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	$2.94	12/13/2032	22,790,000	22,790,000	$1,143,488	$(271,206)	$872,282
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	29,090,000	29,090,000	1,390,502	(392,882)	997,620

Total Put Options				51,880,000	51,880,000	2,533,990	(664,088)	1,869,902

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 3.0%*:

Commercial Paper — 3.0%*:

Electric — 1.7%*:
Duke Energy Corp.	1.73%	1/2/2020	5,000,000	$4,999,763	$4,999,763
Public Service Enterprise Group, Inc.	2.19	1/22/2020	4,000,000	3,994,983	3,994,983
Southern Co. Gas Capital	2.08	1/22/2020	6,000,000	5,992,825	5,992,825

Total Electric			15,000,000	14,987,571	14,987,571

Food — 0.7%*:
Tyson Foods, Inc.	2.03	1/31/2020	6,000,000	5,990,000	5,990,000

Oil and Gas — 0.1%*:
FMC Technology, Inc.	2.16	1/29/2020	1,000,000	998,351	998,351

Retail — 0.5%*:
Walgreens Boots Alliance, Inc.	2.16	1/10/2020	5,000,000	4,997,350	4,997,350

Total Commercial Paper			27,000,000	26,973,272	26,973,272

Total Short-Term Investments			27,000,000	26,973,272	26,973,272

Total Investments			942,464,505	883,303,473	890,638,337

Other assets and liabilities – 0.9%*					7,797,570

Net Assets – 100.0%					$898,435,907

MTN	Medium Term Note
OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.
(c)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.2%
Ireland	2.2%
United Kingdom	1.4%
Other (Individually less than 1%)	5.2%

Total	100.0%

(d)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(f)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

A summary of outstanding derivatives at December 31, 2019 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
90 Day Euro Futures	03/16/20	6	(1,461,278)	Short	$ (1,473,975)	$(12,697)
90 Day Euro Futures	06/15/20	6	(1,462,140)	Short	(1,474,650)	(12,510)
90 Day Euro Futures	09/14/20	6	(1,462,778)	Short	(1,475,475)	(12,697)
90 Day Euro Futures	12/14/20	5	(1,218,919)	Short	(1,229,750)	(10,831)
90 Day Euro Futures	03/15/21	5	(1,219,356)	Short	(1,230,500)	(11,144)
90 Day Euro Futures	09/13/21	9	(2,195,179)	Short	(2,214,787)	(19,608)
90 Day Euro Futures	03/14/22	8	(1,950,670)	Short	(1,967,700)	(17,030)
90 Day Euro Futures	09/19/22	7	(1,706,137)	Short	(1,720,775)	(14,638)
90 Day Euro Futures	03/13/23	6	(1,461,503)	Short	(1,473,975)	(12,472)
90 Day Euro Futures	12/18/23	8	(1,946,870)	Short	(1,963,500)	(16,630)
90 Day Euro Futures	12/16/24	22	(5,347,293)	Short	(5,392,475)	(45,182)
U.S. 10-Year Ultra Bond	03/20/20	85	(12,102,311)	Short	(11,959,766)	142,545
U.S. 2-Year Treasury Note	03/31/20	1,006	(216,954,207)	Short	(216,793,000)	161,207
U.S. 5-Year Treasury Note	03/31/20	1,897	(226,021,176)	Short	(225,001,984)	1,019,192

Total Short Futures						$1,137,505

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.2%*:

Asset-Backed Securities — 57.4%*:

CDO/CLO — 36.7%*:
AIMCO CLO 10 Ltd., 3M USD LIBOR + 3.550%(a)	5.50	(b)%	7/22/2032	500,000	$500,000	$499,949
Allegro CLO X Ltd., 3M USD LIBOR + 2.750%(a)	4.72	(b)	4/20/2032	500,000	500,000	500,819
Allegro CLO X Ltd., 3M USD LIBOR + 3.800%(a)	5.77	(b)	4/20/2032	500,000	500,000	501,313
Anchorage Capital CLO Ltd., 3M USD LIBOR + 2.850%(a)	4.85	(b)	7/15/2032	500,000	500,000	501,491
Ares CLO Ltd. 2019-53A C, 3M USD LIBOR + 2.650%(a)	5.19	(b)	4/24/2031	500,000	500,000	500,634
Avery Point VII CLO Ltd., 3M USD LIBOR + 3.600%(a)	5.60	(b)	1/15/2028	500,000	500,000	500,053
Bain Capital Credit Clo 2019-4 Ltd., 3M USD LIBOR + 4.250%(a),(c)	6.14	(b)	1/23/2033	250,000	250,000	253,610
Bain Capital Credit CLO Ltd. 2017-2, 3M USD LIBOR + 2.500%(a)	4.44	(b)	7/25/2030	750,000	750,000	733,759
Ballyrock CLO 2016-1 Ltd., 3M USD LIBOR + 3.500%(a)	5.50	(b)	10/15/2028	500,000	500,000	500,613
Ballyrock CLO 2019-2 Ltd., 3M USD LIBOR + 4.100%(a),(c)	6.00	(b)	11/20/2030	500,000	500,000	503,353
Ballyrock CLO Ltd. 2019-1, 3M USD LIBOR + 3.700%(a)	5.70	(b)	7/15/2032	500,000	500,000	500,338
Carlyle US Clo 2017-2 Ltd., 3M USD LIBOR + 2.400%(a)	4.37	(b)	7/20/2031	500,000	497,054	490,828
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.050%(a)	4.02	(b)	4/20/2032	500,000	500,000	501,534
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.750%(a)	4.72	(b)	4/20/2032	500,000	500,000	502,550
Crestline Denali CLO XIV Ltd., 3M USD LIBOR + 1.800%(a)	3.73	(b)	10/23/2031	250,000	250,000	249,199
Dryden 50 Senior Loan Fund, 3M USD LIBOR + 2.250%(a)	4.25	(b)	7/15/2030	500,000	495,596	490,977
Eaton Vance CLO Ltd. 2013-1, 3M USD LIBOR + 2.800%(a)	4.80	(b)	1/15/2028	500,000	500,000	500,032
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 1.950%(a)	3.95	(b)	4/15/2031	500,000	500,000	501,348
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 3.750%(a)	5.75	(b)	4/15/2031	300,000	300,000	301,513
Elmwood CLO II Ltd., 3M USD LIBOR + 2.900%(a)	4.87	(b)	4/20/2031	750,000	750,000	754,783
Elmwood CLO II Ltd., 3M USD LIBOR + 3.950%(a),(c)	5.92	(b)	4/20/2031	500,000	500,000	502,010
Highbridge Loan Management Ltd. 12-2018, 3M USD LIBOR + 1.850%(a)	3.85	(b)	7/18/2031	500,000	480,027	486,428
Kayne CLO 4 Ltd., 3M USD LIBOR + 2.100%(a)	4.04	(b)	4/25/2032	500,000	500,000	501,654
Kestrel Aircraft Funding Ltd.(a),(c)	4.25		12/15/2038	322,774	328,951	328,039
KKR Financial CLO Ltd. 25 B1, 3M USD LIBOR + 2.000%(a)	4.00	(b)	4/15/2032	500,000	500,000	500,375

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
KKR Financial CLO Ltd. 25 C, 3M USD LIBOR + 2.750%(a)	4.75	(b)%	4/15/2032	500,000	$500,000	$501,890
KREF Ltd. 2018-FL1, 1M USD LIBOR + 2.550%(a)	4.29	(b)	6/15/2036	420,000	423,345	421,574
Madison Park Funding Ltd. 2019 34A D, 3M USD LIBOR + 3.700%(a)	5.64	(b)	4/25/2031	500,000	500,000	500,620
Neuberger Berman Loan Advisers CLO 34 Ltd., 3M USD LIBOR + 4.200%(a),(c)	6.09	(b)	1/20/2033	500,000	500,000	504,860
Octagon Investment Partners 42 Ltd., 3M USD LIBOR + 1.950%(a)	3.95	(b)	4/15/2031	500,000	500,000	500,502
OHA Credit Funding 2 Ltd., 3M USD LIBOR + 4.000%(a)	5.97	(b)	4/21/2031	500,000	500,145	503,162
Riserva CLO Ltd., 3M USD LIBOR + 3.450%(a)	5.45	(b)	10/18/2028	500,000	500,000	499,454
TICP CLO VI Ltd. 2016-2, 3M USD LIBOR + 3.300%(a)	5.30	(b)	1/15/2029	500,000	500,000	500,133
Verde CLO, 3M USD LIBOR + 1.900%(a)	3.90	(b)	4/15/2032	500,000	500,000	501,007
Voya CLO 2019-4 Ltd., 3M USD LIBOR + 3.830%(a),(c)	5.72	(b)	1/15/2033	500,000	490,118	499,211

Total CDO/CLO				17,042,774	17,015,236	17,039,615

Other Asset-Backed Securities — 20.7%*:
Aaset 2019-1 Trust(a)	3.84		5/15/2039	307,775	307,775	309,853
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	3.29	(b)	7/25/2058	100,000	86,743	94,297
AccessLex Institute 2004-1 B, 3M USD LIBOR + 0.570%	2.50	(b)	9/22/2037	49,211	47,378	46,047
AccessLex Institute 2004-A A3	3.27	(b)	7/1/2039	300,000	296,376	295,434
AccessLex Institute 2006-1 B, 3M USD LIBOR + 0.450%	2.36	(b)	8/25/2037	70,320	62,302	66,727
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	196,720	204,096	204,124
Arbys Funding LLC 2015-1A A2(a)	4.97		10/30/2045	38,400	38,400	39,377
Ascentium Equipment Receivables Trust 2018-2 B(a)	5.18		7/10/2026	81,000	80,974	83,696
Ascentium Equipment Receivables Trust 2019-1(a)	4.31		4/12/2027	220,000	219,961	225,207
Avis Budget Rental Car Funding AESOP LLC(a)	3.15		3/20/2026	431,000	430,975	426,139
Blackbird Capital Aircraft Lease Securitization Ltd. 2016-1(a)	5.68		12/16/2041	204,427	211,898	212,190
Castlelake Aircraft Securitization Trust 2019-1A(a)	5.10		4/15/2039	282,094	284,864	284,360
CLI Funding VI LLC(a)	4.64		5/18/2044	188,237	188,207	189,755
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	3.44	(b)	11/26/2046	72,807	73,917	73,123

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.48	(b)%	1/15/2037	76,557	$68,264	$70,058
College Loan Corp. Trust I 2017-1 B2, 28 day ARS	3.18	(b)	1/25/2047	45,000	38,808	43,708
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	28,685	27,475	27,788
EdLinc Student Loan Funding Trust 2017-A A, Prime — 1.150%(a)	4.35	(b)	12/1/2047	62,745	62,324	61,867
EDvestinU Private Education Loan Issue No 1 LLC(a)	4.49		11/25/2043	277,000	276,808	287,300
Goodgreen 2019-2(a),(c),(d)	3.86		10/15/2054	299,021	298,973	299,036
Hertz Vehicle Financing II LP(a)	5.31		10/25/2023	310,000	318,703	324,728
Horizon Aircraft Finance I Ltd.(a)	5.27		12/15/2038	458,214	467,384	469,234
Horizon Aircraft Finance II Ltd.(a)	4.70		7/15/2039	292,308	292,298	291,132
Labrador Aviation Finance Ltd. 2016-1A(a)	4.30		1/15/2042	204,427	204,982	208,134
Navient Student Loan Trust 2015-2, 1M USD LIBOR + 1.500%	3.29	(b)	8/25/2050	200,000	198,639	199,220
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%(a)	2.99	(b)	3/25/2067	100,000	95,875	98,935
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	29,949	29,766	30,226
Nelnet Student Loan Trust, 1M USD LIBOR + 1.550%(a)	3.34	(b)	8/25/2067	450,000	450,000	449,999
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.14	(b)	1/25/2038	202,886	190,568	186,028
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	2.20	(b)	6/25/2041	125,537	117,435	115,548
Nelnet Student Loan Trust 2015-3, 1M USD LIBOR + 1.500%(a)	3.29	(b)	6/25/2054	375,000	371,957	368,351
Pioneer Aircraft Finance Ltd.(a),(c)	4.95		6/15/2044	320,179	320,168	321,531
Primose Funding LLC(a)	4.48		7/30/2049	600,000	600,000	607,314
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.11	(b)	2/15/2045	77,175	66,918	71,332
SLM Student Loan Trust 2002-7 B, 28 day ARS	5.27	(b)	12/15/2039	80,000	80,057	79,973
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.550%	2.49	(b)	10/25/2065	178,087	169,370	168,558
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.54	(b)	6/15/2038	53,863	49,756	50,676
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	2.44	(b)	7/25/2039	167,020	154,820	158,140
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.23	(b)	1/25/2044	104,201	96,994	97,388
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.15	(b)	10/25/2040	97,780	86,517	91,161
SLM Student Loan Trust 2013-6, 1M USD LIBOR + 1.500%	3.29	(b)	7/26/2083	100,000	100,000	91,940
SoFi Professional Loan Program LLC 2017-A C(a)	4.43		3/26/2040	100,000	99,508	105,611

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	3.21	(b)%	8/1/2035	100,000	$98,673	$97,377
Store Master Funding I-VII(a)	4.32		10/20/2046	356,786	378,594	374,133
Store Master Funding I-VII(a)	4.74		10/20/2048	228,658	235,427	244,295
Taco Bell Funding LLC 2016-1A A23(a)	4.97		5/25/2046	68,250	68,839	71,862
Textainer Marine Containers VII Ltd.(a)	5.28		4/20/2044	189,333	189,259	190,047
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.24	(b)	10/25/2040	58,651	54,073	54,227
Wave USA 2019-1 B(a)	4.58		9/15/2044	245,525	245,525	244,326
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	375,829	384,346	392,509

Total Other Asset-Backed Securities				9,580,657	9,522,969	9,594,021

Total Asset-Backed Securities				26,623,431	26,538,205	26,633,636

Corporate Bonds — 33.2%*:

Auto Manufacturers — 1.8%*:
Ford Motor Credit Co. LLC	3.35		11/1/2022	430,000	429,804	434,375
Geely Automobile Holdings Ltd., 5 year CMT + 5.449%(c)	4.00		12/9/2024	400,000	398,564	397,600

Total Auto Manufacturers				830,000	828,368	831,975

Chemicals — 0.6%*:
OCP SA(a),(c)	4.50		10/22/2025	250,000	247,754	267,356

Commercial Banks — 3.4%*:
Bank of America Corp.	4.20		8/26/2024	400,000	429,600	429,526
Goldman Sachs Group, Inc. (The)	5.75		1/24/2022	205,000	215,514	220,070
Morgan Stanley	4.10		5/22/2023	865,000	879,363	913,405

Total Commercial Banks				1,470,000	1,524,477	1,563,001

Commercial Services — 0.7%*:
DP World Crescent Ltd.(c)	3.88		7/18/2029	300,000	297,259	307,478

Diversified Financial Services — 4.1%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust(c)	4.88		1/16/2024	580,000	602,634	628,791
Athene Global Funding(a)	2.75		6/25/2024	225,000	227,276	227,290
LeasePlan Corp. NV(a),(c)	2.88		10/24/2024	350,000	350,968	349,881
Shinhan Financial Group Co. Ltd.(a),(c)	3.34		2/5/2030	242,000	242,000	245,681
Shinhan Financial Group Co. Ltd.(c)	5.88		7/23/2022	200,000	203,678	214,937
SPARC EM SPC Panama Metro Line 2 SP(c)	Zero Coupon		12/5/2022	237,796	225,275	228,286

Total Diversified Financial Services				1,834,796	1,851,831	1,894,866

Electric — 3.4%*:
CEZ AS(c)	0.88		12/2/2026	585,000	641,246	652,736

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Electric (Continued)
PT Perusahaan Listrik Negara(a),(c)	1.88%		11/5/2031	588,000	$649,585	$654,613
Tabreed Sukuk Spc Ltd.(c)	5.50		10/31/2025	250,000	268,162	279,922

Total Electric				1,423,000	1,558,993	1,587,271

Energy-Alternate Sources — 0.6%*:
Empresa Electrica Cochrane SpA(a),(c)	5.50		5/14/2027	288,000	287,994	300,240

Engineering & Construction — 0.6%*:
Dianjian International Finance Ltd.(c)	4.60	(e)	12/31/2099	250,000	246,253	257,864

Gas — 0.4%*:
Promigas SA ESP / Gases del Pacifico SAC(a)	3.75		10/16/2029	200,000	198,495	201,752

Insurance — 0.7%*:
Hanwha Life Insurance Co. Ltd.(c)	4.70		4/23/2048	300,000	296,878	305,885

Investment Company Security — 0.5%*:
TCP Capital Corp.	4.13		8/11/2022	225,000	232,340	233,005

Media — 1.0%*:
Cable Onda SA(a),(c)	4.50		1/30/2030	450,000	445,535	473,850

Mining — 1.8%*:
Gold Fields Orogen Holdings BVI Ltd.(a)	6.13		5/15/2029	400,000	454,068	444,000
Industrias Penoles SAB de CV(a),(c)	4.15		9/12/2029	200,000	197,314	207,063
MMC Norilsk Nickel OJSC Via MMC Finance DAC(a),(c)	4.10		4/11/2023	200,000	196,703	207,562

Total Mining				800,000	848,085	858,625

Miscellaneous Manufacturing — 1.6%*:
General Electric Co.	5.30		2/11/2021	730,000	743,301	753,162

Multi-National — 1.0%*:
Africa Finance Corp.(a),(c)	4.38		4/17/2026	260,000	258,238	275,535
Eastern & Southern African Trade & Development Bank(c)	4.88		5/23/2024	200,000	199,025	208,208

Total Multi-National				460,000	457,263	483,743

Oil and Gas — 2.9%*:
EQT Corp.	3.00		10/1/2022	640,000	637,376	628,997
Raizen Fuels Finance SA(a)	5.30		1/20/2027	350,000	382,215	380,953
Sibur Securities DAC(a),(c)	3.45		9/23/2024	325,000	325,000	331,042

Total Oil and Gas				1,315,000	1,344,591	1,340,992

Pharmaceuticals — 1.0%*:
CVS Health Corp.	3.35		3/9/2021	481,000	482,018	488,997

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Pipelines — 1.0%*:
Energy Transfer Operating LP	7.50%		10/15/2020	37,000	$38,162	$38,452
KazTransGas JSC(a),(c)	4.38		9/26/2027	400,000	405,632	419,625

Total Pipelines				437,000	443,794	458,077

Real Estate — 1.6%*:
NE Property BV(c)	1.88		10/9/2026	415,000	450,172	464,005
Shimao Property Holdings Ltd.(c)	6.38		10/15/2021	250,000	257,828	261,250

Total Real Estate				665,000	708,000	725,255

Real Estate Investment Trusts — 2.1%*:
PLA Administradora Industrial S de RL de CV(a),(c)	4.96		7/18/2029	290,000	290,000	299,791
Service Properties Trust	4.50		6/15/2023	335,000	346,056	348,278
Tanger Properties LP	3.88		12/1/2023	316,000	323,705	325,355

Total REITS				941,000	959,761	973,424

Retail — 0.4%*:
El Puerto de Liverpool SAB de CV(a),(c)	3.95		10/2/2024	200,000	199,439	205,752

Telecommunications — 0.5%*:
AT&T, Inc.	3.00		6/30/2022	230,000	228,781	234,956

Trucking and Leasing — 1.5%*:
Park Aerospace Holdings Ltd.(a),(c)	5.25		8/15/2022	650,000	677,722	692,510

Total Corporate Bonds				14,729,796	15,108,932	15,440,036

Mortgage-Backed Securities — 6.2%*:
BBCMS 2018-CHRS Mortgage Trust(a)	4.27	(f)	8/5/2038	100,000	97,804	105,743
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.700%(a)	3.44	(b)	11/15/2035	420,000	420,705	420,919
COMM 2014-LC17 Mortgage Trust	4.57	(f)	10/10/2047	400,000	410,284	419,504
COMM 2014-UBS5 Mortgage Trust	4.61	(f)	9/10/2047	395,000	409,843	408,142
Connecticut Avenue Securities Trust 2019-R02, 1M USD LIBOR + 2.300%(a)	4.09	(b)	8/25/2031	430,000	431,187	432,943
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%(a)	3.94	(b)	9/25/2031	200,000	200,000	201,055
GS Mortgage Securities Corp. II(a)	3.00	(f)	7/10/2051	500,000	448,964	459,849
GS Mortgage Securities Trust 2016-GS2	4.53	(f)	5/10/2049	200,000	207,050	215,251
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB(a)	3.78	(f)	6/5/2039	213,000	211,357	214,079

Total Mortgage-Backed Securities				2,858,000	2,837,194	2,877,485

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

U.S. Treasury & Government Agencies — 0.4%*:
Federal National Mortgage Association STACR Trust, 1M USD LIBOR + 2.050%(a)	3.84%	7/25/2049	200,000	$200,000	$200,862

Total Fixed Income			44,411,227	44,684,331	45,152,019

Total Investments			44,411,227	44,684,331	45,152,019

Other assets and liabilities — 2.8%*					1,291,607

Net Assets — 100.0%					$46,443,626

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.
(c)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	77.1%
Ireland	4.4%
Slovakia	1.7%
Mexico	1.6%
Panama	1.6%
China	1.5%
Indonesia	1.4%
Czech Republic	1.4%
United Arab Emirates	1.3%
Russia	1.2%
Romania	1.0%
South Africa	1.0%
Other (Individually less than 1%)	4.8%

Total	100.0%

(d)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(e)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(f)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

A summary of outstanding derivatives at December 31, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/7/20	Citibank N.A.	EUR	1,586,048	$1,779,515	$1,779,879	$(364)
1/7/20	Barclays Bank plc	GBP	295,944	392,053	383,442	8,611

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$8,247

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/7/20	HSBC Bank USA	EUR	1,580,348	$1,773,119	$1,743,601	$(29,517)
1/7/20	Barclays Bank plc	EUR	5,700	6,395	6,289	(106)
2/6/20	Citibank N.A.	EUR	1,586,328	1,783,145	1,783,487	342
1/7/20	Barclays Bank plc	GBP	294,531	390,181	379,852	(10,329)
1/7/20	HSBC Bank USA	GBP	1,413	1,871	1,826	(45)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(39,655)

Currency Legend

CRC	–	Costa Rican Colon
EUR	–	Euro
GBP	–	British Pound Sterling
KES	–	Kenyan Shilling

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Futures
Euro Bund	03/06/20	7	(1,333,572)	Short	$(1,338,670)	$19,851
Euro-BOBL Future	03/06/20	3	(443,759)	Short	(449,678)	2,383
Euro-SCHATZ Future	03/06/20	3	(369,930)	Short	(376,572)	280
U.S. 10-Year Ultra Bond	03/20/20	22	(3,132,363)	Short	(3,095,469)	36,894
U.S. 5-Year Treasury Note	03/31/20	93	(11,083,867)	Short	(11,030,672)	53,195

Total Short Futures						$112,603

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 89.5%*:

Corporate Bonds — 42.2%*:

Auto Manufacturers — 0.9%*:
Geely Automobile Holdings Ltd., 5 year CMT + 5.449%(a)	4.00	(b)%	12/9/2024	500,000	$498,205	$497,000

Chemicals — 3.1%*:
Braskem Idesa SAPI(a),(c)	7.45		11/15/2029	795,000	792,305	847,081
Consolidated Energy Finance SA(c)	6.88		6/15/2025	170,000	175,042	162,350
Grupo Idesa SA de CV(a),(c)	7.88		12/18/2020	1,000,000	958,191	831,260

Total Chemicals				1,965,000	1,925,538	1,840,691

Commercial Banks — 9.3%*:
Banco Daycoval SA(a)	4.25		12/13/2024	497,000	494,263	505,697
Banco Mercantil del Norte SA, 10 year CMT + 5.353%(a),(c)	7.63	(b)	1/10/2028	500,000	546,026	535,312
Burgan Bank SAK, 5 year USD Swap + 4.007%(a)	5.75	(b)	7/9/2024	500,000	499,250	508,930
National Bank of Greece SA, 5 year EUR Swap + 8.464%(a)	8.25	(b)	7/18/2029	750,000	844,200	927,506
Nova Ljubljanska Banka dd(a)	3.65		11/19/2029	400,000	440,400	454,908
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.427%(a),(c)	8.00	(b)	4/7/2030	715,000	715,000	739,589
TBC Bank JSC, 5 year USD Swap + 8.995%(a),(c)	10.78	(b)	10/3/2024	645,000	645,000	651,450
Turkiye Halk Bankasi AS(a),(c)	4.75		2/11/2021	600,000	571,244	579,750
Vietnam Prosperity JSC Bank(a)	6.25		7/17/2022	500,000	497,111	505,241

Total Commercial Banks				5,107,000	5,252,494	5,408,383

Diversified Financial Services — 2.0%*:
Muthoot Finance Ltd.(a),(c)	6.13		10/31/2022	1,140,000	1,140,000	1,184,650

Energy-Alternate Sources — 0.6%*:
Mong Duong Finance Holdings BV(a),(c)	5.13		5/7/2029	340,000	340,000	347,957

Food — 1.8%*:
Minerva Luxembourg SA(a),(c)	5.88		1/19/2028	500,000	467,284	524,375
NBM US Holdings, Inc.(a),(c)	6.63		8/6/2029	500,000	526,094	542,656

Total Food				1,000,000	993,378	1,067,031

Household Products — 0.6%*:
Walnut Bidco plc(a),(c)	6.75		8/1/2024	317,000	352,647	379,474

Media — 0.8%*:
Cable Onda SA(a),(c)	4.50		1/30/2030	450,000	445,535	473,850

Mining — 2.6%*:
Metinvest BV(a),(c)	5.63		6/17/2025	750,000	815,561	857,436
Petra Diamonds US Treasury plc(a),(c)	7.25		5/1/2022	1,050,000	1,048,360	662,812

Total Mining				1,800,000	1,863,921	1,520,248

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Multi-National — 2.1%*:
Asian Development Bank, TBIB6MIR(a),(d)	8.46	(b)%	7/14/2021	1,360,000	$456,743	$469,580
European Bank for Reconstruction & Development, GGRRC9MX — 0.500%(a),(d)	7.10	(b)	10/29/2022	1,200,000	404,027	417,483
International Bank for Reconstruction & Development(a),(d)	7.25		11/22/2021	960,000	325,424	333,986

Total Multi-National				3,520,000	1,186,194	1,221,049

Oil and Gas — 4.5%*:
C&W Senior Financing DAC(a),(c)	6.88		9/15/2027	450,000	465,623	481,199
Kosmos Energy Ltd.(a),(c)	7.13		4/4/2026	555,000	555,000	567,487
Petroleos Mexicanos(a)	6.75		9/21/2047	750,000	704,941	751,410
Tullow Oil plc(a),(c)	7.00		3/1/2025	1,000,000	1,001,956	841,820

Total Oil and Gas				2,755,000	2,727,520	2,641,916

Real Estate — 4.3%*:
Kaisa Group Holdings Ltd.(a)	11.25		4/9/2022	750,000	763,653	780,920
New Metro Global Ltd.(a)	6.50		4/23/2021	500,000	493,744	496,381
Powerlong Real Estate Holdings Ltd.(a)	7.13		11/8/2022	305,000	303,649	308,615
Sunac China Holdings Ltd.(a)	7.95		10/11/2023	630,000	625,913	662,965
Yuzhou Properties Co. Ltd.(a)	6.38		3/6/2021	250,000	249,895	252,500

Total Real Estate				2,435,000	2,436,854	2,501,381

Retail — 1.6%*:
Arabian Centres Sukuk Ltd.(a),(c)	5.38		11/26/2024	500,000	500,000	511,250
Eurotorg LLC Via Bonitron DAC(a),(c)	8.75		10/30/2022	400,000	404,141	426,000

Total Retail				900,000	904,141	937,250

Sovereign — 0.9%*:
Ukreximbank Via Biz Finance plc, 5 year USD ICE Swap + 8.178%(a)	9.95	(b)	11/14/2029	500,000	500,000	505,625

Telecommunications — 3.8%*:
IHS Netherlands Holdco BV(a),(c)	8.00		9/18/2027	655,000	655,000	692,663
Kenbourne Invest SA(a),(c)	6.88		11/26/2024	550,000	550,000	573,375
LCPR Senior Secured Financing DAC(a),(c)	6.75		10/15/2027	200,000	200,000	212,000
Network i2i Ltd., 5 year CMT + 4.277%(a),(c)	5.65	(b)	1/15/2025	500,000	470,878	495,000
Turk Telekomunikasyon AS(a),(c)	6.88		2/28/2025	250,000	248,666	266,875

Total Telecommunications				2,155,000	2,124,544	2,239,913

Transportation — 3.3%*:
International Airport Finance SA(a),(c)	12.00		3/15/2033	500,000	553,970	548,750
MV24 Capital BV(a),(c)	6.75		6/1/2034	599,524	599,524	633,278
Prumo Participacoes e Investimentos SA(a),(c)	7.50		12/31/2031	301,166	309,608	312,986

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Transportation (Continued)
Ukraine Railways Via Rail Capital Markets plc(a)	8.25%	7/9/2024	400,000	$400,000	$426,600

Total Transportation			1,800,690	1,863,102	1,921,614

Total Corporate Bonds			26,684,690	24,554,073	24,688,032

Foreign Government — 47.3%*:

Angola — 1.0%*:
Angolan Government International Bond(a),(c)	8.00	11/26/2029	250,000	250,000	266,250
Angolan Government International Bond(a),(c)	8.25	5/9/2028	280,000	289,187	301,875

Total Angola			530,000	539,187	568,125

Brazil — 2.7%*:
Brazil Notas do Tesouro Nacional Serie B(a)	6.00	8/15/2050	1,320,000	1,234,466	1,567,611

Colombia — 2.4%*:
Colombian TES(a)	7.50	8/26/2026	1,350,000,000	447,459	447,395
Colombian TES(a)	10.00	7/24/2024	2,688,600,000	1,026,507	967,616

Total Colombia			4,038,600,000	1,473,966	1,415,011

Costa Rica — 1.4%*:
Costa Rica Government International Bond(a),(c)	6.13	2/19/2031	770,000	762,945	817,884

Dominican Republic — 1.2%*:
Dominican Republic International Bond(a),(c)	8.63	4/20/2027	570,000	661,151	691,838

Egypt — 1.4%*:
Egypt Government International Bond(a),(c)	6.38	4/11/2031	670,000	751,974	803,207

El Salvador — 4.2%*:
El Salvador Government International Bond(a),(c)	7.12	1/20/2050	860,000	860,000	915,367
El Salvador Government International Bond(a),(c)	8.25	4/10/2032	600,000	641,923	714,563
El Salvador Government International Bond(a),(c)	8.63	2/28/2029	670,000	771,567	804,837

Total El Salvador			2,130,000	2,273,490	2,434,767

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Ghana — 3.5%*:
Ghana Government Bond(a)	16.50%	3/22/2021	420,000	$75,818	$70,141
Ghana Government Bond(a)	16.50	2/6/2023	4,059,000	902,158	631,878
Ghana Government Bond(a)	17.60	11/28/2022	561,000	98,035	90,184
Ghana Government Bond(a)	18.25	7/25/2022	1,639,000	309,888	269,707
Ghana Government Bond(a)	19.50	10/18/2021	115,000	21,446	19,617
Ghana Government Bond(a)	20.00	1/3/2022	196,000	36,129	33,630
Ghana Government Bond(a)	21.50	3/9/2020	480,000	110,028	84,470
Ghana Government Bond(a)	24.50	6/21/2021	235,000	45,711	42,962
Ghana Government Bond(a)	24.75	3/1/2021	155,000	29,700	28,175
Ghana Government Bond(a)	24.75	7/19/2021	653,000	130,024	120,200
Republic of Ghana Government Bond(a),(c)	10.75	10/14/2030	500,000	647,833	640,000

Total Ghana			9,013,000	2,406,770	2,030,964

Greece — 0.9%*:
Hellenic Republic Government Bond(a),(c)	3.88	3/12/2029	375,000	427,171	508,292

Honduras — 0.7%*:
Honduras Government International Bond(a),(c)	6.25	1/19/2027	370,000	402,640	403,763

Indonesia — 2.2%*:
Indonesia Treasury Bond(a)	8.25	5/15/2036	3,300,000,000	240,365	251,496
Indonesia Treasury Bond(a)	8.38	3/15/2034	13,640,000,000	1,038,569	1,058,187

Total Indonesia			16,940,000,000	1,278,934	1,309,683

Ivory Coast — 1.6%*:
Ivory Coast Government International Bond(a),(c)	5.25	3/22/2030	270,000	292,216	308,298
Ivory Coast Government International Bond(a),(c)	5.88	10/17/2031	550,000	599,603	640,070

Total Ivory Coast			820,000	891,819	948,368

Malaysia — 2.3%*:
Malaysia Government Bond(a)	3.96	9/15/2025	502,000	120,934	126,957
Malaysia Government Bond(a)	4.92	7/6/2048	4,368,000	1,159,649	1,208,644

Total Malaysia			4,870,000	1,280,583	1,335,601

Mexico — 9.1%*:
Mexican Bonos(a)	7.75	11/13/2042	53,550,000	2,552,381	2,989,619
Mexican Bonos(a)	8.00	11/7/2047	41,000,000	1,873,302	2,365,447

Total Mexico			94,550,000	4,425,683	5,355,066

Oman — 1.0%*:
Oman Government International Bond(a),(c)	6.00	8/1/2029	550,000	550,000	574,406

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Peru — 1.7%*:
Peru Government Bond(a)	6.85%	2/12/2042	2,809,000	$980,920	$1,014,935

South Africa — 4.5%*:
Republic of South Africa Government Bond(a)	10.50	12/21/2026	32,950,000	2,511,670	2,627,925

Tunisia — 1.4%*:
Banque Centrale de Tunisie International Bond(a),(c)	6.38	7/15/2026	380,000	424,872	422,492
Banque Centrale de Tunisie International Bond(a),(c)	6.75	10/31/2023	350,000	386,703	405,722

Total Tunisia			730,000	811,575	828,214

Ukraine — 4.1%*:
Ukraine Government International Bond(a),(c)	6.75	6/20/2026	895,000	1,020,917	1,126,805
Ukraine Government International Bond(a),(c)	8.99	2/1/2024	600,000	597,939	673,500
Ukraine Government International Bond(a),(c)	9.75	11/1/2028	480,000	484,319	583,800

Total Ukraine			1,975,000	2,103,175	2,384,105

Total Foreign Government			21,133,602,000	25,768,119	27,619,765

Total Fixed Income			21,160,286,690	50,322,192	52,307,797

Total Investments			21,160,286,690	50,322,192	52,307,797

Other assets and liabilities — 10.5%*					6,142,326

Net Assets — 100.0%					$58,450,123

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	15.9%
Ukraine	8.0%
Brazil	7.8%
Ghana	6.6%
South Africa	6.3%
China	5.7%
El Salvador	4.7%
India	3.2%
Greece	2.7%
Colombia	2.7%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Malaysia	2.6%
Indonesia	2.5%
Supranational	2.3%
Peru	1.9%
Ivory Coast	1.8%
Vietnam	1.6%
Turkey	1.6%
Tunisia	1.6%
Costa Rica	1.6%
Egypt	1.5%
Russia	1.4%
Niger	1.3%
Dominican Republic	1.3%
Georgia	1.3%
Oman	1.1%
Chile	1.1%
Angola	1.1%
Spain	1.1%
Saudi Arabia	1.0%
Kuwait	1.0%
Other (Individually less than 1%)	5.7%

Total	100.0%

(b)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.
(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

A summary of outstanding derivatives at December 31, 2019 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/21/20	EUR/PLN	Citibank N.A.	15,643,391	3,596,504	$84,795
2/11/20	EUR/PLN	Citibank N.A.	461,189	107,425	784
1/21/20	HUF/EUR	Bank of America N.A.	266,843	89,254,226	(3,111)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$82,468

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/28/20	Citibank N.A.	AUD	2,993,448	$2,101,984	$2,020,144	$81,840
1/28/20	Bank of America N.A.	AUD	1,073,992	754,152	735,000	19,152
2/18/20	Morgan Stanley & Co.	AUD	2,231,436	1,567,703	1,530,000	37,703
1/14/20	Citibank N.A.	BRL	7,065,096	1,755,616	1,723,000	32,616
1/14/20	JPMorgan Chase Bank N.A.	BRL	4,446,415	1,104,896	1,059,618	45,278
1/14/20	JPMorgan Chase Bank N.A.	CLP	984,972,865	1,310,132	1,266,921	43,211
1/14/20	Goldman Sachs & Co.	CLP	793,326,635	1,055,220	1,095,074	(39,854)
1/14/20	Citibank N.A.	COP	3,807,952,500	1,157,881	1,111,000	46,881
1/21/20	Barclays Bank plc	EUR	3,796,505	4,263,303	4,199,575	63,728
1/21/20	Bank of America N.A.	EUR	3,267,483	3,669,236	3,654,000	15,236
2/11/20	Bank of America N.A.	EUR	440,086	494,843	490,878	3,965
4/15/20	Citibank N.A.	GTQ	2,507,533	324,605	322,997	1,608
4/29/20	Citibank N.A.	GTQ	1,220,104	157,874	158,219	(345)
1/21/20	Goldman Sachs & Co.	HUF	327,467,010	1,110,817	1,086,000	24,817
1/28/20	JPMorgan Chase Bank N.A.	IDR	20,750,583,000	1,497,125	1,461,000	36,125
1/28/20	Barclays Bank plc	INR	80,026,264	1,121,091	1,122,971	(1,880)
1/28/20	Citibank N.A.	KRW	1,299,455,500	1,125,094	1,117,907	7,187
1/27/20	JPMorgan Chase Bank N.A.	LKR	55,082,789	303,023	302,072	951
2/10/20	JPMorgan Chase Bank N.A.	LKR	27,556,498	151,402	151,036	366
1/14/20	Goldman Sachs & Co.	MXN	58,618,162	3,095,468	3,090,000	5,468
1/14/20	Bank of America N.A.	MXN	1,725,396	91,114	89,000	2,114
1/14/20	Morgan Stanley & Co.	MXN	2,211,101	116,762	114,000	2,762
1/28/20	Barclays Bank plc	MYR	7,720,358	1,891,022	1,841,918	49,104
1/14/20	Citibank N.A.	PEN	34,256	10,336	10,083	253
1/28/20	JPMorgan Chase Bank N.A.	PHP	142,493,746	2,809,135	2,798,000	11,135
1/28/20	Citibank N.A.	PKR	12,828,704	82,252	80,532	1,720
1/28/20	JPMorgan Chase Bank N.A.	PKR	23,696,968	151,935	150,409	1,526
3/18/20	Standard Chartered Bank	PKR	33,236,458	210,891	209,460	1,431
3/18/20	Citibank N.A.	PKR	37,918,090	240,596	237,004	3,592
11/16/20	JPMorgan Chase Bank N.A.	PKR	21,183,808	128,477	129,927	(1,450)
11/16/20	Citibank N.A.	PKR	49,760,750	301,792	305,000	(3,208)
1/21/20	BNP Paribas S.A.	PLN	4,290,493	1,130,949	1,110,000	20,949
1/21/20	Citibank N.A.	PLN	135,553	35,731	35,000	731
1/21/20	Bank of America N.A.	PLN	301,794	79,551	79,000	551
2/11/20	Barclays Bank plc	RON	4,931,891	1,153,548	1,149,000	4,548
1/21/20	Goldman Sachs & Co.	RUB	35,902,677	577,624	545,662	31,962

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$551,773

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/20	Morgan Stanley & Co.	BRL	10,845,886	$2,695,110	$2,603,304	$(91,806)
1/14/20	Citibank N.A.	BRL	1,295,299	321,871	321,000	(871)
1/21/20	Bank of America N.A.	CHF	1,104,972	1,142,957	1,121,465	(21,492)
1/14/20	JPMorgan Chase Bank N.A.	CLP	1,778,299,500	2,365,352	2,442,719	77,367
1/14/20	Morgan Stanley & Co.	COP	3,777,574,000	1,148,643	1,114,000	(34,643)
1/14/20	Citibank N.A.	COP	3,599,154,000	1,094,391	1,053,000	(41,391)
1/14/20	Goldman Sachs & Co.	COP	1,217,612,959	370,238	346,267	(23,971)
1/21/20	Bank of America N.A.	EUR	775,657	871,027	860,000	(11,027)
1/21/20	Bank of America N.A.	HUF	642,006,443	2,177,782	2,149,000	(28,782)
1/21/20	Citibank N.A.	HUF	19,690,107	66,792	67,000	208
1/28/20	JPMorgan Chase Bank N.A.	IDR	4,915,276,000	354,630	346,000	(8,630)
1/28/20	Barclays Bank plc	IDR	31,485,936,572	2,271,665	2,190,800	(80,865)
2/18/20	JPMorgan Chase Bank N.A.	IDR	45,137,098,100	3,251,131	3,158,649	(92,482)
2/18/20	Citibank N.A.	IDR	668,199,000	48,129	47,000	(1,129)
1/21/20	Citibank N.A.	ILS	865,441	250,828	246,000	(4,828)
1/21/20	Bank of America N.A.	ILS	3,405,140	986,903	975,490	(11,413)
2/11/20	Bank of America N.A.	ILS	4,731,912	1,372,957	1,368,000	(4,957)
2/11/20	Goldman Sachs & Co.	ILS	5,576,054	1,617,884	1,606,515	(11,369)
1/28/20	Standard Chartered Bank	INR	4,159,180	58,266	58,000	(266)
1/28/20	Barclays Bank plc	INR	75,867,084	1,062,825	1,052,000	(10,825)
1/28/20	Bank of America N.A.	JPY	302,989,794	2,791,792	2,803,023	11,231
1/28/20	Citibank N.A.	KRW	57,148,700	49,480	49,000	(480)
1/28/20	JPMorgan Chase Bank N.A.	KRW	1,242,306,800	1,075,614	1,052,000	(23,614)
1/21/20	JPMorgan Chase Bank N.A.	KZT	664,200,234	1,730,905	1,661,878	(69,027)
1/14/20	Bank of America N.A.	MXN	57,707,974	3,047,404	2,982,000	(65,404)
1/28/20	Barclays Bank plc	MYR	2,426,274	594,291	576,641	(17,650)
1/14/20	Morgan Stanley & Co.	PEN	3,590,873	1,083,465	1,075,144	(8,321)
1/21/20	JPMorgan Chase Bank N.A.	PLN	5,183,097	1,366,234	1,347,000	(19,234)
1/28/20	Barclays Bank plc	SGD	2,269,226	1,687,530	1,668,000	(19,530)
1/28/20	Bank of America N.A.	SGD	1,351,210	1,004,840	985,343	(19,497)
2/18/20	Bank of America N.A.	SGD	3,999,582	2,974,897	2,937,580	(37,317)
1/28/20	Standard Chartered Bank	THB	5,306,048	177,249	176,000	(1,249)
1/28/20	Citibank N.A.	THB	79,118,324	2,642,960	2,601,712	(41,248)
1/21/20	Bank of America N.A.	ZAR	47,364,328	3,373,722	3,174,468	(199,254)
1/21/20	Goldman Sachs & Co.	ZAR	949,079	67,602	64,000	(3,602)
1/21/20	Barclays Bank plc	ZAR	16,011,813	1,140,508	1,069,000	(71,508)
2/11/20	HSBC Bank USA	ZAR	7,764,758	551,536	540,658	(10,878)
2/11/20	Barclays Bank plc	ZAR	8,240,566	585,331	562,554	(22,777)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(1,022,531)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Nuevo Sol
PHP	–	Philippines Peso
PKR	–	Pakistan Rupee
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Future
U.S. Ultra Bond	03/20/20	8	(1,488,540)	Short	$(1,453,250)	$35,290

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
CZK-PRIBOR Rate	Receive	0.85%	8/23/29	1Y/6M	60,924,370	LCH	$68,143
HUF-BUBOR Rate	Receive	1.41%	11/11/29	1Y/6M	769,100,000	LCH	27,641
HUF-BUBOR Rate	Receive	1.08%	2/06/22	1Y/6M	1,590,000,000	LCH	(111,935)
HUF-BUBOR Rate	Receive	1.32%	12/17/21	1Y/6M	2,241,000,000	LCH	(129,606)
HUF-BUBOR Rate	Receive	0.97%	3/26/22	1Y/6M	1,500,000,000	LCH	(85,047)
PLN-WIBOR Rate	Receive	2.01%	3/22/24	1Y/6M	19,000,000	LCH	(101,591)
HUF-BUBOR Rate	Receive	2.27%	5/27/29	1Y/6M	142,000,000	LCH	(40,607)
HUF-BUBOR Rate	Receive	1.85%	6/25/29	1Y/6M	1,335,000,000	LCH	(191,577)
PLN-WIBOR Rate	Receive	1.87%	6/25/24	1Y/6M	12,500,000	LCH	(44,356)
CZK-PRIBOR Rate	Pay	2.0%	9/27/21	1Y/6M	309,000,000	LCH	(70,478)

Total Centrally Cleared Interest Rate Swaps							$(679,413)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
375,000 EUR	3.88%	1Y/6M	03/12/2029	Citibank N.A.	424,875 USD	6.64%	$(112)	$24,221	$24,333
270,000 EUR	3.88%	1Y/6M	03/22/2030	Citibank N.A.	305,910 USD	8.19%	(81)	19,462	19,543
400,000 EUR	3.65%	1Y/6M	11/19/2029	Citibank N.A.	440,600 USD	6.02%	200	(8,256)	(8,456)
317,000 EUR	6.75%	1Y/6M	08/01/2024	Citibank N.A.	353,011 USD	9.71%	(365)	8,459	8,824
550,000 EUR	5.88%	1Y/6M	10/17/2031	Citibank N.A.	605,000 USD	8.46%	—	(18,127)	(18,127)
350,000 EUR	6.75%	1Y/6M	10/31/2023	Citibank N.A.	385,875 USD	9.27%	(368)	(5,742)	(5,374)
750,000 EUR	8.25%	1Y/6M	07/18/2029	Citibank N.A.	843,675 USD	11.44%	(525)	43,560	44,085
380,000 EUR	6.38%	1Y/6M	07/15/2026	Citibank N.A.	427,538 USD	9.25%	(114)	16,739	16,853
750,000 EUR	5.63%	1Y/6M	06/17/2025	Citibank N.A.	819,150 USD	8.12%	(1,088)	(26,318)	(25,230)
300,000 EUR	6.75%	1Y/6M	06/20/2026	Citibank N.A.	336,030 USD	9.73%	(165)	8,401	8,566
595,000 EUR	6.75%	1Y/6M	06/20/2026	Citibank N.A.	671,160 USD	9.58%	327	17,485	17,158
670,000 EUR	6.88%	1Y/6M	04/11/2031	Citibank N.A.	751,740 USD	9.95%	(234)	30,665	30,899

Total OTC Cross Currency Swaps							$(2,525)	$110,549	$113,074

OTC — Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 10/7/2019 receiving a fixed rate of 7.05% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 10/8/2024.	RUB	146,600,000	$44,646	$44,646
Agreement with Bank of America N.A. dated 10/4/2019 receiving a fixed rate of 5.88% paying the notional amount multiplied by the BRL-CDI rate. Expiring 2/1/2023.	BRL	18,084,492	29,633	29,633
Agreement with Bank of America N.A. dated 3/21/2019 receiving a fixed rate of 8.21% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	110,000,000	220,933	220,933
Agreement with Bank of America N.A. dated 3/20/2019 receiving a fixed rate of 8.27% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	94,000,000	192,854	192,854
Agreement with Bank of America N.A. dated 4/9/2019 receiving a fixed rate of 8.31% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/10/2024.	RUB	124,000,000	220,239	220,239
Agreement with Bank of America N.A. dated 4/8/2019 receiving a fixed rate of 8.35% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/9/2024.	RUB	124,000,000	223,839	223,839
Agreement with Bank of America N.A. dated 4/4/2019 receiving a fixed rate of 8.35% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/4/2024.	RUB	73,000,000	131,822	131,822
Agreement with Bank of America N.A. dated 4/2/2019 receiving a fixed rate of 8.40% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/3/2024.	RUB	73,000,000	134,441	134,441
Agreement with Citibank N.A. dated 3/20/2019 receiving a fixed rate of 8.28% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	62,000,000	127,648	127,648

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Citibank N.A. dated 8/21/2019 paying a fixed rate of 0.48% receiving the notional amount multiplied by the 6 Month CLICP rate. Expiring 8/21/2024.	CLP	1,602,971,451	$(26,733)	$(26,733)
Agreement with Citibank N.A. dated 8/22/2019 paying a fixed rate of 0.46% receiving the notional amount multiplied by the 6 Month CLICP rate. Expiring 8/26/2024.	CLP	1,602,661,558	(24,723)	(24,723)
Agreement with Credit Suisse First Boston dated 8/20/2019 receiving a fixed rate of 6.38% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/3/2023.	BRL	15,433,848	90,542	90,542

Total OTC Interest Rate Swaps			$1,365,141	$1,365,141

OTC Credit Default Swaps — Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED APPRECIATION
Brazil Government International Bond	1.00%	3M	12/20/2024	JPMorgan Chase Bank N.A.	$1,000,000	$1,000,000	$(39,971)	$(16,506)	$23,465
Brazil Government International Bond	1.00%	3M	12/20/2024	BNP Paribas S.A.	1,500,000	1,500,000	(19,867)	1,131	20,998
Colombia Government International Bond	1.00%	3M	12/20/2024	BNP Paribas S.A.	1,500,000	1,500,000	9,982	19,967	9,985
Indonesia Government International Bond	1.00%	3M	12/20/2024	BNP Paribas S.A.	3,000,000	3,000,000	28,734	53,859	25,125
Mexico Government International Bond	1.00%	3M	12/20/2024	Bank of America N.A.	2,000,000	2,000,000	(6,396)	21,127	27,523

Total OTC Credit Default Swaps							$(27,518)	$79,578	$107,096

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

	SHARES	COST	FAIR VALUE
Equities — 95.8%*:

Common Stocks — 95.8%*:

Communication Services — 8.7%*:
Mail.Ru Group Ltd.(a),(b)	5,891	$145,728	$131,369
Tencent Holdings Ltd.(b)	18,200	749,188	877,266

Total Communication Services	24,091	894,916	1,008,635

Consumer Discretionary — 11.3%*:
Alibaba Group Holding Ltd.(a),(b)	4,029	632,446	854,551
Prosus NV(a),(b)	2,331	179,030	173,955
Samsonite International SA(c)	55,500	164,954	133,189
Topsports International Holdings Ltd.(b),(c)	124,000	141,558	149,902

Total Consumer Discretionary	185,860	1,117,988	1,311,597

Consumer Staples — 2.7%*:
CP ALL Public Company Limited(b)	71,600	150,311	172,703
X5 Retail Group NV(b)	4,259	103,537	146,935

Total Consumer Staples	75,859	253,848	319,638

Energy — 6.5%*:
CNOOC Ltd.(b)	154,000	271,157	256,130
Gazprom PJSC(b)	16,594	131,623	136,403
Reliance Industries Ltd.(b),(c)	8,504	288,054	361,845

Total Energy	179,098	690,834	754,378

Financials — 32.1%*:
AIA Group Ltd.(b)	21,000	174,125	220,448
B3 SA — Brasil Bolsa Balcao(b)	18,007	97,381	192,349
Banco do Brasil SA(b)	8,300	56,922	108,983
Bancolombia SA(b)	3,723	152,248	203,983
China Construction Bank Corp.(b)	496,000	410,951	428,382
China Pacific Insurance Group Co. Ltd.(b)	49,400	172,692	194,625
Grupo Financiero Banorte SAB de CV(b)	38,152	260,213	213,001
Hana Financial Group, Inc.(b)	8,040	293,968	256,540
HDFC Bank Ltd.(b)	7,600	358,595	481,612
Itau Unibanco Holding SA(b)	21,781	152,280	199,296
Mega Financial Holding Co. Ltd.(b)	213,000	182,642	217,427
Ping An Insurance Group Co. of China Ltd.(b)	35,000	332,657	413,678
PT Bank Negara Indonesia Persero Tbk(b)	443,700	218,213	250,895
Sanlam Ltd.(b)	32,257	164,909	182,174
Sberbank of Russia PJSC(b)	10,509	119,730	172,348

Total Financials	1,406,469	3,147,526	3,735,741

Industrials — 3.4%*:
China State Construction International Holdings Ltd.(b)	210,000	198,648	190,804
Rumo SA(a),(b)	31,435	109,236	203,956

Total Industrials	241,435	307,884	394,760

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	SHARES	COST	FAIR VALUE
Common Stocks (Continued)

Information Technology — 18.2%*:
Chicony Electronics Co. Ltd.(b)	49,000	$100,603	$145,478
Hangzhou Hikvision Digital Technology Co. Ltd.(b)	33,300	135,628	156,516
Infosys Ltd.(b)	7,249	81,144	74,810
Samsung Electronics Co. Ltd.(b)	17,290	692,046	834,262
Sunny Optical Technology Group Co. Ltd.(b)	5,400	62,423	93,484
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	74,000	616,159	817,093

Total Information Technology	186,239	1,688,003	2,121,643

Materials — 5.4%*:
Alrosa PJSC(a),(b)	70,000	84,295	95,098
Angang Steel Co. Ltd.(b)	234,000	156,043	97,296
Anglo American plc(b)	7,459	153,049	212,405
LG Chem Ltd.(b)	793	250,323	217,716

Total Materials	312,252	643,710	622,515

Real Estate — 5.3%*:
China Overseas Land & Investment Ltd.(b)	88,000	266,867	342,749
China Resources Land Ltd.(b)	56,000	188,928	278,839

Total Real Estate	144,000	455,795	621,588

Utilities — 2.2%*:
Huaneng Renewables Corp. Ltd.(b)	392,000	114,310	152,428
Light SA(b)	18,165	82,058	107,291

Total Utilities	410,165	196,368	259,719

Total Common Stocks	3,165,468	9,396,872	11,150,214

Total Equities	3,165,468	9,396,872	11,150,214

Mutual Fund — 3.3%*:
iShares MSCI India ETF	11,081	372,133	389,497

Total Investments	3,176,549	9,769,005	11,539,711

Other assets and liabilities — 0.9%*			103,418

Net Assets — 100.0%			$11,643,129

*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	37.6%
Republic of Korea	11.3%
India	11.3%
Taiwan	10.2%
Brazil	7.0%
Russia	5.9%
Hong Kong	4.4%
South Africa	3.4%
Indonesia	2.2%
Mexico	1.9%
Colombia	1.8%
Netherlands	1.5%
Thailand	1.5%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.2%*:

Common Stock — 0.2%*:

Oil and Gas — 0.2%*:
Jupiter Resources, Inc.(a)			33,592	$162,354	$33,592

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(b)			319	—	80
Appvion Holdings Corp. (exp. June 13, 2023)(b)			319	—	40

Total Diversified/Conglomerate Manufacturing			638	—	120

Total Warrants			638	—	120

Total Equities			34,230	162,354	33,712

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.6%*:

Bank Loans — 8.5%*(c):

Aerospace and Defense — 1.1%*:
Ducommun Corp., 1M LIBOR + 4.000%	5.94%	11/21/2025	24,399	24,291	24,399
TransDigm, Inc., 1M LIBOR + 2.500%	4.30	6/9/2023	241,541	238,327	242,196

Total Aerospace and Defense			265,940	262,618	266,595

Broadcasting and Entertainment — 0.1%*:
CSC Holdings, LLC, 3M LIBOR + 2.500%	4.24	4/15/2027	40,101	40,095	40,235

Chemicals, Plastics and Rubber — 0.4%*:
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.55	5/7/2025	107,842	104,120	105,686

Containers, Packaging and Glass — 1.1%*:
BWAY Holding Co., 1M LIBOR + 3.250%	5.23	4/3/2024	148,855	147,014	148,204
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.09	12/29/2023	122,595	116,597	121,421

Total Containers, Packaging and Glass			271,450	263,611	269,625

Diversified/Conglomerate Manufacturing — 0.2%*:
Tank Holding Corp., 1M LIBOR + 4.000%	6.41	3/26/2026	61,542	61,264	61,726

Diversified/Conglomerate Service — 1.4%*:
Almonde, Inc., 3M LIBOR + 3.500%(a)	5.70	6/13/2024	124,665	119,947	123,626
Evertec Group, LLC, 1M LIBOR + 3.500%	5.30	11/27/2024	42,878	42,701	43,200
Vertafore, Inc., 1M LIBOR + 3.250%	5.05	7/2/2025	178,200	174,568	175,931

Total Diversified/Conglomerate Service			345,743	337,216	342,757

Electronics — 0.5%*:
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.32	1/27/2023	123,728	116,510	118,877

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Leisure, Amusement, Entertainment — 0.3%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	4.80%	3/31/2024	77,777	$77,701	$78,102

Oil and Gas — 1.0%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.18	4/11/2022	300,000	302,764	249,666

Telecommunications — 2.4%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.05	10/2/2025	112,711	111,749	111,320
CenturyLink, Inc., 3M LIBOR + 2.750%	4.55	1/31/2025	246,231	244,806	247,093
CommScope, Inc., 1M LIBOR + 3.250%	5.05	4/6/2026	29,663	29,397	29,820
Sabre Industries, Inc., 1M LIBOR + 4.250%	6.04	4/15/2026	36,042	35,717	36,245
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.31	2/2/2024	172,010	166,580	170,333

Total Telecommunications			596,657	588,249	594,811

Total Bank Loans			2,190,780	2,154,148	2,128,080

Corporate Bonds — 89.1%*:

Aerospace and Defense — 5.5%*:
Global Aircraft Leasing Co. Ltd.(d)	6.50	9/15/2024	437,000	437,000	455,988
Heathrow Finance plc(a)	3.88	3/1/2027	100,000	127,407	133,950
Moog, Inc.(d)	4.25	12/15/2027	66,000	66,000	67,162
TransDigm, Inc.(d)	5.50	11/15/2027	250,000	250,000	252,807
Triumph Group, Inc.(d)	6.25	9/15/2024	216,000	216,000	227,070
Triumph Group, Inc.	7.75	8/15/2025	218,000	218,000	227,309

Total Aerospace and Defense			1,287,000	1,314,407	1,364,286

Automobile — 3.9%*:
AA Bond Co. Ltd.(a)	4.88	7/31/2043	100,000	124,745	134,915
AA Bond Co. Ltd.(a)	5.50	7/31/2043	200,000	277,015	225,844
Allison Transmission, Inc.(d)	5.88	6/1/2029	105,000	105,000	114,975
Garrett LX I Sarl/Garrett Borrowing LLC(a)	5.13	10/15/2026	200,000	227,526	226,592
Gates Global LLC / Gates Global Co.(d)	6.25	1/15/2026	150,000	150,000	152,582
RAC Bond Co. PLC(a)	5.00	11/6/2022	100,000	116,806	117,886

Total Automobile			855,000	1,001,092	972,794

Beverage, Food and Tobacco — 6.0%*:
Boparan Finance PLC(a)	5.50	7/15/2021	150,000	193,557	144,622
JBS Investments II GmbH(d)	5.75	1/15/2028	175,000	175,000	184,538
JBS Investments II GmbH(d)	7.00	1/15/2026	175,000	177,391	190,370
JBS USA LUX SA/JBS USA Finance, Inc.(d)	6.75	2/15/2028	218,000	218,000	240,892
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	5.50	1/15/2030	109,000	109,000	117,077
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	6.50	4/15/2029	175,000	175,000	194,474
Pilgrim’s Pride Corp.(d)	5.75	3/15/2025	175,000	178,031	180,885

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco (Continued)
Premier Foods Finance plc, 3M GBP LIBOR + 5.000%(a)	5.79	(e)%	7/15/2022	100,000	$126,870	$132,626
Sunshine Mid BV(a)	6.50		5/15/2026	100,000	121,055	119,956

Total Beverage, Food and Tobacco				1,377,000	1,473,904	1,505,440

Broadcasting and Entertainment — 10.5%*:
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.75		3/1/2030	300,000	300,000	305,409
Clear Channel Worldwide Holdings, Inc.(d)	5.13		8/15/2027	218,000	218,000	227,003
Clear Channel Worldwide Holdings, Inc.(d)	9.25		2/15/2024	162,000	162,000	179,415
CSC Holdings LLC(d)	5.75		1/15/2030	175,000	175,000	186,813
Diamond Sports Group LLC/Diamond Sports Finance Co.(d)	5.38		8/15/2026	218,000	218,000	220,518
DISH DBS Corp.	7.75		7/1/2026	109,000	109,000	115,474
DISH Network Corp.	3.38		8/15/2026	40,000	38,804	38,476
Intelsat Jackson Holdings SA(d)	8.50		10/15/2024	109,000	109,000	99,281
Intelsat Jackson Holdings SA(d)	9.75		7/15/2025	22,000	23,039	20,350
Netflix, Inc.	3.88		11/15/2029	100,000	111,565	118,620
Netflix, Inc.(d)	4.88		6/15/2030	50,000	50,000	50,781
Netflix, Inc.(d)	5.38		11/15/2029	87,000	87,000	92,653
Nexstar Broadcasting, Inc.(d)	5.63		7/15/2027	218,000	224,021	229,728
Sirius XM Radio, Inc.(d)	4.63		7/15/2024	218,000	218,000	228,900
Sirius XM Radio, Inc.(d)	5.50		7/1/2029	175,000	175,000	189,217
Tele Columbus AG(a)	3.88		5/2/2025	150,000	159,058	164,082
Terrier Media Buyer, Inc.(d)	8.88		12/15/2027	150,000	150,000	158,625

Total Broadcasting and Entertainment				2,501,000	2,527,487	2,625,345

Buildings and Real Estate — 1.4%*:
Mattamy Group Corp.(a),(d)	6.50		10/1/2025	39,000	38,209	41,633
MPT Operating Partnership LP / MPT Finance Corp.	3.69		6/5/2028	150,000	193,586	203,791
Standard Industries, Inc.	2.25		11/21/2026	100,000	110,205	115,476

Total Buildings and Real Estate				289,000	342,000	360,900

Cargo Transport — 2.3%*:
American Airlines Group, Inc.(d)	5.00		6/1/2022	218,000	218,000	228,083
Kenan Advantage Group, Inc.(d)	7.88		7/31/2023	350,000	356,332	342,272

Total Cargo Transport				568,000	574,332	570,355

Chemicals, Plastics and Rubber — 2.6%*:
CF Industries, Inc.	4.95		6/1/2043	12,000	12,045	12,510
Consolidated Energy Finance SA(d)	6.88		6/15/2025	87,000	86,679	83,085
CVR Partners LP/CVR Nitrogen Finance Corp.(d)	9.25		6/15/2023	125,000	130,826	130,573
Diamond BC BV	5.63		8/15/2025	100,000	107,702	110,151

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber (Continued)
INEOS Group Holdings SA(a)	5.38%		8/1/2024	100,000	$109,243	$116,376
LBC Tank Terminals Holding Netherlands BV(d)	6.88		5/15/2023	188,000	184,173	190,115

Total Chemicals, Plastics and Rubber				612,000	630,668	642,810

Containers, Packaging and Glass — 0.6%*:
Mauser Packaging Solutions Holding Co.(d)	7.25		4/15/2025	161,000	154,637	158,988

Diversified/Conglomerate Manufacturing — 1.5%*:
Amsted Industries, Inc.(d)	4.63		5/15/2030	250,000	250,000	251,807
Appvion ESC, 3M EURIBOR + 4.125%(b),(d)	9.00	(e)	6/1/2020	327,000	302,114	—
Energizer Gamma Acquisition BV	4.63		7/15/2026	100,000	116,130	118,620

Total Diversified/Conglomerate Manufacturing				677,000	668,244	370,427

Diversified/Conglomerate Service — 4.1%*:
Algeco Global Finance PLC(a)	6.50		2/15/2023	100,000	121,938	111,890
Carlson Travel, Inc.(d)	9.50		12/15/2024	245,000	245,000	243,775
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho(d)	10.00		11/30/2024	134,000	144,512	144,887
Iron Mountain UK PLC	3.88		11/15/2025	100,000	132,815	135,275
Korn Ferry(d)	4.63		12/15/2027	110,000	110,000	110,550
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	9.25		5/15/2023	91,000	95,835	95,436
Verisure Midholding AB(a)	5.75		12/1/2023	150,000	176,872	173,092

Total Diversified/Conglomerate Service				930,000	1,026,972	1,014,905

Ecological — 0.6%*:
GFL Environmental, Inc.(a),(d)	5.13		12/15/2026	65,000	65,000	68,340
GFL Environmental, Inc.(a),(d)	7.00		6/1/2026	87,000	87,989	91,907

Total Ecological				152,000	152,989	160,247

Electronics — 3.3%*:
Dell International LLC/EMC Corp.(d)	7.13		6/15/2024	91,000	95,873	96,005
TIBCO Software, Inc.(d)	11.38		12/1/2021	500,000	518,102	518,150
Veritas US, Inc./Veritas Bermuda Ltd.(d)	10.50		2/1/2024	231,000	234,421	213,675

Total Electronics				822,000	848,396	827,830

Finance — 3.3%*:
Alliance Data Systems Corp.(d)	4.75		12/15/2024	150,000	150,000	149,625
Arrow Global Finance PLC(a)	5.13		9/15/2024	150,000	193,631	202,068
Cabot Financial Luxembourg SA(a)	7.50		10/1/2023	100,000	133,133	137,443
Garfunkelux Holdco 3 S.A.(a)	8.50		11/1/2022	150,000	186,575	195,759
Jerrold Finco PLC(a)	6.13		1/15/2024	100,000	124,555	136,864

Total Finance				650,000	787,894	821,759

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 9.9%*:
Advanz Pharma Corp.(a)	8.00%	9/6/2024	150,000	$144,769	$141,750
Bausch Health Americas., Inc.(d)	8.50	1/31/2027	149,000	153,466	169,681
Bausch Health Cos., Inc.(d)	5.88	5/15/2023	15,000	13,316	15,131
Bausch Health Cos., Inc.(a),(d)	5.00	1/30/2028	129,000	129,000	132,405
Bausch Health Cos., Inc.(a),(d)	5.25	1/30/2030	136,000	136,000	141,032
Centene Corp.(d)	4.25	12/15/2027	175,000	173,541	180,031
Centene Corp.(d)	4.63	12/15/2029	200,000	200,000	210,270
Centene Corp.(d)	5.38	6/1/2026	9,000	9,423	9,551
Cerba(a)	5.38	4/15/2025	100,000	108,963	113,011
Cream Tech(a)	5.25	12/15/2025	200,000	233,661	234,221
Envision Healthcare Corp.(d)	8.75	10/15/2026	153,000	153,000	94,860
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d)	6.63	5/15/2022	267,000	259,506	265,331
Par Pharmaceutical, Inc.(d)	7.50	4/1/2027	131,000	131,000	130,345
Rossini Sarl(a)	6.75	10/30/2025	100,000	118,884	124,789
Service Corp. International/US	5.13	6/1/2029	218,000	218,000	231,625
Synlab Unsecured Bondco PLC(a)	8.25	7/1/2023	100,000	129,524	117,498
Unilabs Subholding AB(a)	5.75	5/15/2025	100,000	112,275	116,047
WellCare Health Plans, Inc.	5.25	4/1/2025	43,000	44,297	44,720

Total Healthcare, Education and Childcare			2,375,000	2,468,625	2,472,298

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.5%*:
LSF9 Balta Issuer Sarl(a)	7.75	9/15/2022	202,500	237,819	215,560
Resideo Funding, Inc.(d)	6.13	11/1/2026	150,000	149,635	151,125

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			352,500	387,454	366,685

Hotels, Motels, Inns and Gaming — 1.3%*:
ESH Hospitality, Inc.(d)	4.63	10/1/2027	163,000	163,000	165,037
Wynn Macau Ltd.(a),(d)	5.13	12/15/2029	150,000	150,000	153,077

Total Hotels, Motels, Inns and Gaming			313,000	313,000	318,114

Insurance — 0.6%*:
Acrisure LLC/Acrisure Finance, Inc.(d)	7.00	11/15/2025	143,000	143,000	137,995

Leisure, Amusement, Entertainment — 3.3%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	100,000	128,112	130,022
CPUK Finance Ltd.(a)	4.88	8/28/2025	100,000	121,041	136,501
LCPR Senior Secured Financing DAC(a),(d)	6.75	10/15/2027	100,000	100,000	106,000
Live Nation Entertainment, Inc.(d)	4.75	10/15/2027	199,000	199,000	205,965
Playtech plc(a)	4.25	3/7/2026	100,000	116,396	119,062
Warner Music Group	3.63	10/15/2026	100,000	116,211	118,620

Total Leisure, Amusement, Entertainment			699,000	780,760	816,170

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.4%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(d)	9.00%	2/15/2023	218,000	$218,000	$195,655
EnerSys(d)	4.38	12/15/2027	153,000	153,000	151,103

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			371,000	371,000	346,758

Mining, Steel, Iron and Non-Precious Metals — 6.3%*:
Constellium SE	4.25	2/15/2026	200,000	231,270	233,314
First Quantum Minerals Ltd.(a),(d)	6.88	3/1/2026	200,000	200,000	202,500
First Quantum Minerals Ltd.(a),(d)	7.50	4/1/2025	42,000	39,306	42,945
Hecla Mining Co.	6.88	5/1/2021	218,000	208,141	217,291
Kinross Gold Corp.(a)	5.95	3/15/2024	111,000	113,974	123,210
Kinross Gold Corp.	6.88	9/1/2041	72,000	71,660	83,610
New Gold, Inc.(d)	6.25	11/15/2022	86,000	77,777	85,597
Northwest Acquisitions ULC/Dominion Finco, Inc.(a),(d)	7.13	11/1/2022	107,000	104,299	80,250
Peabody Energy Corp.(d)	6.00	3/31/2022	199,000	199,309	194,025
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.(d)	7.50	6/15/2025	218,000	215,599	209,644
Warrior Met Coal, Inc.(d)	8.00	11/1/2024	86,000	86,000	87,290

Total Mining, Steel, Iron and Non-Precious Metals			1,539,000	1,547,335	1,559,676

Oil and Gas — 5.0%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.(d)	11.00	4/15/2025	41,000	44,166	44,587
CGG Holding US, Inc.(a),(d)	9.00	5/1/2023	175,000	185,024	185,719
Cheniere Energy Partners LP(d)	4.50	10/1/2029	130,000	130,000	133,588
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	6.25	11/1/2028	30,000	27,746	28,500
Jonah Energy LLC/Jonah Energy Finance Corp.(d)	7.25	10/15/2025	164,000	164,000	48,380
KCA Deutag UK Finance PLC(a),(d)	9.63	4/1/2023	175,000	178,983	119,000
Laredo Petroleum, Inc.	5.63	1/15/2022	109,000	103,584	105,730
Neptune Energy Bondco PLC(d)	6.63	5/15/2025	150,000	152,363	149,907
Oasis Petroleum, Inc.	2.63	9/15/2023	18,000	13,324	13,973
Oasis Petroleum, Inc.	6.88	1/15/2023	57,000	56,345	55,717
Parkland Fuel Corp.(a),(d)	5.88	7/15/2027	159,000	159,000	170,982
SM Energy Co.	6.63	1/15/2027	104,000	104,000	102,217
Welltec A/S(a),(d)	9.50	12/1/2022	100,000	99,378	99,000

Total Oil and Gas			1,412,000	1,417,913	1,257,300

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
WEPA Hygieneprodukte GmbH(a)	2.88	12/15/2027	100,000	110,085	115,978

Personal Transportation — 0.5%*:
Hertz Corp. (The)(d)	6.00	1/15/2028	128,000	127,821	128,000

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal, Food and Miscellaneous — 1.0%*:
Mattel, Inc.(d)	5.88%	12/15/2027	150,000	$148,818	$158,062
Simmons Foods, Inc.(d)	7.75	1/15/2024	91,000	91,681	98,053

Total Personal, Food and Miscellaneous			241,000	240,499	256,115

Printing and Publishing — 0.5%*:
Xerox Corp.	4.13	3/15/2023	132,000	134,298	136,785

Retail Stores — 2.7%*:
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)	5.88	2/15/2028	107,000	107,000	113,688
Maxeda DIY Holding B.V.(a)	6.13	7/15/2022	100,000	114,070	108,796
Takko Luxembourg 2 SCA(a)	5.38	11/15/2023	100,000	101,623	110,628
Travelex Financing PLC(a)	8.00	5/15/2022	300,000	337,287	344,081

Total Retail Stores			607,000	659,980	677,193

Telecommunications — 7.2%*:
Altice Finco S.A.(a)	9.00	6/15/2023	100,000	116,586	116,220
CenturyLink, Inc.(d)	5.13	12/15/2026	150,000	150,000	152,644
CommScope Technologies Finance LLC(d)	6.00	6/15/2025	89,000	83,084	89,101
Intelsat Connect Finance SA(d)	9.50	2/15/2023	—	1	—
Midcontinent Communications/Midcontinent Finance Corp.(d)	5.38	8/15/2027	109,000	109,000	115,268
Sprint Capital Corp.	8.75	3/15/2032	88,000	108,917	106,810
Sprint Corp.	7.63	3/1/2026	199,000	209,056	219,457
Sprint Corp.	7.88	9/15/2023	46,000	48,499	50,753
Telecom Italia SpA/Milano(a)	4.00	4/11/2024	100,000	113,872	124,088
United Group BV(a)	4.88	7/1/2024	100,000	117,709	116,937
UPC Broadband(a)	3.63	6/15/2029	100,000	114,396	119,024
ViaSat, Inc.(d)	5.63	4/15/2027	130,000	130,000	139,100
Virgin Media Receivables Financing Notes I DAC(a)	5.50	9/15/2024	100,000	134,752	136,103
Virgin Media Secured Finance PLC(a),(d)	5.50	5/15/2029	218,000	221,667	230,807
Ziggo BV(a),(d)	4.88	1/15/2030	89,000	89,000	91,876

Total Telecommunications			1,618,000	1,746,539	1,808,188

Utilities — 1.8%*:
Energia Group Power & Energy(a)	4.00	9/15/2025	100,000	119,387	115,802
Techem Verwaltungsgesellschaft 674 mbH(a)	6.00	7/30/2026	175,000	207,917	211,756
Vistra Operations Co. LLC(d)	5.00	7/31/2027	109,000	109,000	113,903

Total Utilities			384,000	436,304	441,461

Total Corporate Bonds			21,295,500	22,387,635	22,234,802

Total Fixed Income			23,486,280	24,541,783	24,362,882

Total Investments			23,520,510	24,704,137	24,396,594

Other assets and liabilities — 2.2%*					561,262

Net Assets — 100.0%					$24,957,856

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	70.3%
United Kingdom	12.5%
Germany	3.9%
Switzerland	1.9%
Canada	1.9%
France	1.7%
Netherlands	1.3%
Italy	1.0%
Zambia	1.0%
Other (Individually less than 1%)	4.5%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.

A summary of outstanding derivatives at December 31, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/20	Barclays Bank plc	EUR	1,346	$1,510	$1,502	$8
1/8/20	Bank of America N.A.	EUR	217,058	243,550	241,273	2,277
1/8/20	Citibank N.A.	GBP	108,225	143,376	144,271	(895)
1/8/20	Bank of America N.A.	GBP	442,933	586,794	582,370	4,424

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$5,814

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/8/20	JPMorgan Chase Bank N.A.	EUR	4,051,085	$4,545,520	$4,497,896	$(47,624)
1/8/20	Citibank N.A.	GBP	2,288,529	3,031,826	2,964,493	(67,333)
1/8/20	Bank of America N.A.	GBP	38,912	51,550	50,444	(1,106)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(116,063)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.3%*:

Common Stocks — 0.3%*:

Oil and Gas — 0.3%*:
Jupiter Resources, Inc.(a)			39,729	$192,017	$39,729
Fieldwood Energy LLC			4,100	88,421	74,484
Fieldwood Energy LLC			1,006	35,210	18,276

Total Oil and Gas			44,835	315,648	132,489

Total Common Stocks			44,835	315,648	132,489

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(b)			357	—	89
Appvion Holdings Corp. (exp. June 13, 2023)(b)			357	—	45

Total Diversified/Conglomerate Manufacturing			714	—	134

Total Warrants			714	—	134

Total Equities			45,549	315,648	132,623

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.7%*:

Bank Loans — 8.6%*(c):

Aerospace and Defense — 0.5%*:
Ducommun Corp., 1M LIBOR + 4.000%	5.94%	11/21/2025	25,334	25,222	25,334
TransDigm, Inc., 1M LIBOR + 2.500%	4.30	6/9/2023	241,542	238,324	242,196

Total Aerospace and Defense			266,876	263,546	267,530

Broadcasting and Entertainment — 0.6%*:
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(a)	7.84	8/13/2021	294,559	294,565	295,131
CSC Holdings, LLC, 3M LIBOR + 2.500%	4.24	4/15/2027	44,856	44,855	45,005

Total Broadcasting and Entertainment			339,415	339,420	340,136

Buildings and Real Estate — 0.1%*:
GYP Holdings III Corp., 1M LIBOR + 2.750%	4.55	6/1/2025	28,636	28,636	28,663

Chemicals, Plastics and Rubber — 0.3%*:
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.55	5/7/2025	158,360	152,676	155,193

Containers, Packaging and Glass — 1.9%*:
BWAY Holding Co., 1M LIBOR + 3.250%	5.23	4/3/2024	495,554	481,398	493,388
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.09	12/29/2023	245,190	233,110	242,841
Reynolds Group Holdings, Inc., 1M LIBOR + 2.750%	4.55	2/5/2023	220,624	213,490	221,143

Total Containers, Packaging and Glass			961,368	927,998	957,372

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 0.2%*:
Tank Holding Corp., 1M LIBOR + 4.000%	6.41%	3/26/2026	91,715	$91,301	$91,990

Diversified/Conglomerate Service — 1.4%*:
Almonde, Inc., 3M LIBOR + 3.500%(a)	5.70	6/13/2024	249,329	239,893	247,252
Evertec Group, LLC, 1M LIBOR + 3.500%	5.30	11/27/2024	45,688	45,500	46,031
SonicWall U.S. Holdings, Inc., 3M LIBOR + 7.500%	9.40	5/18/2026	51,897	51,479	45,064
Vertafore, Inc., 1M LIBOR + 3.250%	5.05	7/2/2025	396,000	387,929	390,959

Total Diversified/Conglomerate Service			742,914	724,801	729,306

Electronics — 0.6%*:
Renaissance Holding Corp., 1M LIBOR + 7.000%	8.80	5/29/2026	68,963	67,855	64,365
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.32	1/27/2023	247,455	233,019	237,755

Total Electronics			316,418	300,874	302,120

Leisure, Amusement, Entertainment — 0.2%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	4.80	3/31/2024	90,232	90,143	90,608

Oil and Gas — 0.8%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.18	4/11/2022	447,215	391,041	372,181
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.18	4/11/2023	91,996	47,859	51,058

Total Oil and Gas			539,211	438,900	423,239

Telecommunications — 2.0%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.05	10/2/2025	225,421	223,498	222,640
CenturyLink, Inc., 3M LIBOR + 2.750%	4.55	1/31/2025	492,462	489,610	494,186
CommScope, Inc., 1M LIBOR + 3.250%	5.05	4/6/2026	30,480	30,207	30,642
Sabre Industries, Inc., 1M LIBOR + 4.250%	6.04	4/15/2026	45,473	45,062	45,728
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.31	2/2/2024	247,142	239,340	244,732

Total Telecommunications			1,040,978	1,027,717	1,037,928

Total Bank Loans			4,576,123	4,386,012	4,424,085

Corporate Bonds — 89.1%*:

Aerospace and Defense — 4.3%*:
Global Aircraft Leasing Co. Ltd.(d)	6.50	9/15/2024	500,000	500,000	521,725
Moog, Inc.(d)	4.25	12/15/2027	66,000	66,000	67,162
Signature Aviation US Holdings, Inc.(d)	4.00	3/1/2028	266,000	266,000	262,356
TransDigm, Inc.(d)	5.50	11/15/2027	500,000	500,000	505,615
Triumph Group, Inc.(d)	6.25	9/15/2024	216,000	216,000	227,070
Triumph Group, Inc.	7.75	8/15/2025	595,000	599,186	620,406

Total Aerospace and Defense			2,143,000	2,147,186	2,204,334

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile — 1.2%*:
Allison Transmission, Inc.(d)	4.75%	10/1/2027	157,000	$149,721	$162,888
Allison Transmission, Inc.(d)	5.88	6/1/2029	156,000	158,628	170,820
Gates Global LLC / Gates Global Co.(d)	6.25	1/15/2026	250,000	250,000	254,302
Goodyear Tire & Rubber Co. (The)	4.88	3/15/2027	16,000	16,137	16,560

Total Automobile			579,000	574,486	604,570

Beverage, Food and Tobacco — 3.2%*:
JBS Investments II GmbH(d)	7.00	1/15/2026	200,000	202,732	217,566
JBS USA LUX SA/JBS USA Finance, Inc.(d)	6.75	2/15/2028	250,000	250,000	276,252
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	5.50	1/15/2030	125,000	125,000	134,263
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	6.50	4/15/2029	500,000	500,000	555,640
Pilgrim’s Pride Corp.(d)	5.75	3/15/2025	250,000	254,330	258,408
Smithfield Foods, Inc.(d)	5.20	4/1/2029	199,000	198,048	220,713

Total Beverage, Food and Tobacco			1,524,000	1,530,110	1,662,842

Broadcasting and Entertainment — 12.7%*:
Block Communications, Inc.(d)	6.88	2/15/2025	434,000	434,000	450,275
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.75	3/1/2030	482,000	482,000	490,690
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	5.75	2/15/2026	700,000	697,714	738,514
Clear Channel Worldwide Holdings, Inc.(d)	5.13	8/15/2027	250,000	250,000	260,325
Clear Channel Worldwide Holdings, Inc.(d)	9.25	2/15/2024	162,000	162,000	179,415
CSC Holdings LLC(d)	5.75	1/15/2030	547,000	559,419	583,923
CSC Holdings LLC(d)	6.63	10/15/2025	16,000	16,775	17,020
CSC Holdings LLC(d)	7.50	4/1/2028	250,000	250,000	282,500
Diamond Sports Group LLC/Diamond Sports Finance Co.(d)	5.38	8/15/2026	250,000	250,000	252,888
DISH DBS Corp.	5.00	3/15/2023	79,000	77,766	81,042
DISH DBS Corp.	7.75	7/1/2026	280,000	263,334	296,629
DISH Network Corp.	3.38	8/15/2026	82,000	79,548	78,876
Intelsat Jackson Holdings SA(d)	8.50	10/15/2024	211,000	211,714	192,185
Intelsat Jackson Holdings SA(d)	9.75	7/15/2025	56,000	58,648	51,800
Netflix, Inc.(d)	4.88	6/15/2030	75,000	75,000	76,172
Netflix, Inc.(d)	5.38	11/15/2029	339,000	340,249	361,028
Netflix, Inc.	5.88	11/15/2028	250,000	248,636	277,140
Nexstar Broadcasting, Inc.(d)	5.63	7/15/2027	521,000	533,042	549,030
Scripps Escrow, Inc.(d)	5.88	7/15/2027	112,000	112,000	117,320
Sirius XM Radio, Inc.(d)	4.63	7/15/2024	250,000	250,000	262,500
Sirius XM Radio, Inc.(d)	5.00	8/1/2027	350,000	350,000	369,250
Sirius XM Radio, Inc.(d)	5.50	7/1/2029	250,000	250,000	270,310
Terrier Media Buyer, Inc.(d)	8.88	12/15/2027	261,000	261,000	276,008

Total Broadcasting and Entertainment			6,207,000	6,212,845	6,514,840

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate — 3.1%*:
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(d)	6.13%		7/1/2022	225,000	$219,946	$228,375
James Hardie International Finance DAC(d)	4.75		1/15/2025	244,000	239,708	253,150
M/I Homes, Inc.	5.63		8/1/2025	550,000	534,399	576,125
M/I Homes, Inc.	6.75		1/15/2021	250,000	250,000	250,312
Mattamy Group Corp.(a),(d)	5.25		12/15/2027	25,000	25,000	26,000
MPT Operating Partnership LP/MPT Finance Corp.	5.00		10/15/2027	250,000	250,000	265,000

Total Buildings and Real Estate				1,544,000	1,519,053	1,598,962

Cargo Transport — 3.7%*:
American Airlines Group, Inc.(d)	4.63		3/1/2020	250,000	249,948	250,392
American Airlines Group, Inc.(d)	5.00		6/1/2022	412,000	412,000	431,055
Kenan Advantage Group, Inc.(d)	7.88		7/31/2023	700,000	713,061	684,544
XPO Logistics, Inc.(d)	6.13		9/1/2023	500,000	495,847	516,150

Total Cargo Transport				1,862,000	1,870,856	1,882,141

Chemicals, Plastics and Rubber — 2.1%*:
CF Industries, Inc.	4.95		6/1/2043	23,000	23,086	23,978
CF Industries, Inc.	5.38		3/15/2044	48,000	47,166	52,320
Consolidated Energy Finance SA(d)	6.88		6/15/2025	300,000	298,893	286,500
CVR Partners LP/CVR Nitrogen Finance Corp.(d)	9.25		6/15/2023	250,000	261,652	261,145
LBC Tank Terminals Holding Netherlands BV(d)	6.88		5/15/2023	250,000	244,911	252,812
Univar Solutions USA, Inc.(d)	5.13		12/1/2027	177,000	177,000	184,749

Total Chemicals, Plastics and Rubber				1,048,000	1,052,708	1,061,504

Containers, Packaging and Glass — 0.9%*:
Mauser Packaging Solutions Holding Co.(d)	7.25		4/15/2025	302,000	290,063	298,225
Trident TPI Holdings, Inc.(d)	9.25		8/1/2024	148,000	146,106	149,480

Total Containers, Packaging and Glass				450,000	436,169	447,705

Diversified/Conglomerate Manufacturing — 1.5%*:
Amsted Industries, Inc.(d)	4.63		5/15/2030	295,000	295,000	297,133
Appvion ESC, 3M EURIBOR + 4.125%(b)	9.00	(e)	6/1/2020	366,000	338,160	—
Colfax Corp.(d)	6.00		2/15/2024	122,000	122,000	129,625
Colfax Corp.(d)	6.38		2/15/2026	135,000	135,000	147,150
Energizer Holdings, Inc.(d)	7.75		1/15/2027	153,000	160,333	170,985
MTS Systems Corp.(d)	5.75		8/15/2027	33,000	33,000	34,485

Total Diversified/Conglomerate Manufacturing				1,104,000	1,083,493	779,378

Diversified/Conglomerate Service — 1.4%*:
Carlson Travel, Inc.(d)	9.50		12/15/2024	350,000	334,904	348,250
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(d)	5.25		12/1/2027	47,000	47,000	49,468

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	9.25%	5/15/2023	310,000	$325,405	$325,112

Total Diversified/Conglomerate Service			707,000	707,309	722,830

Ecological — 0.2%*:
Clean Harbors, Inc.(d)	4.88	7/15/2027	91,000	91,000	95,778

Electronics — 6.1%*:
Banff Merger Sub, Inc.(d)	9.75	9/1/2026	185,000	183,387	187,313
Dell International LLC/EMC Corp.(d)	7.13	6/15/2024	230,000	242,480	242,650
RP Crown Parent LLC(d)	7.38	10/15/2024	96,000	96,000	99,720
SS&C Technologies, Inc.(d)	5.50	9/30/2027	375,000	375,000	400,312
TIBCO Software, Inc.(d)	11.38	12/1/2021	1,383,000	1,451,308	1,433,203
Veritas US, Inc./Veritas Bermuda Ltd.(d)	10.50	2/1/2024	831,000	776,585	768,675

Total Electronics			3,100,000	3,124,760	3,131,873

Finance — 3.7%*:
Alliance Data Systems Corp.(d)	4.75	12/15/2024	300,000	300,000	299,250
Ally Financial, Inc.	3.88	5/21/2024	250,000	247,762	261,875
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	5/15/2026	500,000	500,000	532,500
LPL Holdings, Inc.(d)	5.75	9/15/2025	518,000	512,662	541,957
Springleaf Finance Corp.	5.38	11/15/2029	250,000	250,000	260,950

Total Finance			1,818,000	1,810,424	1,896,532

Grocery — 0.9%*:
Post Holdings, Inc.(d)	5.50	3/1/2025	300,000	294,316	314,250
Post Holdings, Inc.(d)	5.50	12/15/2029	125,000	125,000	133,288

Total Grocery			425,000	419,316	447,538

Healthcare, Education and Childcare — 7.6%*:
Avantor, Inc.(d)	6.00	10/1/2024	25,000	25,964	26,656
Bausch Health Americas., Inc.(d)	8.50	1/31/2027	175,000	180,246	199,290
Bausch Health Cos., Inc.(d)	5.88	5/15/2023	20,000	17,755	20,175
Bausch Health Cos., Inc.(a),(d)	5.00	1/30/2028	130,000	130,000	133,431
Bausch Health Cos., Inc.(a),(d)	5.25	1/30/2030	136,000	136,000	141,032
Bausch Health Cos., Inc.(d)	5.50	3/1/2023	49,000	40,975	49,245
Bausch Health Cos., Inc.(a),(d)	7.00	1/15/2028	250,000	264,059	275,950
Catalent Pharma Solutions, Inc.(d)	5.00	7/15/2027	98,000	98,000	102,655
Centene Corp.(d)	4.25	12/15/2027	180,000	178,499	185,175
Centene Corp.(d)	4.63	12/15/2029	209,000	209,000	219,732
Centene Corp.(d)	5.38	6/1/2026	19,000	19,891	20,164
Envision Healthcare Corp.(d)	8.75	10/15/2026	472,000	463,478	292,640
HCA, Inc.	5.38	2/1/2025	375,000	378,992	414,686

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d)	6.63%	5/15/2022	860,000	$853,532	$854,625
Par Pharmaceutical, Inc.(d)	7.50	4/1/2027	300,000	300,000	298,500
Service Corp. International/US	5.13	6/1/2029	271,000	271,000	287,937
Tenet Healthcare Corp.(d)	4.88	1/1/2026	125,000	125,000	130,925
Tenet Healthcare Corp.(d)	5.13	11/1/2027	125,000	125,000	132,031
WellCare Health Plans, Inc.	5.25	4/1/2025	92,000	94,775	95,680

Total Healthcare, Education and Childcare			3,911,000	3,912,166	3,880,529

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.3%*:
Newell Brands, Inc.	4.20	4/1/2026	142,000	134,585	148,071

Hotels, Motels, Inns and Gaming — 2.2%*:
Boyne USA, Inc.(d)	7.25	5/1/2025	125,000	125,000	135,938
ESH Hospitality, Inc.(d)	4.63	10/1/2027	265,000	265,000	268,312
Golden Nugget, Inc.(d)	8.75	10/1/2025	126,000	128,381	134,741
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.25	5/15/2027	98,000	98,000	104,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.50	3/1/2025	250,000	247,392	267,500
Wynn Macau Ltd.(a),(d)	5.13	12/15/2029	188,000	188,000	191,856

Total Hotels, Motels, Inns and Gaming			1,052,000	1,051,773	1,102,472

Insurance — 1.2%*:
Acrisure LLC/Acrisure Finance, Inc.(d)	7.00	11/15/2025	275,000	262,671	265,375
Acrisure LLC/Acrisure Finance, Inc.(d)	8.13	2/15/2024	84,000	84,000	91,350
CNO Financial Group, Inc.	5.25	5/30/2029	250,000	263,283	279,063

Total Insurance			609,000	609,954	635,788

Leisure, Amusement, Entertainment — 1.4%*:
LCPR Senior Secured Financing DAC(a),(d)	6.75	10/15/2027	200,000	200,000	212,000
Live Nation Entertainment, Inc.(d)	4.75	10/15/2027	199,000	199,000	205,965
Ryman Hospitality Properties, Inc.(d)	4.75	10/15/2027	296,000	296,000	305,620

Total Leisure, Amusement, Entertainment			695,000	695,000	723,585

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(d)	9.00	2/15/2023	430,000	422,671	385,925

Mining, Steel, Iron and Non-Precious Metals — 8.2%*:
Compass Minerals International, Inc.(d)	4.88	7/15/2024	124,000	116,913	123,535
First Quantum Minerals Ltd.(a),(d)	6.88	3/1/2026	229,000	229,000	231,863
First Quantum Minerals Ltd.(a),(d)	7.00	2/15/2021	161,000	161,672	161,403
First Quantum Minerals Ltd.(a),(d)	7.50	4/1/2025	158,000	150,974	161,555
Hecla Mining Co.	6.88	5/1/2021	287,000	275,310	286,067
Kinross Gold Corp.(a)	5.95	3/15/2024	152,000	156,167	168,720

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Kinross Gold Corp.	6.88%	9/1/2041	99,000	$98,532	$114,964
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA(a),(d)	8.38	12/1/2022	400,000	407,198	418,500
New Gold, Inc.(d)	6.25	11/15/2022	263,000	266,962	261,767
Northwest Acquisitions ULC/Dominion Finco, Inc.(a),(d)	7.13	11/1/2022	893,000	902,745	669,750
Peabody Energy Corp.(d)	6.00	3/31/2022	524,000	526,290	510,900
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.(d)	7.50	6/15/2025	550,000	556,339	528,918
Warrior Met Coal, Inc.(d)	8.00	11/1/2024	540,000	547,109	548,100

Total Mining, Steel, Iron and Non-Precious Metals			4,380,000	4,395,211	4,186,042

Oil and Gas — 7.3%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63	1/15/2022	238,000	234,593	238,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	84,000	83,846	83,790
Calumet Specialty Products Partners LP/Calumet Finance Corp.(d)	11.00	4/15/2025	86,000	92,640	93,525
Cheniere Energy Partners LP(d)	4.50	10/1/2029	184,000	184,000	189,078
Cheniere Energy Partners LP	5.63	10/1/2026	250,000	250,000	264,375
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	18,000	17,806	17,820
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	276,000	263,681	267,030
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	6.25	11/1/2028	62,000	57,309	58,900
Jonah Energy LLC/Jonah Energy Finance Corp.(d)	7.25	10/15/2025	351,000	326,915	103,545
Laredo Petroleum, Inc.	5.63	1/15/2022	264,000	249,570	256,080
Neptune Energy Bondco PLC(d)	6.63	5/15/2025	242,000	242,245	241,850
Oasis Petroleum, Inc.	2.63	9/15/2023	36,000	26,648	27,945
Oasis Petroleum, Inc.	6.88	1/15/2023	133,000	131,471	130,008
Parkland Fuel Corp.(a),(d)	5.88	7/15/2027	125,000	125,000	134,420
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	350,000	359,311	373,625
SM Energy Co.	6.63	1/15/2027	26,000	26,000	25,554
SM Energy Co.	6.75	9/15/2026	268,000	259,164	262,640
Tullow Oil PLC(a),(d)	6.25	4/15/2022	695,000	690,786	627,238
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.(d)	8.75	4/15/2023	48,000	18,698	23,520
Welltec A/S(a),(d)	9.50	12/1/2022	228,000	231,514	225,720
Whiting Petroleum Corp.	6.63	1/15/2026	113,000	113,135	77,007

Total Oil and Gas			4,077,000	3,984,332	3,721,670

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.1%*:
Spectrum Brands, Inc.(d)	5.00%	10/1/2029	48,000	$48,000	$49,560

Personal Transportation — 0.5%*:
Hertz Corp. (The)(d)	6.00	1/15/2028	261,000	260,287	261,000

Personal, Food and Miscellaneous — 1.0%*:
Mattel, Inc.(d)	5.88	12/15/2027	159,000	157,747	167,546
Mattel, Inc.(d)	6.75	12/31/2025	215,000	217,456	231,082
Simmons Foods, Inc.(d)	7.75	1/15/2024	122,000	122,000	131,455

Total Personal, Food and Miscellaneous			496,000	497,203	530,083

Printing and Publishing — 0.5%*:
Xerox Corp.	4.13	3/15/2023	246,000	250,281	254,918

Retail Stores — 2.0%*:
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(d)	7.50	3/15/2026	257,000	257,000	288,482
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)	5.88	2/15/2028	180,000	180,000	191,250
KGA Escrow LLC(d)	7.50	8/15/2023	282,000	282,000	298,215
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	261,875

Total Retail Stores			969,000	969,000	1,039,822

Telecommunications — 8.9%*:
Altice Financing SA(a),(d)	6.63	2/15/2023	250,000	250,850	254,375
Altice Financing SA(a),(d)	7.50	5/15/2026	106,000	100,994	113,950
Altice Finco SA(a),(d)	8.13	1/15/2024	157,000	158,348	161,864
CenturyLink, Inc.(d)	5.13	12/15/2026	300,000	300,000	305,289
CenturyLink, Inc.	6.75	12/1/2023	280,000	280,520	312,550
CommScope Technologies LLC(d)	5.00	3/15/2027	600,000	575,981	564,000
Hughes Satellite Systems Corp.	6.63	8/1/2026	374,000	373,269	415,140
Midcontinent Communications/Midcontinent Finance Corp.(d)	5.38	8/15/2027	149,000	149,000	157,568
Sprint Capital Corp.	6.88	11/15/2028	648,000	653,671	698,220
Sprint Corp.	7.63	3/1/2026	114,000	114,000	125,719
T-Mobile USA, Inc.	4.50	2/1/2026	96,000	96,000	98,400
T-Mobile USA, Inc.	4.75	2/1/2028	210,000	208,783	220,040
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	213,000
Telecom Italia SpA(a),(d)	5.30	5/30/2024	250,000	259,089	268,750
ViaSat, Inc.(d)	5.63	4/15/2027	149,000	149,000	159,430
Virgin Media Secured Finance PLC(a),(d)	5.50	5/15/2029	250,000	254,206	264,687
Ziggo BV(a),(d)	4.88	1/15/2030	89,000	89,000	91,876
Ziggo BV(a),(d)	5.50	1/15/2027	140,000	134,459	148,750

Total Telecommunications			4,362,000	4,347,170	4,573,608

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 2.1%*:
NRG Energy, Inc.(d)	5.25%	6/15/2029	272,000	$272,000	$294,100
Vistra Operations Co. LLC(d)	3.55	7/15/2024	250,000	249,566	253,254
Vistra Operations Co. LLC(d)	4.30	7/15/2029	250,000	249,484	255,047
Vistra Operations Co. LLC(d)	5.00	7/31/2027	250,000	250,000	261,245

Total Utilities			1,022,000	1,021,050	1,063,646

Total Corporate Bonds			45,302,000	45,178,398	45,607,546

Total Fixed Income			49,878,123	49,564,410	50,031,631

Total Investments			49,923,672	49,880,058	50,164,254

Other assets and liabilities — 2.0%*					1,020,921

Net Assets — 100.0%					$51,185,175

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.3%
Canada	3.4%
Ghana	1.2%
Zambia	1.1%
Netherlands	1.1%
Portugal	1.1%
United Kingdom	1.0%
Other (Individually less than 1%)	1.8%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2019.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Diversified Income Fund (“Diversified Income Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”), Barings Global High Yield Fund (“Global High Yield Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). On November 30, 2018 the Emerging Markets Local Currency Debt Fund was liquidated. Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund and Diversified Income Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018. On March 1, 2019, Barings Total Return Bond Fund changed its name to Barings Diversified Income Fund.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets

Debt Blended Total Return Fund, Global Emerging Markets Equity Fund, and Global High Yield Fund.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Diversified Income Fund seeks an absolute return, primarily through current income and capital appreciation. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Diversified Income Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or, if unrated, determined by the Adviser or BIIL, to be of comparable quality. The Global High Yield Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount

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of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of December 31, 2019. The assets and liabilities shown in the Statements of Assets and Liabilities related

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to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of December 31, 2019.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual

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defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$618,954	$681,426	$1,300,380
Preferred Stock	–	–	0	–
Warrants	–	19,878	168	20,046

Total Equities	–	638,832	681,594	1,320,426

Fixed Income:
Bank Loans	–	225,377,778	371,294	225,749,072
Corporate Bonds	–	20,721,279	0	20,721,279

Total Fixed Income	–	246,099,057	371,294	246,470,351

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	20,291	–	20,291

Total	$–	$246,758,180	$1,052,888	$247,811,068

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DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(825,488)	$–	$(825,488)

Total Investments	$–	$245,932,692	$1,052,888	$246,985,580

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

CTI Foods Holding Co, LLC	$553,764	Discounted Cash Flow	Average Enterprise Valuation Multiple: 4 year projection, 7.1x; EBITDA: 15% discount rate

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$119,478	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Southcross Energy Partners LP	$8,184	Barings Supplied	Price taken from Barings sourced via LoanX

Templar Energy LLC	$–	Zero Value	Broker Quote

Templar Energy LLC	$–	Zero Value	Broker Quote

Pinnacle Agriculture Holdings A 2	$–	Zero Value	Valued at zero without primary asset attached

Appvion Holdings Corp	$56	Broker Quote	$0.125: Broker Quote depth of 1

Appvion Holdings Corp	$112	Broker Quote	$0.25: Broker Quote depth of 1

Bank Loans

Boomerang Tube LLC	$62,044	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

CTI Foods Holding Co, LLC, 3M LIBOR	$309,250	Discounted Cash Flow	Average Enterprise Valuation Multiple: 4 year projection, 7.1x; EBITDA: 15% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Galapagos S.A.	$–	Zero Value	Valued at zero without primary asset attached

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Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$461,248	$658,949	$1,120,197
Preferred Stock	–	–	0	–
Warrants	–	–	183	183

Total Equities	–	461,248	659,132	1,120,380

Fixed Income:
Asset-Backed Securities	–	19,762,618	0	19,762,618
Bank Loans	–	89,233,175	501,609	89,734,784
Corporate Bonds	–	93,436,767	0	93,436,767

Total Fixed Income	–	202,432,560	501,609	202,934,169

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	76,520	–	76,520

Total	$–	$202,970,328	$1,160,741	$204,131,069

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(678,948)	–	(678,948)

Total Investments	$–	$202,291,380	$1,160,741	$203,452,121

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Innovation Group	$1	Priced at cost	Priced at cost

MModal, Inc.	$6,492	Analyst Priced	Analyst verified stale price

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$119,478	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Southcross Energy Partners LP	$4,092	Barings Supplied	Price taken from Barings sourced via LoanX

Maxeda DIY B.V.	$423,102	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

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TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Maxeda DIY B.V.	$105,784	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Pinnacle Agriculture Holdings A 2	$–	Zero Value	Valued at zero without primary asset attached

Appvion Holdings Corp	$122	Broker Quote	$0.25: Broker Quote depth of 1

Appvion Holdings Corp	$61	Broker Quote	$0.125: Broker Quote depth of 1

Bank Loans

Innovation Group PLC	$108,347	Broker Quote	$132.459: Broker Quote depth of 1

Innovation Group PLC	$178,490	Broker Quote	$112.169: Broker Quote depth of 1

Innovation Group PLC	$90,404	Broker Quote	$112.169: Broker Quote depth of 1

Boomerang Tube LLC	$124,368	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Priced at zero value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$375,554,977	$12,213,771	$387,768,748
Corporate Bonds	–	319,035,690	–	319,035,690
Mortgage-Backed Securities	–	112,273,680	–	112,273,680
U.S. Treasury & Government Agencies	–	41,815,191	–	41,815,191

Total Fixed Income	–	848,679,538	12,213,771	860,893,309

Purchased Options:
Call Options Purchased	–	901,854	–	901,854
Put Options Purchased	–	1,869,902	–	1,869,902

Total Purchased Options	–	2,771,756	–	2,771,756

Short-Term Investments:
Commercial Paper	–	26,973,272	–	26,973,272

Total Short-Term Investments	–	26,973,272	–	26,973,272

Derivative Securities:
Futures*	1,322,944	–	–	1,322,944

Total	$1,322,944	$878,424,566	$12,213,771	$891,961,281

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DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:
Derivative Securities:
Futures*	$–	$(185,439)	$–	$(185,439)

Total Investments	$1,322,944	$878,239,127	$12,213,771	$891,775,842

*	Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

Goodgreen 2019-2	$2,336,290	Broker Quote	$100.02: Broker quote depth of 1

SLM Student Loan Trust 2006-2	$1,958,220	Broker Quote	$49,500: Broker quote depth of 1

SoFi Alternative Trust 2019-C	$4,111,324	Broker Quote	$102.21: Broker quote depth of 1

SoFi Professional Loan Program 2018-A	$1,060,942	Broker Quote	$ 77.30: Broker quote depth of 1

SoFi Professional Loan Program 2018-B Trust	$754,458	Broker Quote	$ 59.61: Broker quote depth of 1

SoFi Professional Loan Program 2018-D Trust	$651,084	Broker Quote	$ 34.50: Broker quote depth of 1

SoFi Professional Loan Program 2019-A LLC	$1,093,953	Broker Quote	$ 31.05: Broker quote depth of 1

SoFi Consumer Loan Program LLC 2015-A RC	$247,500	Broker Quote	$ 82,500: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2019	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3**	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2019

Asset-Backed Securities	$12,047,135	$(15,251)	$(7,763)	$(1,754,321)	$46,244	$2,366,570	$(468,843)	$12,213,771	$(7,763)

Total	$12,047,135	$(15,251)	$(7,763)	$(1,754,321)	$46,244	$2,366,570	$(468,843)	$12,213,771	$(7,763)

**	Transfers out of Level 3 into Level 2 occurred because observable inputs were now available.

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Diversified Income Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$26,334,600	$299,036	$26,633,636
Corporate Bonds	–	15,440,036	–	15,440,036
Mortgage-Backed Securities	–	2,877,485	–	2,877,485
U.S. Treasury & Government Agencies	–	200,862	–	200,862

Total Fixed Income	–	44,852,983	299,036	45,152,019

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	8,953	–	8,953
Futures*	112,603	–	–	112,603

Total Derivative Securities	112,603	8,953	–	121,556

Total	$112,603	$44,861,936	$299,036	$45,273,575

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(40,361)	–	(40,361)

Total Investments	$112,603	$44,821,575	$299,036	$45,233,214

*	Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

Goodgreen 2019-2	$299,036	Broker Quote	$100.01: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

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Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Corporate Bonds	$–	$23,466,983	$1,221,049	$24,688,032
Foreign Government	–	27,619,765	–	27,619,765

Total Fixed Income	–	51,086,748	1,221,049	52,307,797

Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	95,784	–	95,784
Forward Foreign Currency Exchange Contracts	–	772,895	–	772,895
Futures*	35,290	–	–	35,290
OTC — Credit Default Swaps	–	96,084	–	96,084
OTC — Cross Currency Swaps	–	168,992	–	168,992
OTC — Interest Rate Swaps	–	1,416,597	–	1,416,597

Total Derivative Securities	35,290	2,550,352	–	2,585,642

Total	$35,290	$53,637,100	$1,221,049	$54,893,439

Liabilities:
Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	(775,197)	–	(775,197)
Forward Foreign Currency Exchange Contracts	–	(1,161,185)	–	(1,161,185)
OTC — Credit Default Swaps	–	(16,506)	–	(16,506)
OTC — Cross Currency Swaps	–	(58,443)	–	(58,443)
OTC — Interest Rate Swaps	–	(51,456)	–	(51,456)

Total Derivative Securities	–	(2,062,787)	–	(2,062,787)

Total Investments	$35,290	$51,574,313	$1,221,049	$52,830,652

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Corporate Bonds

Asian Development Bank 7/14/21	$469,580	Broker Quote	$34.53: Broker quote depth of 1

European Bank for Reconstruction and Development 10/29/22	$417,483	Broker Quote	$34.79: Broker quote depth of 1

International Bank for Reconstruction and Development 11/22/21	$333,986	Broker Quote	$34.79: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2019	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2019

Corporate Bonds	$–	$–	$34,855	$–	$–	$1,186,194	$–	$1,221,049	$34,855

Total	$–	$–	$34,855	$–	$–	$1,186,194	$–	$1,221,049	$34,855

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$11,150,214	$–	$–	$11,150,214

Total Equities	11,150,214	–	–	11,150,214

Mutual Fund:
Mutual Fund	389,497	–	–	389,497

Total	$11,539,711	$–	$–	$11,539,711

Total Investments	$11,539,711	$–	$–	$11,539,711

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stock	$–	$33,592	$–	$33,592
Warrants	–	–	120	120

Total Equities	–	33,592	120	33,712

Fixed Income:
Bank Loans	–	2,128,080	–	2,128,080
Corporate Bonds	–	22,234,802	0	22,234,802

Total Fixed Income	–	24,362,882	0	24,362,882

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	6,709	–	6,709

Total	$–	$24,403,183	$120	$24,403,303

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(116,958)	–	(116,958)

Total Investments	$–	$24,286,225	$120	$24,286,345

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp.	$80	Broker Quote	$0.25: Broker quote depth of 1

Appvion Holdings Corp.	$40	Broker Quote	$0.125: Broker quote depth of 1

Corporate Bonds

Appvion ESC	$–	Zero Value	Priced at zero value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$132,489	$–	$132,489
Warrants	–	–	134	134

Total Equities	–	132,489	134	132,623

Fixed Income:
Bank Loans	–	4,424,085	–	4,424,085
Corporate Bonds	–	45,607,546	0	45,607,546

Total Fixed Income	–	50,031,631	0	50,031,631

Total	$–	$50,164,120	$134	$50,164,254

Total Investments	$–	$50,164,120	$134	$50,164,254

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp.	$89	Broker Quote	$0.25: Price source depth of 1

Appvion Holdings Corp.	$45	Broker Quote	$0.125: Price source depth of 1

Corporate Bonds

Appvion ESC	$–	Zero Value	Priced at zero value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2019, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the

Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2019, the Funds had no unfunded loan commitments:

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates.

Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Diversified Income Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended December 31, 2019, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2019:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$20,291

Total		$20,291

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(825,488)

Total		$(825,488)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$76,520	$–	$76,520

Total		$76,520	$–	$76,520

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(678,948)	$–	$(678,948)

Total		$(678,948)	$–	$(678,948)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$1,322,944
Purchased Options	Investments, at fair value	2,771,756

Total		$4,094,700

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(185,439)

Total		$(185,439)

Diversified Income Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$8,953	$–	$8,953
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	90,089	90,089

Total		$8,953	$90,089	$99,042

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(40,361)	$–	$(40,361)
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(17,659)	(17,659)

Total		$(40,361)	$(17,659)	$(58,020)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$772,895	$–	$–	$772,895
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	35,290	–	35,290
OTC – Swaps Contracts	Swap contracts, at fair value	168,992	1,416,597	96,084	1,681,673
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	95,784	–	95,784

Total		$941,887	$1,451,887	$96,084	$2,489,858

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,161,185)	$–	$–	$(1,161,185)
OTC – Swaps Contracts	Swap contracts, at fair value	(58,443)	(51,456)	(16,505)	(126,404)
Centrally Cleared Interest Rate Swaps	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(775,197)	–	(775,197)

Total		$(1,219,628)	$(826,653)	$(16,505)	$(2,062,786)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$6,709

Total		$6,709

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(116,958)

Total		$(116,958)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$1,039,701

Total	$1,039,701

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$493,746	$–	$493,746
Purchased Options	–	(386,428)	(386,428)

Total	$493,746	$(386,428)	$107,318

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(3,807,453)	$–	$(3,807,453)
Purchased Options	500,181	–	500,181
Swaps Contracts	(78,140)	(27,375)	(105,515)

Total	$(3,385,412)	$(27,375)	$(3,412,787)

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$20,446	$–	$–	$20,446
Futures Contracts	–	(252,336)	–	(252,336)
Swaps Contracts	–	–	(7,026)	(7,026)

Total	$20,446	$(252,336)	$(7,026)	$(238,916)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(368,419)	$–	$–	$(368,419)
Futures Contracts	–	(138,133)	–	(138,133)
Purchased Options	(17,579)	–	–	(17,579)
Swaps Contracts	260,139	(1,048,341)	181,464	(606,738)

Total	$(125,859)	$(1,186,474)	$181,464	$(1,130,869)

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$101,954

Total	$101,954

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(783,914)

Total	$(783,914)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(644,075)	$–	$(644,075)
Purchased Options	–	107,638	107,638

Total	$(644,075)	$107,638	$(536,437)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$4,607,226	$–	$4,607,226
Purchased Options	(438,019)	–	(438,019)
Swaps Contracts	13,411	31,646	45,057

Total	$4,182,618	$31,646	$4,214,264

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(11,489)	$–	$–	$(11,489)
Futures Contracts	–	296,772	–	296,772
Swaps Contracts	–	–	8,097	8,097

Total	$(11,489)	$296,772	$8,097	$293,380

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(470,647)	$–	$–	$(470,647)
Futures Contracts	–	107,084	–	107,084
Purchased Options	37,731	–	–	37,731
Swaps Contracts	30,816	1,377,333	51,388	1,459,537

Total	$(402,100)	$1,484,417	$51,388	$1,133,705

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(34,116)

Total	$(34,116)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(a)	$71,097,827

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	59,771,160	–	59,771,160
Purchased Options(a)	–	5,160	5,160

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	2,637	–	2,637
Purchased Options(b)	$51,880,000	–	51,880,000
Centrally Cleared Swap Contracts(b)	–	2,300,000	2,300,000

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Diversified Income Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Futures Contracts(a)	$–	123	123
Forward Foreign Currency Exchange Contracts(b)	$5,063,567	–	5,063,567

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	$–	8	–	8
Forward Foreign Currency Exchange Contracts(b)	$9,284,666,255	–	–	9,284,666,255
Purchased Options(b)	$4,000,000	–	–	4,000,000
OTC – Swaps Contracts	$6,443,172	3,437,295,632	8,666,667	3,452,405,471
Centrally Cleared Swap Contracts(b)	$–	43,978,452	–	43,978,452

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(a)	$8,583,815

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$20,291	$–	$20,291

Total	$20,291	$–	$20,291

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Credit Suisse International	$20,291	$(20,291)	$–	$–

Total	$20,291	$(20,291)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$825,488	$–	$825,488

Total	$825,488	$–	$825,488

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Credit Suisse International	$128,857	$(20,291)	$–	$108,566
Morgan Stanley & Co.	696,631	–	–	696,631

Total	$825,488	$(20,291)	$–	$805,197

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$76,520	$–	$76,520

Total	$76,520	$–	$76,520

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$76,520	$(13,317)	$–	$63,203

Total	$76,520	$(13,317)	$–	$63,203

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$678,948	$–	$678,948

Total	$678,948	$–	$678,948

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$13,317	$(13,317)	$–	$–
Barclays Bank plc	134,630	–	–	134,630
Credit Suisse International	1,805	–	–	1,805
JPMorgan Chase Bank N.A.	529,196	–	(320,000)	209,196

Total	$678,948	$(13,317)	$(320,000)	$345,631

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$2,771,756	$–	$2,771,756

Total	$2,771,756	$–	$2,771,756

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$2,771,756	$–	$(2,771,756)	$–

Total	$2,771,756	$–	$(2,771,756)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Diversified Income Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$8,953	$–	$8,953

Total	$8,953	$–	$8,953

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Barclays Bank plc	$8,611	$(8,611)	$–	$–
Citibank N.A.	342	(342)	–	–

Total	$8,953	$(8,953)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$40,361	$–	$40,361

Total	$40,361	$–	$40,361

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Barclays Bank plc	$10,435	$(8,611)	$–	$1,824
Citibank N.A.	364	(342)	–	22
HSBC Bank USA	29,562	–	–	29,562

Total	$40,361	$(8,953)	$–	$31,408

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$772,895	$–	$772,895
Swap Contracts	1,681,673	–	1,681,673

Total	$2,454,568	$–	$2,454,568

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,271,783	$(402,254)	$(869,529)	$–
Barclays Bank plc	117,380	(117,380)	–	–
BNP Paribas S.A.	95,906	–	–	95,906
Citibank N.A.	558,855	(203,399)	(290,936)	64,520
Credit Suisse	90,542	–	–	90,542
Goldman Sachs & Co.	62,247	(62,247)	–	–
JPMorgan Chase Bank N.A.	215,959	(215,959)	–	–
Morgan Stanley & Co.	40,465	(40,465)	–	–
Standard Chartered Bank	1,431	(1,431)	–	–

Total	$2,454,568	$(1,043,135)	$(1,160,465)	$250,968

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,161,185	$–	$1,161,185
Swap Contracts	126,405	–	126,405

Total	$1,287,590	$–	$1,287,590

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$402,254	$(402,254)	$–	$–
Barclays Bank plc	225,035	(117,380)	(60,000)	47,655
Citibank N.A.	203,399	(203,399)	–	–
Goldman Sachs & Co.	78,796	(62,247)	(16,549)	–
HSBC Bank USA	10,878	–	–	10,878
JPMorgan Chase Bank N.A.	230,943	(215,959)	–	14,984
Morgan Stanley & Co.	134,770	(40,465)	–	94,305
Standard Chartered Bank	1,515	(1,431)	–	84

Total	$1,287,590	$(1,043,135)	$(76,549)	$167,906

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$6,709	$–	$6,709

Total	$6,709	$–	$6,709

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$6,701	$(1,106)	$–	$5,595
Barclays Bank plc	8	–	–	8

Total	$6,709	$(1,106)	$–	$5,603

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$116,958	$–	$116,958

Total	$116,958	$–	$116,958

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,106	$(1,106)	$–	$–
Citibank N.A.	68,228	–	–	68,228
JPMorgan Chase Bank N.A.	47,624	–	–	47,624

Total	$116,958	$(1,106)	$–	$115,852

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2019.

L. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N. Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Diversified Income Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Diversified Income Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Global Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.20%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2020 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund and Global High Yield Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%
Global High Yield Fund	0.35%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Diversified Income Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2019.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the six months ended December 31, 2019, no sales charges were retained by the Distributor on sales of Class A and Class C shares of the Funds.

For the six months ended December 31, 2019, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$1,157	$42,897
Global Credit Income Opportunities Fund	342	3,513
Active Short Duration Bond Fund	–	8,727
Emerging Markets Debt Blended Total Return Fund	556	3,458
Global High Yield Fund	51	368

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian,

and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the six months ended December 31, 2019, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.16%
Global Credit Income Opportunities Fund	0.14%
Active Short Duration Bond Fund	0.09%
Diversified Income Fund	0.21%
Emerging Markets Debt Blended Total Return Fund	0.23%
Global Emerging Markets Equity Fund	0.37%
Global High Yield Fund	0.28%
U.S. High Yield Fund	0.20%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the six months ended December 31, 2019, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.01%
Global Credit Income Opportunities Fund	0.01%
Active Short Duration Bond Fund	0.01%
Diversified Income Fund	0.05%
Emerging Markets Debt Blended Total Return Fund	0.05%
Global Emerging Markets Equity Fund	0.13%
Global High Yield Fund	0.09%
U.S. High Yield Fund	0.04%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

The tax character of dividends paid to shareholders during the tax year ended June 30, 2019 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$15,249,263	$391,463	$	–	$15,640,726
Global Credit Income Opportunities Fund	12,750,860	1,517,782		263,953	14,532,595
Active Short Duration Bond Fund	15,755,535	520,666		–	16,276,201
Diversified Income Fund	1,104,402	–		–	1,104,402
Emerging Markets Debt Blended Total Return Fund	2,816,937	–		263,192	3,080,129
Global High Yield Fund	1,689,662	429,794		–	2,119,456
U.S. High Yield Fund	3,321,860	–		–	3,321,860

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2019, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$256,713,132	$1,766,421	$(10,688,776)	$(8,922,355)
Global Credit Income Opportunities Fund	211,698,584	3,321,335	(10,965,369)	(7,644,034)
Active Short Duration Bond Fund	883,185,187	10,604,584	(3,151,434)	7,453,150
Diversified Income Fund	44,691,395	551,303	(90,679)	460,624
Emerging Markets Debt Blended Total Return Fund	50,322,192	3,125,192	(1,139,587)	1,985,605
Global Emerging Markets Equity Fund	9,769,005	2,027,103	(256,397)	1,770,706
Global High Yield Fund	24,857,433	706,509	(1,167,348)	(460,839)
U.S. High Yield Fund	49,880,058	1,767,841	(1,483,644)	284,197

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the six months ended December 31, 2019 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$53,157,906	$65,330,831	$–	$–
Global Credit Income Opportunities Fund	73,799,483	69,494,850	–	–
Active Short Duration Bond Fund	319,459,330	149,406,388	15,561,500	21,972,030
Diversified Income Fund	16,518,413	13,242,752	401,250	304,008
Emerging Markets Debt Blended Total Return Fund	28,299,308	24,712,757	–	–
Global Emerging Markets Equity Fund	1,354,859	918,494	–	–
Global High Yield Fund	10,653,337	13,414,365	–	–
U.S. High Yield Fund	14,220,762	14,097,069	–	–

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

9.	Common Stock

Transactions in common stock for the six months ended December 31, 2019 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	743,106	$6,884,623	618,513	$5,784,016
Shares sold through reinvestments of distributions	129,444	1,195,871	279,598	2,606,921
Shares redeemed	(726,523)	(6,698,071)	(1,640,608)	(15,271,436)

Net increase (decrease)	146,027	$1,382,423	(742,497)	$(6,880,499)

CLASS C
Shares sold	60,621	$556,482	208,023	$1,965,179
Shares sold through reinvestments of distributions	19,958	183,713	41,472	384,747
Shares redeemed	(119,140)	(1,096,191)	(260,855)	(2,432,322)

Net decrease	(38,561)	$(355,996)	(11,360)	$(82,396)

CLASS I
Shares sold	2,860,215	$26,600,000	3,057,892	$29,141,715
Shares sold through reinvestments of distributions	109,687	1,015,350	183,732	1,713,816
Shares redeemed	(1,969,493)	(18,230,940)	(1,667,311)	(15,786,911)

Net increase	1,000,409	$9,384,410	1,574,313	$15,068,620

CLASS Y
Shares sold	3,085,906	$28,540,561	15,302,189	$144,205,728
Shares sold through reinvestments of distributions	377,876	3,497,662	811,024	7,572,102
Shares redeemed	(5,161,286)	(47,721,999)	(14,030,191)	(131,010,360)

Net increase (decrease)	(1,697,504)	$(15,683,776)	2,083,022	$20,767,470

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	142,236	$1,261,418	1,398,672	$12,824,235
Shares sold through reinvestments of distributions	145,486	1,292,149	397,695	3,583,380
Shares redeemed	(298,243)	(2,651,597)	(2,555,445)	(22,815,351)

Net decrease	(10,521)	$(98,030)	(759,078)	$(6,407,736)

CLASS C
Shares sold	56,180	$499,648	221,588	$2,019,448
Shares sold through reinvestments of distributions	20,657	183,255	52,350	470,536
Shares redeemed	(58,494)	(517,955)	(275,165)	(2,472,862)

Net increase (decrease)	18,343	$164,948	(1,227)	$17,122

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	916,202	$8,199,999
Shares sold through reinvestments of distributions	25,926	230,273	13,545	121,519
Shares redeemed	–	–	(669,643)	(6,000,000)

Net increase	25,926	$230,273	260,104	$2,321,518

CLASS Y
Shares sold	3,795,374	$33,827,323	7,687,011	$69,664,148
Shares sold through reinvestments of distributions	315,445	2,801,078	743,115	6,700,505
Shares redeemed	(3,159,000)	(28,047,540)	(8,977,793)	(80,944,931)

Net increase (decrease)	951,819	$8,580,861	(547,667)	$(4,580,278)

Active Short Duration Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,597,911	$75,562,555	7,101,405	$70,189,358
Shares sold through reinvestments of distributions	213,111	2,119,793	431,679	4,265,785
Shares redeemed	(3,922,996)	(39,011,079)	(11,765,228)	(116,239,590)

Net increase (decrease)	3,888,026	$38,671,269	(4,232,144)	$(41,784,447)

CLASS C
Shares sold	190,503	$1,892,069	112,192	$1,106,449
Shares sold through reinvestments of distributions	2,627	26,097	3,241	32,008
Shares redeemed	(24,548)	(243,767)	(112,125)	(1,107,862)

Net increase	168,582	$1,674,399	3,308	$30,595

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	22,877,949	$227,370,746	46,643,848	$460,231,739
Shares sold through reinvestments of distributions	770,402	7,656,557	934,483	9,235,817
Shares redeemed	(9,417,745)	(93,596,757)	(14,901,345)	(147,071,661)

Net increase	14,230,606	$141,430,546	32,676,986	$322,395,895

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Diversified Income Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,018	$10,001	54,483	$525,242
Shares sold through reinvestments of distributions	90	889	130	1,265
Shares redeemed	(143)	(1,411)	(50,659)	(490,472)

Net increase	965	$9,479	3,954	$36,035

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	498,845	$4,901,842	1,590,156	$15,528,182
Shares sold through reinvestments of distributions	35,543	349,427	26,772	261,552
Shares redeemed	(165,580)	(1,627,236)	(249,234)	(2,425,063)

Net increase	368,808	$3,624,033	1,367,694	$13,364,671

Emerging Markets Debt Blended Total Return Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	72,214	$722,770	3,593	$33,551
Shares sold through reinvestments of distributions	1,770	17,680	1,080	10,259
Shares redeemed	(5,084)	(48,785)	(23,984)	(224,063)

Net increase (decrease)	68,900	$691,665	(19,311)	$(180,253)

CLASS C
Shares sold	1,978	$20,000	4,308	$41,000
Shares sold through reinvestments of distributions	219	2,183	417	3,993
Shares redeemed	–	–	(7,937)	(74,070)

Net increase (decrease)	2,197	$22,183	(3,212)	$(29,077)

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	678,524	$6,818,856	175,657	$1,687,757
Shares sold through reinvestments of distributions	10,544	105,792	5,220	50,400
Shares redeemed	(70,201)	(679,795)	(47,558)	(454,625)

Net increase	618,867	$6,244,853	133,319	$1,283,532

Global Emerging Markets Equity Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE PERIOD ENDED JUNE 30, 2019(1)
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS C
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS I
Shares sold	–	$–	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	490,000	$4,900,000

CLASS Y
Shares sold	–	$–	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	490,000	$4,900,000

(1)	Fund commenced operation on September 17, 2018.

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

Global High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,057	$38,991	230,593	$2,192,423
Shares sold through reinvestments of distributions	1,600	15,291	1,038	9,771
Shares redeemed	(211,946)	(2,009,307)	(439)	(4,142)

Net increase (decrease)	(206,289)	$(1,955,025)	231,192	$2,198,052

CLASS C
Shares sold	4,812	$45,957	11,068	$102,520
Shares sold through reinvestments of distributions	360	3,454	859	8,104
Shares redeemed	(2,636)	(25,160)	(6,704)	(60,654)

Net increase	2,536	$24,251	5,223	$49,970

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	147	$1,424	478,228	$4,521,457
Shares sold through reinvestments of distributions	892	8,542	3,172	30,114
Shares redeemed	(99,843)	(949,156)	(386,084)	(3,686,335)

Net increase (decrease)	(98,804)	$(939,190)	95,316	$865,236

U.S. High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,531	$142,284	299,631	$2,936,402
Shares sold through reinvestments of distributions	7,459	73,120	11,491	112,082
Shares redeemed	(146,304)	(1,421,780)	(215,869)	(2,116,695)

Net increase (decrease)	(124,314)	$(1,206,376)	95,253	$931,789

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

Barings Funds Trust 2019 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2019		FOR THE YEAR ENDED JUNE 30, 2019
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	11,431	110,810
Shares redeemed	–	–	(279,772)	(2,719,379)

Net increase (decrease)	–	$–	(268,341)	$(2,608,569)

CLASS Y
Shares sold	242,558	$2,372,440	526,284	$5,109,450
Shares sold through reinvestments of distributions	67,550	661,548	161,061	1,565,077
Shares redeemed	(191,185)	(1,871,103)	(1,130,987)	(10,910,446)

Net increase (decrease)	118,923	$1,162,885	(443,642)	$(4,235,919)

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $61,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

11.	Subsequent Events

On February 14, 2020, the Board of Trustees elected to liquidate the Barings Global High Yield Fund, effective March 19, 2020.

Also, at the February 14th meeting, the Board of Trustees elected Michael Cowart to serve as Chief Compliance Officer of the Barings Funds Trust.

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to December 31, 2019 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2019 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between Barings Funds Trust (the “Trust”), on behalf of each of its eight series funds (the “Funds”), and Barings LLC (“Barings”) (the “Management Agreement”) and the Sub-Advisory Agreement (the “BIIL Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between Barings and Baring International Investment Limited (“BIIL”) on behalf of Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Credit Income Opportunities Fund, Barings Global Emerging Markets Equity Fund, Barings Global Floating Rate Fund and Barings Global High Yield Fund. The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At in-person meetings held on May 3, 2019 and August 8, 2019 (the “Meetings”), the Trustees met for the purpose of considering whether to approve the Agreements for the Funds. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meetings, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including, but not limited to: the principal terms of the Agreements; Barings and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Funds; the financial strength of Barings; the fee arrangements between Barings and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; the profitability of the Agreements to Barings; and the potential “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings to Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, formerly known as Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Funds, Barings Global High Yield Fund and Barings U.S. High Yield Fund; and by Barings and BIIL to Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Global High Yield Fund and Barings Global Emerging Markets Equity Funds, the Trustees considered the specific responsibilities of each of Barings and BIIL in the day-to-day management of the Funds, the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day management of the Funds, the ability of each of Barings and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of each of Barings and BIIL. The Trustees also considered the trading capabilities of each of Barings and BIIL.

The Trustees reviewed the Funds’ investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings. The Trustees noted that the net total return performance of Class I shares of each of the Funds was as follows: Barings Global Floating Rate Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period and in the 1st quintile for each of the three-year and five-year periods ended March 31, 2019 (the 1st quintile being the best performers and the 5th quintile being the worst performers); Barings Global Credit Income Opportunities Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period, and in the 1st quintile for each of the three-year and five-year

Barings Funds Trust 2019 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

periods ended March 31, 2019; Barings Active Short Duration Bond Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period and in the 1st quintile for the three-year period ended March 31, 2019; Barings Diversified Income Fund ranked in the 5th quintile of its Broadridge performance universe for the one-year period and in the 2nd quintile for the three-year period, ended March 31, 2019; Barings Global High Yield Fund ranked in the 3rd quintile of its Broadridge performance universe for the one-year period and the 1st quintile for the three-year period, ended March 31, 2018; Barings U.S. High Yield Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period and in the 1st quintile for the three-year period, ended March 31, 2018; and Barings Emerging Markets Debt Blended Total Return Fund ranked in the 5th quintile of its Broadridge performance universe for the one-year period and the 1st quintile for the three-year period ended March 31, 2018. Because Barings Global Emerging Markets Equity Fund had less than one year of performance as of March 31, 2019, performance universe information was not presented. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the performance achieved by Barings and BIIL.

The Trustees considered the investment management fee paid by each Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Funds) pays BIIL its sub-advisory fee under the BIIL Sub-Advisory Agreement for the applicable Funds. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), the effective advisory fee rate and total expense ratio for each Fund’s Class I shares were as follows: Barings Global Floating Rate Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Global Credit Income Opportunities Fund’s effective advisory fee rate was higher than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Active Short Duration Bond Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Diversified Income Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Global High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings U.S. High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Emerging Markets Debt Blended Total Return Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; and Barings Global Emerging Markets Equity Fund’s effective advisory fee rate was higher than the Broadridge expense group median and total expense ratio lower than the Broadridge expense group average.

The Trustees also considered the advisory fees charged by Barings to institutional separate accounts advised by Barings (“separate accounts”) and unaffiliated investment companies for which Barings serves as subadviser (“subadvised funds”), if any, that have comparable investment strategies to the Funds. In comparing these fees, the Trustees considered information provided by Barings as to the generally broader scope of services provided by Barings to the Funds, as well as the more extensive regulatory burdens imposed on Barings in managing the Funds, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on Barings’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds in comparison to separate accounts.

The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Barings’ statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the break-even point. The Trustees noted that Barings has instituted caps on expenses that insulate shareholders from the effects on expenses of the Funds’ relatively small size.

Barings Funds Trust 2019 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Funds, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider BIIL’s profitability separately. The Trustees then considered potential “fall-out” benefits to Barings and its affiliates as a result of Barings’ relationship with the Trust. The Board concluded that, in light of the expected costs of providing investment management and other services to the Trust and Barings’ commitment to cap the expenses of each Fund, the other ancillary benefits that Barings and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services provided by Barings, the fee rates and expenses of each Fund supported the approval of the Management Agreement and the BIIL Sub-Advisory Agreement for the applicable Funds.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Management Agreement and the BIIL Sub-Advisory Agreement should be continued for an additional one-year period through August 2020.

    Barings Funds Trust

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date March 6, 2020

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date March 6, 2020